Oppenheimer Limited Term California Municipal Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 24, 2006

This Statement of Additional Information ("SAI") is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Prospectus dated October 24, 2006. It should be read together with the Prospectus, which may be obtained by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                   Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Other Investment Techniques and Strategies...............................
     Other Investment Restrictions............................................
Disclosure of Portfolio Holdings..............................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Board of Trustees and Oversight Committees...............................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................

Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Payments to Fund Intermediaries...............................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm.......................
Financial Statements .........................................................

Appendix A: Municipal Bond Ratings Definitions.............................A-1
Appendix B: Industry Classifications.......................................B-1
Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers.C-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc. (the "Manager"), can
select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The
Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all. The Fund does not make investments with the objective of seeking capital growth.
However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.
Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the
Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X|   Determining the Average Effective Portfolio Maturity. In seeking to maintain a dollar-weighted average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

      If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.

      In computing the Fund's average effective portfolio maturity, the
Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity as are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Mainly
Invest In" and "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X|   Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are
"general obligation" and "revenue" bonds (including "industrial development"
and "private activity" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

o     General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco master settlement agreement (as described in the section titled
("Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o     Private Activity Bonds.  The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code"), the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or,
"industrial development bonds" as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities.  Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of
"qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met.  The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities.  The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3)
organizations.

      Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

      Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal
Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user.  A
"substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

      Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities.  The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds.  The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

            Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject.  If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

      |X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X|   Tax-Exempt Commercial Paper. This type of short-term obligation
(usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities. Their purchase by the Fund would be limited as described below in
"Illiquid and Restricted Securities." Municipal lease obligations that the
Manager has determined to be liquid under guidelines set by the Board of
Trustees are not subject to the Fund's 15% limit on investments in illiquid securities.

      Those guidelines require the Manager to evaluate:

o     the frequency of trades and price quotations for such securities;
o     the number of dealers or other potential buyers willing to purchase or sell such securities;
o     the availability of market-makers; and
o     the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS.  The Fund may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master
Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the
MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The
MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest U.S. tobacco manufacturers (Phillip Morris, RJ Reynolds, Brown &
Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the
MSA.

      A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA
Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the
MSA and a state appropriation pledge.

      These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as
"appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA
Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.
The Fund considers the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

      Litigation Challenging the MSA.  The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce
Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges
(referred to herein as Grand River and Freedom Holdings) are pending in the
U.S. District Court for the Southern District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the
Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states' MSA-related legislation that interpretation appears to conflict with interpretations by other courts, that have rejected challenges to the MSA and the states' MSA-related legislation.
Prior decisions rejecting such challenges have concluded that the MSA and the
MSA-related legislation do not violate the Commerce Clause of the U.S.
Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines.  Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between
Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

      Grand River and Freedom Holdings.   Both cases are pending in the U.S.
District Court for the Southern District of New York and seek to enjoin the enforcement of states' MSA-related legislation. The Grand River case is pending against the attorneys general of 31 states.  The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the
Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

      The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case.  On February 10,
2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New
York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce
Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York's MSA-related legislation.

      To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss.  A final decision in these cases by the
District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court.  A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

      A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss.  Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution.  On March 1, 2006, the U.S. Court of Appeals for the Fifth
Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana,
Oklahoma, Kansas, Kentucky, Tennessee and Arkansas. The issues raised in
Freedom Holdings or Grand River are also raised in many of these other cases.  The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

      Litigation Seeking Monetary Relief from Tobacco Industry Participants.
The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as
"secondhand smoke."  Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

      The MSA does not release participating manufacturers from liability in either individual or class action cases.  Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain.
Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA.
In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact
(and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

      |X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard &
Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.
("Standard and Poor's") and Fitch, Inc. ("Fitch"), represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events event in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
As a result, the pre-refunded security has essentially the same risks of default as an AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch for municipal securities are contained in Appendix A to this SAI. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o     Special Risks of Lower-Grade Securities. Up to 5% of the Fund's total assets may be invested in municipal obligations rated below investment grade.
These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the
Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower quality securities.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade, they may be subject to special risks and have some speculative characteristics.

      In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event.
The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

Special Considerations Relating to California Municipal Obligations

      Because the Fund invests primarily in California tax-exempt securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities.  The following information is based on information available as of the date of this SAI primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated June 14, 2006.

General Economic Conditions

      The economy of the State is the largest among the 50 states and one of the largest in the world.  The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.
Since early 2001, the State has faced severe financial challenges, which may continue for several years.  The State experienced an economic recession in
2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in
Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues.  In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes.  Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

      California's geographic location subjects it to earthquake risks.  It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area.  The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect
State and local governmental budgets.

State Budgets

2005 Budget Act. The State's 2005 Budget Act (adopted in July 2005 for the fiscal year ending June 30, 2006) forecasted $84.5 billion in General Fund revenues and transfers, $90.0 billion in expenditures, and after application of the prior year's $7.5 billion General Fund balance, a positive General
Fund balance of $1.9 billion.  The State's Legislative Analyst's Office (the
"LAO"), in its Analysis of the 2006-07 Budget Bill Report issued on February
23, 2006 (the "LAO February 2006 Report"), estimates General Fund revenues and transfers of $89.0 billion, expenditures of $90.5 billion and a positive
General Reserve balance of $7.6 billion for the 2005-2006 fiscal year.  The
May Revision to the Governor's Budget for 2006-07, released in May 2006 (the
"2006 May Revision"), projects General Fund revenues and transfers of $92.4 billion, expenditures of $92.6 billion and a positive General Reserve balance of $8.8 billion for the 2005-2006 fiscal year.  The 2006 Budget Act, as of
June 30, 2006, projects that the 2005-06 fiscal year will end with revenues and transfers of $102.2 billion, expenditures of $92.7 billion and a reserve of $9.0 billion.

2006 Budget Act.  The Governor's Budget for the 2006-07 fiscal year, released in January 2006, projects General Fund revenues and transfers for the fiscal year ended June 30, 2007 of $91.5 billion, expenditures at $97.9 billion, and a year-end General Fund reserve of $674 million.  Coinciding with the release of the budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts.  The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds.  The LAO February 2006 Report projects revenues and transfers of $93.0 billion, expenditures of $98.0 billion and a positive General Reserve balance of $2.6 billion for the 2006-2007 fiscal year (approximately $1.9 billion more than that assumed in the budget estimate).

      However, the LAO warned that several budgetary risks could add several billions of dollars to the operating shortfalls during the next several fiscal years.  They include an economic slowdown due to higher energy costs, a real estate decline, unfavorable outcomes in major lawsuits, and added
State costs resulting from federal budget reduction efforts.  The LAO recommended that the Legislature reduce the amount of ongoing spending increases proposed in the budget.  In the report, the LAO warned of operating budget shortfalls in upcoming years of up to $5 billion annually.

      The 2006 May Revision projected that the State would receive about $7.5 billion in additional revenues (for 2005-06 and 2006-07) from revenues projected in January, although expenditures would also increase.  The May
Revision projected General Fund revenues and transfers for the fiscal year ended June 30, 2007 of $93.9 billion, expenditures at $101.0 billion, and a year-end General Fund reserve of $2.2 billion.  The spending plan includes
$3.2 billion for the repayment or prepayment of prior obligations, including
$1.5 billion to prepay Economic Recovery Bonds, and other one-time costs of
$1.6 billion.

      The Governor signed the 2006 Budget Act on June 30, 2006 which was substantially in line with the Governor's proposals in the 2006 May
Revision.  The 2006 Budget Act forecasts $93.9 billion in General Fund revenues and transfers and $101.3 billion in expenditures. The 2006 Budget
Act projects that by utilizing the prior year's $9.5 billion General Fund balance, the General Fund will end the fiscal year with a positive balance of about $2.1 billion.  The 2006 Budget Act assumes that the State will not issue Economic Recovery Bonds or raise taxes.

Constraints on the Budget Process.  Approved in March 2004 with the State's
Economic Recovery Bonds, Proposition 58 requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

      If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation.  If the Legislature fails to pass and send to the
Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

      Proposition 58 also requires that a special reserve (the Budget
Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General
Fund revenues would be transferred by the Controller into the Budget
Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization
Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.
Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets.  It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and
State economic conditions and other factors.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of May 1, 2006, the State had
approximately $56.3 billion aggregate principal of its long-term general obligation bonds and revenue bonds outstanding.  Inclusive of estimated interest of approximately $34.1 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly
$90.4 billion.  General obligation bond authorizations in an aggregate amount of approximately $31.7 billion remained unissued as of that date.

  Ratings.  As of July 11, 2006, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings.  It is
not presently possible to determine whether, or the extent to which, Moody's,
Standard & Poor's or Fitch Ratings will change such ratings in the future.

  Future Initiatives.  In response to the Governor's "Strategic Growth Plan", the Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included four bond measures totaling about $37.3 billion which will appear on the November 2006 election ballot.

Local Government

      The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los
Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

      Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego
County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.  It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the
State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local governments officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle
License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million to schools, and special districts to shift $350 million, in property tax revenues they would otherwise receive.
As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the
November 2004 election.  Senate Constitutional Amendment No. 4 amends the
State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November
3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the
State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

      Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition,
Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional
Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Constitutional, Legislative and Other Factors

      The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The
Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

      Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit.
"Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes"
exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.  Various types of appropriations are excluded from the Appropriations Limit.

      The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

      The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section
7912 requires an estimate of the Appropriations Limit to be included in the
Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

      On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the
"Classroom Instructional Improvement and Accountability Act." Proposition 98
changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the
Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period.  Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

      Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the Fund's portfolio.

      Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process.  Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time.  If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

  Effect of other State Laws on Bond Obligations.  Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties.
These are subject to provisions of California law that could adversely affect the holders of such obligations.  For example, the revenues of California health care institutions may be adversely affected by State laws, and
California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.  Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the
State legislature for such purpose.

Pending Litigation

      The State is a party to numerous legal proceedings, many of which normally occur in governmental operations.  In addition, the State is involved in certain other legal proceedings that, if decided against the
State might require the State to make significant future expenditures or impair future revenue sources.  Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

      On August 8, 2005, a lawsuit, California Teachers Association v. Arnold
Schwarzenegger was filed.  Plaintiffs - California Teachers Association,
California Superintendent of Public Instruction Jack O'Connell and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the
2005-06 fiscal year in the aggregate amount of approximately $3.1 billion.
Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution.  On
May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation.  The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts
(approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

      On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the
State of pension obligation bonds.  The judge ruled the bonds were not valid.  The State appealed, but the State will not be able to issue pension obligation bonds until the matter is finally resolved.  For the 2005-2006 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public Employees' Retirement
System which had been planned to be funded from the bonds.  The 2006 Budget
Act does not call for the issuance of any pension obligation bonds.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times, and at times may not use them.

      |X|   Floating Rate and Variable Rate Obligations. Variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X|   Inverse Floaters. Variable rate bonds known as "inverse floaters"
pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As short term interest rates rise, inverse floaters produce less current income and their market value can become volatile. As short term interest rates fall, inverse floaters produce more current income. Inverse floaters are a type of derivative security.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. For example, the interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions. The Fund can invest up to 20% of its total assets in inverse floaters.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The
Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock"
option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under certain circumstances, such an agreement would commit the Fund to reimburse the sponsor of the inverse floater the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. The Fund would not be required to make such a reimbursement under standard terms of a more typical inverse floater not subject to such an agreement. Although entering into a "shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the reimbursement described above, the Fund may receive higher interest payments than under a typical inverse floater and generally is able to defer recognizing any loss on an inverse floater covered by the shortfall and forbearance agreement.

      |X|   "When-Issued" and "Delayed-Delivery" Transactions. The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the Fund will identify on its books liquid assets with a value at least equal to the purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other
debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

|X|   Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Manager from time to time. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      |X|   Illiquid Securities and Restricted Securities. The Fund has
percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. The Fund cannot buy securities that have a restriction on resale. The Manager determines the liquidity of certain of the
Fund's investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions or maintain adequate liquidity.  The Manager takes into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  Illiquid securities include repurchase agreements maturing in more than seven days.

|X|   Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

            When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      ?     Borrowing for Leverage. The Fund has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage". Under its fundamental policies, the Fund may not borrow, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less its liabilities, other than borrowings, except that a fund may borrow up to
5% of its total assets for temporary purposes from any person. Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. The
Fund may borrow for temporary or emergency purposes only to the extent necessary in emergency situations to meet redemption requests after using all cash held by the Fund to meet such redemption requests, other than cash necessary to pay Fund fees and expenses. If the value of a Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required, within three days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on the loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the
Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

|X|   Other Derivative Investments. Certain derivatives, such as options, futures, index securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X|   Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
o     buy puts on securities, or
o     write covered calls on securities. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

o     Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes must be "covered" while it is outstanding.
                  That means the Fund must own the investment on which the
                  call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

      Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It may also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is neither exercised nor sold
(whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment.  Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is in the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

|X|   Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments.  The Commodities Futures
Trading Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor
(as they may be amended from time to time), and as otherwise set forth in the
Fund's Prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."
Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because such gains would not be tax-exempt income. To a limited degree, the
Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial
Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past three fiscal years.

|X|   Temporary Defensive and Interim Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     commercial paper rated "A-1" by Standard & Poors, or having a comparable rating by another nationally-recognized rating agency;
            and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

      ?  Investments in Other Investment Companies. On a temporary basis, the
Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal and California personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses in addition to its own expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this SAI are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The
Fund's principal investment policies are described in the Prospectus.

      ? Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      o  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California municipal securities.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      o  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      o  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified"
as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than
Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by revenue bonds (formerly referred to as "industrial development bonds ") as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted as a non-fundamental policy the industry classifications set forth in Appendix B to this SAI. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the
Fund's policy not to concentrate.  The Fund does not intend to invest 25% or more of its assets in securities backed by the revenue of a single project or similar type project. The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information by employees, officers and/or directors of the Manager, Distributor, and Transfer Agent.  These
policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Fund, the Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
"compensation" or "consideration" for these purposes.  It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below.
If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
      Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
      Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who
      need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.  Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund.  Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
      (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)
o     Dealers to obtain price quotations where the Fund is not identified as the owner

      Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the
Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio.  In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor,
and Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the
Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings.  One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

          ---------------------------------------------------------
          A.G. Edwards & Sons           Keijser Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          ABG Securities                Kempen & Co. USA Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          ABN AMRO                      Kepler Equities/Julius
                                        Baer Sec
          ---------------------------------------------------------
          ---------------------------------------------------------
          Advest                        KeyBanc Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          AG Edwards                    Leerink Swan
          ---------------------------------------------------------
          ---------------------------------------------------------
          American Technology Research  Legg Mason
          ---------------------------------------------------------
          ---------------------------------------------------------
          Auerbach Grayson              Lehman
          ---------------------------------------------------------
          ---------------------------------------------------------
          Banc of America Securities    Lehman Brothers
          ---------------------------------------------------------
          ---------------------------------------------------------
          Barclays                      Lipper
          ---------------------------------------------------------
          ---------------------------------------------------------
          Baseline                      Loop Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Bear Stearns                  MainFirst Bank AG
          ---------------------------------------------------------
          ---------------------------------------------------------
          Belle Haven                   Makinson Cowell US Ltd
          ---------------------------------------------------------
          ---------------------------------------------------------
          Bloomberg                     Maxcor Financial
          ---------------------------------------------------------
          ---------------------------------------------------------
          BNP Paribas                   Merrill
          ---------------------------------------------------------
          ---------------------------------------------------------
          BS Financial Services         Merrill Lynch
          ---------------------------------------------------------
          ---------------------------------------------------------
          Buckingham Research Group     Midwest Research
          ---------------------------------------------------------
          ---------------------------------------------------------
          Caris & Co.                   Mizuho Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          CIBC World Markets            Morgan Stanley
          ---------------------------------------------------------
          ---------------------------------------------------------
          Citigroup                     Morningstar
          ---------------------------------------------------------
          ---------------------------------------------------------
          Citigroup Global Markets      Natexis Bleichroeder
          ---------------------------------------------------------
          ---------------------------------------------------------
          Collins Stewart               Ned Davis Research Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          Craig-Hallum Capital Group LLCNomura Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Credit Agricole Cheuvreux     Pacific Crest
          N.A. Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Credit Suisse First Boston    Pacific Crest Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Daiwa Securities              Pacific Growth Equities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Davy                          Petrie Parkman
          ---------------------------------------------------------
          ---------------------------------------------------------
          Deutsche Bank                 Pictet
          ---------------------------------------------------------
          ---------------------------------------------------------
          Deutsche Bank Securities      Piper Jaffray Inc.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Dresdner Kleinwort WassersteinPlexus
          ---------------------------------------------------------
          ---------------------------------------------------------
          Emmet & Co                    Prager Sealy & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Empirical Research            Prudential Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Enskilda Securities           Ramirez & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Essex Capital Markets         Raymond James
          ---------------------------------------------------------
          ---------------------------------------------------------
          Exane BNP Paribas             RBC Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Factset                       RBC Dain Rauscher
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fidelity Capital Markets      Research Direct
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fimat USA Inc.                Robert W. Baird
          ---------------------------------------------------------
          ---------------------------------------------------------
          First Albany                  Roosevelt & Cross
          ---------------------------------------------------------
          ---------------------------------------------------------
          First Albany Corporation      Russell Mellon
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fixed Income Securities       Ryan Beck & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fortis Securities             Sanford C. Bernstein
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fox-Pitt, Kelton              Scotia Capital Markets
          ---------------------------------------------------------
          ---------------------------------------------------------
          Friedman, Billing, Ramsey     SG Cowen & Co.
          ---------------------------------------------------------
          ---------------------------------------------------------
          Fulcrum Global Partners       SG Cowen Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          Garp Research                 Soleil Securities Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          George K Baum & Co.           Standard & Poors
          ---------------------------------------------------------
          ---------------------------------------------------------
          Goldman                       Stone & Youngberg
          ---------------------------------------------------------
          ---------------------------------------------------------
          Goldman Sachs                 SWS Group
          ---------------------------------------------------------
          ---------------------------------------------------------
          HSBC                          Taylor Rafferty
          ---------------------------------------------------------
          ---------------------------------------------------------
          HSBC Securities Inc           Think Equity Partners
          ---------------------------------------------------------
          ---------------------------------------------------------
          ING Barings                   Thomas Weisel Partners
          ---------------------------------------------------------
          ---------------------------------------------------------
          ISI Group                     UBS
          ---------------------------------------------------------
          ---------------------------------------------------------
          Janney Montgomery             Wachovia
          ---------------------------------------------------------
          ---------------------------------------------------------
          Jefferies                     Wachovia Corp
          ---------------------------------------------------------
          ---------------------------------------------------------
          Jeffries & Co.                Wachovia Securities
          ---------------------------------------------------------
          ---------------------------------------------------------
          JP Morgan                     Wescott Financial
          ---------------------------------------------------------
          ---------------------------------------------------------
          JP Morgan Securities          William Blair
          ---------------------------------------------------------
          ---------------------------------------------------------
          JPP Eurosecurities            Yieldbook
          ---------------------------------------------------------
          ---------------------------------------------------------
          Keefe, Bruyette & Woods
          ---------------------------------------------------------

How the Fund Is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.  The Fund was organized as a Massachusetts business trust in December 2003.

      |X|   Classes of Shares. The Trustees are authorized, without
shareholder approval, to create new series and classes of shares to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class A, Class B, Class
C and Class Y.  They are described below in "Classes of Shares." Each class of shares:
o     has its own dividends and distributions,

o     pays certain expenses which may be different for the different classes, will generally have a different net asset value,
      will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|       Meetings of Shareholders.  As a Massachusetts business trust, the
Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's
Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the
Investment Company Act (the "Independent Trustees"). The members of the Audit
Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall
and Joseph M. Wikler. The Audit Committee held 6 meetings during the Fund's fiscal year ended July 31, 2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors").
Other main functions of the Audit Committee outlined in the Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding  the Fund's internal accounting procedures and controls; (iii)  reviewing reports from the
Manager's Internal Audit Department: (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors;
and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian
F. Wruble. The Regulatory & Oversight Committee held 6 meetings during the
Fund's fiscal year ended July 31, 2006. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law, among other duties as set forth in the
Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I. Wold.
The Governance Committee held 9 meetings during the Fund's fiscal year ended
July 31, 2006. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance
Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008, to the attention of the Board of Trustees of Oppenheimer Limited
Term California Municipal Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee held 2 meetings during the Fund's fiscal year ended July 31, 2006. The Proxy
Committee provides the Board with recommendations for proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

Trustees and Officers of the Fund.  Except for Mr. Murphy, each of the
Trustees is an Independent Trustee under the Investment Company Act. All of the Trustees are also trustees or directors of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals          Oppenheimer International Value Fund
                                         Oppenheimer Limited Term California Municipal

Oppenheimer AMT-Free New York Municipals Fund

Oppenheimer Balanced Fund                Oppenheimer Money Market Fund, Inc.
Oppenheimer California Municipal Fund    Oppenheimer Multi-State Municipal Trust
Oppenheimer Capital Appreciation Fund    Oppenheimer Portfolio Series
Oppenheimer Developing Markets Fund      Oppenheimer Real Estate Fund
                                         Oppenheimer Rochester Massachusetts Municipal

Oppenheimer Discovery Fund               Fund

Oppenheimer Dividend Growth Fund         Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Emerging Growth Fund         Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Enterprise Fund              Oppenheimer Select Value Fund
Oppenheimer Global Fund                  Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Gold & Special Minerals Fund OFI Tremont Market Neutral Hedge Fund
Oppenheimer Growth Fund                  Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer International Diversified
Fund                                     Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Growth Fund    Oppenheimer U.S. Government Trust
Oppenheimer International Small Company
Fund

     In addition to being a Board  member of each of the Board I Funds,  Messrs.
Galli and  Wruble are  directors  or  trustees  of ten other  portfolios  in the
Oppenheimer Funds complex.

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value  without  sales  charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

     Messrs. Fielding,  Loughran, Cottier, Willis, Gillespie,  Murphy, Petersen,
Szilagyi,  Vandehey,  Wixted  and Zack,  and Mss.  Bloomberg  and Ives,  who are
officers of the Fund,  hold the same offices with one or more of the other Board
I Funds.  As of October 6, 2006,  the Trustees  and  officers of the Fund,  as a group,  owned of record or beneficially  less than 1% of each class of shares of the Fund. The foregoing  statement  does not reflect  ownership of shares of the
Fund held of record by an employee  benefit  plan for  employees of the Manager, other than the shares  beneficially  owned under the plan by the officers of the
Fund listed above.  In addition,  none of the  Independent  Trustees (nor any of their  immediate  family  members),  owns  securities  of either the  Manager or
Distributor  of  the  Board  I  Funds  or  any  entity  directly  or  indirectly controlling,  controlled  by  or  under  common  control  with  the  Manager  or
Distributor.

     Biographical  Information.  The Trustees and officers, their positions with the Fund,  length of service in such  position(s) and principal  occupations and business  affiliations  during at least the past  five  years are  listed in the charts below.  The charts below also include  information  about each  Trustee's beneficial  share ownership in the Fund and in all of the registered  investment companies  that  the  Trustee  oversees  in  the  Oppenheimer  family  of  funds
("Supervised  Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson  Way,  Centennial,  Colorado  80112-3924.  Each  Trustee  serves  for  an indefinite term, until his or her resignation, retirement, death or removal.

Independent Trustees

------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During the      Dollar    Aggregate
                                                                       Dollar
                                                                       Range Of
                     Past 5 Years;                           Range of  Shares
Position(s) Held     Other Trusteeships/Directorships Held   Shares    Beneficially
with Fund,           by Trustee ;                            BeneficialOwned in
Length of Service,   Number of Portfolios in Fund Complex    Owned in  Supervised
Age                  Currently Overseen by Trustee           the Fund  Funds
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                               As of December 31,

                                                                      2005

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Clayton K. Yeutter,  Director of American Commercial Lines   None      Over
Chairman of the      (barge company) (since January 2005);             $100,000
Board of Trustees    Attorney at Hogan & Hartson (law firm)
since 2003;          (since June 1993); Director of Covanta
Trustee since        Holding Corp. (waste-to-energy
September 2005       company) (since 2002); Director of
Age: 75              Weyerhaeuser Corp. (1999-April 2004);
                     Director of Caterpillar, Inc.
                     (1993-December 2002); Director of
                     ConAgra Foods (1993-2001); Director of
                     Texas Instruments (1993-2001);
                     Director of FMC Corporation
                     (1993-2001). Oversees    portfolios in
                     the OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Matthew P. Fink,     Trustee of the Committee for Economic   None      Over
Trustee since        Development (policy research                      $100,000
September 2005       foundation) (since 2005); Director of
Age: 65              ICI Education Foundation (education
                     foundation) (October 1991-August

                     2006); President of the Investment
                     Company Institute (trade association)

                     (October 1991-June 2004); Director of
                     ICI Mutual Insurance Company
                     (insurance company) (October 1991-June
                     2004). Oversees    portfolios in the
                     OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Robert G. Galli,     A director or trustee of other          None      Over
Trustee since        Oppenheimer funds. Oversees 53                    $100,000
September 2005       portfolios in the OppenheimerFunds
Age: 73              complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Phillip A.           Distinguished Presidential Fellow for   None      Over
Griffiths, Trustee   International Affairs (since 2002) and            $100,000
since September 2005 Member (since 1979) of the National
Age: 67              Academy of Sciences; Council on
                     Foreign Relations (since 2002);
                     Director of GSI Lumonics Inc.
                     (precision medical equipment supplier)
                     (since 2001); Senior Advisor of The
                     Andrew W. Mellon Foundation (since
                     2001); Chair of Science Initiative
                     Group (since 1999); Member of the
                     American Philosophical Society (since
                     1996); Trustee of Woodward Academy
                     (since 1983); Foreign Associate of
                     Third World Academy of Sciences;
                     Director of the Institute for Advanced
                     Study (1991-2004); Director of Bankers
                     Trust New York Corporation
                     (1994-1999); Provost at Duke
                     University (1983-1991). Oversees
                     portfolios in the OppenheimerFunds
                     complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Mary F. Miller,      Trustee of the American Symphony        None      Over
Trustee since        Orchestra (not-for-profit) (since                 $100,000
September 2005       October 1998); and Senior Vice
Age: 63              President and General Auditor of

                     American Express Company (financial
                     services company) (July 1998-February

                     2003). Oversees    portfolios in the
                     OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Joel W. Motley,      Director of Columbia Equity Financial   None      Over
Trustee since        Corp. (privately-held financial                   $100,000
September 2005       adviser) (since 2002); Managing
Age: 54              Director of Carmona Motley, Inc.

                     (privately-held financial adviser)
                     (since January 2002); Managing
                     Director of Carmona Motley Hoffman

                     Inc. (privately-held financial
                     adviser) (January 1998-December 2001);
                     Member of the Finance and Budget
                     Committee of the Council on Foreign
                     Relations, the Investment Committee of
                     the Episcopal Church of America, the
                     Investment Committee and Board of
                     Human Rights Watch and the Investment
                     Committee of Historic Hudson Valley.
                     Oversees    portfolios in the
                     OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall,  Director of Dominion Resources, Inc.    None      Over
Trustee since        (electric utility holding company)                $100,000

September 2005       (February 1972-October 2005); Former
Age: 79              Director of Prime Retail, Inc. (real

                     estate investment trust), Dominion
                     Energy Inc. (electric power and oil &

                     gas producer), Lumberman's Mutual

                     Casualty Company, American Motorists
                     Insurance Company and American
                     Manufacturers Mutual Insurance
                     Company; Former President and Chief
                     Executive Officer of The Conference
                     Board, Inc. (international economic

                     and business research). Oversees

                     portfolios in the OppenheimerFunds
                     complex.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Russell S.           Chairman of The Directorship Search     None      $10,001-$50,000
Reynolds, Jr.,       Group, Inc. (corporate governance

Trustee since        consulting and executive recruiting)

September 2005       (since 1993); Life Trustee of
Age: 74              International House (non-profit
                     educational organization); Founder,
                     Chairman and Chief Executive Officer
                     of Russell Reynolds Associates, Inc.
                     (1969-1993); Banker at J.P. Morgan &
                     Co. (1958-1966); 1st Lt. Strategic Air
                     Command, U.S. Air Force (1954-1958).
                     Oversees    portfolios in the
                     OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Joseph M. Wikler,    Director of the following medical       None      $50,001-$100,000
Trustee since        device companies: Medintec (since
August 2004          1992) and Cathco (since 1996);
Age: 65              Director of Lakes Environmental

                     Association (since 1996); Member of
                     the Investment Committee of the
                     Associated Jewish Charities of

                     Baltimore (since 1994); Director of
                     Fortis/Hartford mutual funds
                     (1994-December 2001). Oversees
                     portfolios in the OppenheimerFunds
                     complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Peter I. Wold,       President of Wold Oil Properties, Inc.  None      Over
Trustee since        (oil and gas exploration and                      $100,000
August 2004          production company) (since 1994); Vice
Age: 58              President, Secretary and Treasurer of

                     Wold Trona Company, Inc. (soda ash
                     processing and production) (since
                     1996); Vice President of Wold Talc

                     Company, Inc. (talc mining) (since
                     1999); Managing Member of
                     Hole-in-the-Wall Ranch (cattle
                     ranching) (since 1979); Director and
                     Chairman of the Denver Branch of the
                     Federal Reserve Bank of Kansas City
                     (1993-1999); and Director of
                     PacifiCorp. (electric utility)
                     (1995-1999). Oversees    portfolios in
                     the OppenheimerFunds complex.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Brian F. Wruble,     General Partner of Odyssey Partners,    None      Over
Trustee since 2005   L.P. (hedge fund) (since September                $100,000
Age: 63              1995); Director of Special Value

                     Opportunities Fund, LLC (registered
                     investment company) (since September

                     2004); Member of Zurich Financial
                     Investment Advisory Board (insurance)

                     (since October 2004); Board of
                     Governing Trustees of The Jackson
                     Laboratory (non-profit) (since August

                     1990); Trustee of the Institute for
                     Advanced Study (non-profit educational
                     institute) (since May 1992); Special
                     Limited Partner of Odyssey Investment
                     Partners, LLC (private equity
                     investment) (January 1999-September
                     2004); Trustee of Research Foundation
                     of AIMR (2000-2002) (investment
                     research, non-profit); Governor,
                     Jerome Levy Economics Institute of
                     Bard College (August 1990-September
                     2001) (economics research); Director
                     of Ray & Berendtson, Inc. (May
                     2000-April 2002) (executive search
                     firm). Oversees    portfolios in the
                     OppenheimerFunds complex.

------------------------------------------------------------------------------------

      Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as Trustee and officer for an indefinite term, or until his resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During the Past   Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                    5 Years;                                  Range of   Shares
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Beneficially
with Fund,          Trustee ;                                 BeneficiallOwned in
Length of Service   Number of Portfolios in Fund Complex      Owned in   Supervised
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,

                                                                       2005

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
Trustee since 2004  Director (since June 2001) and President              $100,000
and  President and  (since September 2000) of the Manager;
Principal           President and a director or trustee of
Executive Officer   other Oppenheimer funds; President and
since 2004          Director of Oppenheimer Acquisition
Age: 57             Corp. ("OAC") (the Manager's parent

                    holding company) and of Oppenheimer
                    Partnership Holdings, Inc. (holding

                    company subsidiary of the Manager)
                    (since July 2001); Director of
                    OppenheimerFunds Distributor, Inc.
                    (subsidiary of the Manager) (since
                    November 2001); Chairman and Director of
                    Shareholder Services, Inc. and of
                    Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager) (since July 2001); President
                    and Director of OppenheimerFunds Legacy
                    Program (charitable trust program
                    established by the Manager) (since July
                    2001); Director of the following
                    investment advisory subsidiaries of the
                    Manager: OFI Institutional Asset
                    Management, Inc., Centennial Asset
                    Management Corporation, Trinity
                    Investment Management Corporation and
                    Tremont Capital Management, Inc. (since
                    November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and
                    Director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    Executive Vice President of
                    Massachusetts Mutual Life Insurance
                    Company (OAC's parent company) (since
                    February 1997); Director of DLB
                    Acquisition Corporation (holding company
                    parent of Babson Capital Management LLC)
                    (since June 1995); Member of the
                    Investment Company Institute's Board of
                    Governors (since October 3, 2003); Chief
                    Operating Officer of the Manager
                    (September 2000-June 2001); President
                    and Trustee of MML Series Investment
                    Fund and MassMutual Select Funds
                    (open-end investment companies)
                    (November 1999-November 2001); Director
                    of C.M. Life Insurance Company
                    (September 1999-August 2000); President,
                    Chief Executive Officer and Director of
                    MML Bay State Life Insurance Company
                    (September 1999-August 2000); Director
                    of Emerald Isle Bancorp and Hibernia
                    Savings Bank (wholly-owned subsidiary of
                    Emerald Isle Bancorp) (June 1989-June
                    1998). Oversees    portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The addresses of the officers in the chart below are as follows: for
Messrs. Fielding, Loughran, Cottier, Willis, Gillespie and Zack and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, New York 10281-1008, for Messrs. Petersen, Szilagyi, Vandehey and
Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and
for Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                      Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,        Senior Vice President of the Manager since January 1996;

Vice President and Senior  Chairman of the Rochester Division of the Manager since
Portfolio Manager since    January 1996; an officer of 18 portfolios in the
2004                       OppenheimerFunds complex.
Age: 57

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Daniel G. Loughran,        Vice President of the Manager since April 2001; an
Vice President and         officer of 18 portfolios in the OppenheimerFunds complex.
Portfolio Manager since
2004

Age: 42
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Scott Cottier,             Vice President of the Manager since 2002; portfolio
Vice President since       manager and trader at Victory Capital Management
October 2005 and           (1999-2002); an officer of 18 portfolios in the
Portfolio Manager since    OppenheimerFunds complex.
2004

Age: 34
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Troy Willis,               Vice President of the Manager since July 2005; Associate
Vice President since       Portfolio Manager of the Manager since 2003; corporate
October 2005 and           attorney for Southern Resource Group (1999-2003); an
Portfolio Manager since    officer of 18 portfolios in the OppenheimerFunds complex.
January 2004
Age: 33

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Mark S. Vandehey,          Senior Vice President and Chief Compliance Officer of
Vice President and Chief   the Manager (since March 2004); Vice President of
Compliance Officer since   OppenheimerFunds Distributor, Inc., Centennial Asset
2004                       Management Corporation and Shareholder Services, Inc.
Age: 56                    (since June 1983). Former Vice President and Director of

                           Internal Audit of the Manager (1997-February 2004). An
                           officer of 87 portfolios in the OppenheimerFunds complex
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,           Senior Vice President and Treasurer of the Manager

Treasurer and Principal    (since March 1999); Treasurer of the following:
Financial & Accounting     HarbourView Asset Management Corporation, Shareholder
Officer since 2004         Financial Services, Inc., Shareholder Services, Inc.,
Age: 46                    Oppenheimer Real Asset Management Corporation, and
                           Oppenheimer Partnership Holdings, Inc. (since March
                           1999), OFI Private Investments, Inc. (since March 2000),
                           OppenheimerFunds International Ltd. (since May 2000),
                           OppenheimerFunds plc (since May 2000), OFI Institutional
                           Asset Management, Inc. (since November 2000), and
                           OppenheimerFunds Legacy Program (charitable trust
                           program established by the Manager) (since June 2003);
                           Treasurer and Chief Financial Officer of OFI Trust
                           Company (trust company subsidiary of the Manager) (since
                           May 2000); Assistant Treasurer of the following: OAC
                           (since March 1999),Centennial Asset Management
                           Corporation (March 1999-October 2003) and
                           OppenheimerFunds Legacy Program (April 2000-June 2003);
                           Principal and Chief Operating Officer of Bankers Trust
                           Company-Mutual Fund Services Division (March 1995-March
                           1999). An officer of 91 portfolios in the
                           OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian Petersen,            Assistant Vice President of the Manager (since August
Assistant Treasurer since  2002); Manager/Financial Product Accounting of the
2004                       Manager (November 1998-July 2002). An officer of 91
Age: 36                    portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian C. Szilagyi,         Assistant Vice President of the Manager (since July
Assistant Treasurer since  2004); Director of Financial Reporting and Compliance of
2005                       First Data Corporation (April 2003-July 2004); Manager
Age: 36                    of Compliance of Berger Financial Group LLC (May
                           2001-March 2003); Director of Mutual Fund Operations at
                           American Data Services, Inc. (September 2000-May 2001).
                           An officer of 91 portfolios in the OppenheimerFunds
                           complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,            Executive Vice President (since January 2004) and
Secretary since 2004       General Counsel (since March 2002) of the Manager;
Age: 57                    General Counsel and Director of the Distributor (since

                           December 2001); General Counsel of Centennial Asset
                           Management Corporation (since December 2001); Senior
                           Vice President and General Counsel of HarbourView Asset
                           Management Corporation (since December 2001); Secretary
                           and General Counsel of OAC (since November 2001);
                           Assistant Secretary (since September 1997) and Director
                           (since November 2001) of OppenheimerFunds International
                           Ltd. and OppenheimerFunds plc; Vice President and
                           Director of Oppenheimer Partnership Holdings, Inc.
                           (since December 2002); Director of Oppenheimer Real
                           Asset Management, Inc. (since November 2001); Senior
                           Vice President, General Counsel and Director of
                           Shareholder Financial Services, Inc. and Shareholder
                           Services, Inc. (since December 2001); Senior Vice
                           President, General Counsel and Director of OFI Private
                           Investments, Inc. and OFI Trust Company (since November
                           2001); Vice President of OppenheimerFunds Legacy Program
                           (since June 2003); Senior Vice President and General
                           Counsel of OFI Institutional Asset Management, Inc.
                           (since November 2001); Director of OppenheimerFunds
                           (Asia) Limited (since December 2003); Senior Vice
                           President (May 1985-December 2003), Acting General
                           Counsel (November 2001-February 2002) and Associate
                           General Counsel (May 1981-October 2001) of the Manager;
                           Assistant Secretary of the following: Shareholder
                           Services, Inc. (May 1985-November 2001), Shareholder
                           Financial Services, Inc. (November 1989-November 2001),
                           and OppenheimerFunds International Ltd. (September
                           1997-November 2001). An officer of 91 portfolios in the
                           OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,          Vice President (since June 1998) and Senior Counsel and
Assistant Secretary since  Assistant Secretary (since October 2003) of the Manager;
2004                       Vice President (since 1999) and Assistant Secretary
Age: 40                    (since October 2003) of the Distributor; Assistant

                           Secretary of Centennial Asset Management Corporation
                           (since October 2003); Vice President and Assistant
                           Secretary of Shareholder Services, Inc. (since 1999);
                           Assistant Secretary of OppenheimerFunds Legacy Program
                           and Shareholder Financial Services, Inc. (since December
                           2001); Assistant Counsel of the Manager (August
                           1994-October 2003). An officer of 91 portfolios in the
                           OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Lisa I. Bloomberg,         Vice President and Associate Counsel of the Manager
Assistant Secretary since  (since May 2004); First Vice President (April 2001-April
2004                       2004), Associate General Counsel (December 2000-April
Age: 38                    2004), Corporate Vice President (May 1999-April 2001)
                           and Assistant General Counsel (May 1999-December 2000)
                           of UBS Financial Services Inc. (formerly, PaineWebber
                           Incorporated). An officer of 91 portfolios in the
                           OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Phillip S. Gillespie,      Senior Vice President and Deputy General Counsel of the
Assistant Secretary since  Manager (since September 2004); Mr. Gillespie held the
2004                       following positions at Merrill Lynch Investment
Age: 42                    Management: First Vice President (2001-September 2004);
                           Director (2000-September 2004) and Vice President
                           (1998-2000). An officer of 91 portfolios in the
                           OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      Remuneration of the Officers and Trustees. The officers and interested
Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended July 31, 2006.  The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee, (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2005.

--------------------------------------------------------------------------------------

  Name and Other Fund     Aggregate                     Estimated        Total
                                         Retirement
                                          Benefits                    Compensation
                         Compensation    Accrued as       Annual     From the Fund
    Position(s) (as        From the     Part of Fund  Benefits Upon     and Fund
      applicable)          Fund(1)        Expenses    Retirement(2)     Complex

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                         Fiscal year ended Date of                      Year ended
                                                                       December 31,
                               July 31, 2006                               2005

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Clayton K. Yeutter        $263(3)          $484          $103,146        $173,700
Chairman of the Board

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Matthew P. Fink            $172            $268           $9,646         $61,936

Proxy Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli
Regulatory &

Oversight Committee        $196           $1,493       $107,096(4)     $264,812(5)
Chairman

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Phillip A. Griffiths      $228(6)          $779          $42,876         $150,760

Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller
Audit Committee

Member and Proxy           $162            $402          $11,216         $103,254
Committee Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Joel W. Motley            $228(7)          $342          $27,099         $150,760

Audit Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Kenneth A. Randall         $203          None(8)         $91,953         $134,080

Audit Committee
Member and Governance
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Russell S. Reynolds,       $167            $821          $72,817         $108,593
Jr.
Proxy Committee
Chairman and
Governance Committee
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Joseph M. Wikler(9)      $560(10)         $1,314         $26,401       $60,386(11)
Audit Committee Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Peter I. Wold(9)
Governance Committee       $560            $784          $25,454       $60,386(12)
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Brian F. Wruble(13)
Regulatory &
Oversight Committee        $157            $230        $49,899(14)     $159,354(15)
Member

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
     1.  "Aggregate  Compensation  From the  Fund"  includes  fees and  deferred compensation, if any.

     2. "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan benefits as described below under "Retirement Plan for Trustees."

     3. Includes $66 deferred by Mr.  Yeutter  under the "Deferred  Compensation
Plan" described below.

     4.  Includes  $49,811  estimated  to be paid to Mr.  Galli for serving as a
Trustee or Director of 10 other Oppenheimer funds that are not Board I Funds.

     5. Includes $135,500 paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2005) that are not Board I Funds.

     6. Includes $228 deferred by Mr. Griffiths under the "Deferred Compensation
Plan" described below.

     7.  Includes $91 deferred by Mr.  Motley under the  "Deferred  Compensation
Plan" described below.

     8. Due to actuarial considerations,  no additional retirement benefits were accrued with respect to Mr. Randall.

     9. Mr. Wikler and Mr. Wold were elected as Board members of 24 of the Board
I Funds,  including  the Fund as of August  17,  2005.  They had served as Board members of the other 14 Board IV Funds prior to that date.

     10.  Includes $78 deferred by Mr. Wikler under the  "Deferred  Compensation
Plan" described below.

     11. Includes $6,686 paid to Mr. Wikler for serving as a director or trustee of one other  Oppenheimer  fund (at  December  31,  2005) that was not a Board I
Fund.

     12.  Includes  $6,686 paid to Mr. Wold for serving as a director or trustee of one other  Oppenheimer  fund (at  December  31,  2005) that was not a Board I
Fund.

     13. Mr.  Wruble  was  appointed  as Trustee of the Board I Funds  effective
October 10, 2005.

     14.  Estimated  benefits to be paid to Mr. Wruble for serving as a director or  trustee  of 10  other  Oppenheimer  funds  that are not  Board I Funds.  Mr.
Wruble's  service  as a  director  or  trustee of such funds will not be counted towards the fulfillment of his eligibility  requirements  for payments under the
Board I retirement plan, described below.

     Includes $45,544 paid to Mr. Wruble for serving as a director or trustee of
10 other Oppenheimer funds (at December 31, 2005) that are not Board I Funds.

     |X|  Retirement  Plan  for  Trustees.  The  Board I Funds  have  adopted  a retirement  plan that  provides  for payments to retired  Independent  Trustees.
Payments are up to 80% of the average  compensation paid during a Trustee's five years of service in which the highest  compensation was received. A Trustee must serve as  director,  member or trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement  plan benefits and must serve for at least 15 years to be  eligible  for the  maximum  benefit.  The amount of retirement  benefits  a  Trustee  will  receive  depends  on the  amount  of the
Trustee's  compensation,  including future compensation and the length of his or her service on the Board.

     |X|  Deferred  Compensation  Plan.  The  Board of  Trustees  has  adopted a
Deferred  Compensation Plan for Independent  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee  under the plan is  determined  based  upon the  amount of  compensation deferred and the performance of the selected funds.

     Deferral of the Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income  per  share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of  compensation  to any Trustee.  Pursuant to an Order issued by the SEC, the Fund may invest in the funds  selected by the Trustee under the plan without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred compensation account.

     |X| Major Shareholders. As of October 6, 2006, the only persons or entities who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares:

     Merrill Lynch Pierce Fenner &  Smith,  Inc. for the Sole Benefit of its
Customers, 4800 Deer Lake Drive East, Floor 3,

     Jacksonville,  Florida 32246-6484, which owned 3,275,660.955 Class A shares
(representing approximately 6.68% of the Fund's then outstanding Class A shares)
and 3,269,600.254 Class C shares (representing approximately 21.44%.

     Charles Schwab &  CO. Inc.  Special  Custody  Account for the Exclusive
Benefit of Customers,  Attn. Mutual Funds, 101 Montgomery Street, San Francisco,
CA  94104-4122,   which  owned  2,907,400.007   Class  A  shares   (representing
approximately 5.93% of the Fund's then outstanding Class A shares).

     Pershing  LLC,  P.O. Box 2052,  Jersey  City,  NJ  07303-9998,  which owned
66,080.11 Class B shares  (representing  approximately  9.41% of the Fund's then outstanding Class B shares).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

     |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

     |X| Portfolio  Proxy Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies  and  Procedures  under  which  the  Fund  votes  proxies  relating  to
securities   ("portfolio   proxies")  held  by  the  Fund.  The  Fund's  primary
consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio Proxy
Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The
Portfolio  Proxy Voting  Policies and Procedures  include  provisions to address conflicts  of  interest  that may arise  between the Fund and the Manager or the
Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example,  where the Manager or an affiliate of the Manager manages or administers  the  assets of a pension  plan or other  investment  account of the portfolio company  soliciting the proxy or seeks to serve in that capacity.  The
Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding  portfolio proxy
voting   decisions.   Additionally,   the  Manager  employs  the  following  two
procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed  in the  Guidelines,  the  Manager  will vote the  portfolio  proxy in accordance with the Guidelines,  provided that they do not provide discretion to the  Manager  on how to vote on the  matter;  and  (2) if such  proposal  is not specifically addressed in the Guidelines or the Guidelines provide discretion to the  Manager  on how to vote,  the  Manager  will  vote in  accordance  with the third-party proxy voting agent's general recommended  guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting  agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an  independent  fiduciary  to advise the Manager on how to vote the proposal or may abstain  from voting.  The  Guidelines'  provisions  with respect to certain routine and non-routine proxy proposals are summarized below:

     o The  Fund  generally  votes  with  the  recommendation  of  the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.

     o The Fund  evaluates  nominees for director  nominated by  management on a case-by-case basis, examining the following factors,  among others:  Composition of the board and key board committees,  attendance at board meetings,  corporate governance  provisions and takeover activity,  long-term company performance and the nominee's investment in the company.

     o In general,  the Fund opposes  anti-takeover  proposals  and supports the elimination,  or the  ability of  shareholders  to vote on the  preservation  or elimination, of anti-takeover proposals, absent unusual circumstances.

o    The Fund supports  shareholder  proposals to reduce a  super-majority  vote requirement,  and opposes management proposals to add a super-majority vote requirement.

o    The Fund opposes proposals to classify the board of directors or trustees.

o    The Fund supports proposals to eliminate cumulative voting.

o    The Fund opposes re-pricing of stock options without shareholder approval.

o    The Fund generally considers executive compensation questions such as stock option  plans and bonus plans to be ordinary  business  activity.  The Fund analyzes stock option plans, paying particular  attention to their dilutive effect.  While the Fund generally supports management  proposals,  the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the  Fund's  portfolio  and  handles  its day-to day  business.  That  agreement requires the Manager,  at its expense,  to provide the Fund with adequate office space,  facilities  and  equipment.  It also requires the Manager to provide and supervise the activities of all  administrative  and clerical personnel required
to   provide   effective   corporate   administration   for  the   Fund.   Those
responsibilities include the compilation and maintenance of records with respect to the Fund's operations,  the preparation and filing of specified reports,  and the  composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the  Fund.  The major  categories  relate to  interest,  taxes,  fees to certain  Trustees,  legal and  audit  expenses,  custodian  and  transfer  agent expenses,  share  issuance  costs,  certain  printing  and  registration  costs, brokerage commissions,  and non-recurring  expenses,  including litigation cost.
The management  fees paid by the Fund to the Manager are calculated at the rates described  in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated  to each class of shares based upon the relative proportion of the Fund's net assets  represented  by that class.  The management fee paid by the Fund to the Manager is listed below.

Fiscal Year ended 7/31                             Management Fee Paid to the Manager
--------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2004(1)                                 $22,923
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            2005                                   $161,938
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

            2006                                   $704,638

---------------------------------------------------------------------------------

1. For the period 2/25/04 through 7/31/04.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott
Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella  (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and
Camarella also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the
Portfolio Managers as of July 31, 2006. No account has a performance-based advisory fee:

   -------------------------------------------------------------------------------
       Portfolio                Total      Other     Total       Other   Total
                               dAssets               Assets in
                               tin                  tOther              s Assets

                      Registere Registered Pooled    Pooled              in
                      Investmen Investment Investmen Investment          Other
                      Companies Companies  Vehicles  Vehicles    Account Accounts )
        Manager       Managed   Managed(1) Managed    Managed1   Managed Managed(2

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Ronald H.            13     $24,764.01   None       None      None     None

   Fielding
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Daniel G.            13     $24,764.01   None       None      None     None

   Loughran
   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Scott Cottier        13     $24,764.01   None       None      None     None

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Troy Willis          13     $24,764.01   None       None      None     None

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Mark DeMitry         13     $24,764.01   None       None      None     None

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Marcus Franz         13     $24,764.01   None       None      None     None

   -------------------------------------------------------------------------------
   -------------------------------------------------------------------------------

   Michael Camarella    13     $24,764.01   None       None      None     None

   -------------------------------------------------------------------------------

       1. In millions.
       2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

     As indicated above, the Portfolio Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the
Portfolio Managers may need to allocate investment opportunities between the
Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the
Fund, or they may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Fund's Portfolio Managers
are employed and compensated by the Manager, not the Fund. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of
July 31, 2006, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent.
The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the
Fund is Lipper - California Short-Intermediate Municipal Debt Funds.  Other
factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio
Managers.  The compensation structure of the other funds managed by the
Portfolio Managers is the same as the compensation structure of the Fund, described above.

             Ownership of Fund Shares.  As of July 31, 2006, the
      Portfolio Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.  The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The
Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by a Fund are in principal transactions at net prices (i.e., without commissions). Each Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.
Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis.  In that situation, a Fund would incur a brokerage commission.

      Other funds advised by the Manager have investments policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the funds' respective net asset size and other factors, including the funds' cash flow requirements, investment policies and guidelines and capacity.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect each Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of Fund shares when allocating each Fund's portfolio transactions, and
(2) a Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund and to one or more of the advisory accounts of the Manager or its affiliates. Investment research may be supplied to the
Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of
Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal year ended July 31, 2004, 2005 and 2006, the Fund executed no transactions and paid no commissions to firms that provide research services.

---------------------------------------------------------------------------------
                                           Total Brokerage Commissions Paid by
         Fiscal Year ended 7/31                        the Fund(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                2004(2)                                  $6,569
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                  2005                                     $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                  2006                                    $0(3)

---------------------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal amounts on a net trade basis.
2.    For the period 2/25/04 through 7/31/04.

3.    In the fiscal year ended 7/31/06, there were no commissions paid to firms that provide brokerage and research service to the Fund.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End    on Class A
Year      Sales         Sales        Shares         on Class B   on Class C
Ended     Charges       Charges      Advanced by    Shares       Shares
7/31:     on Class A    Retained by  Distributor(2) Advanced by  Advanced by
          Shares        Distributor(1)              Distributor(2Distributor(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 2004(3)     $45,950       $7,368        $5,135        $8,527       $23,486
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005      $251,699      $48,249       $49,875       $19,776      $161,503
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  2006      $712,892      $132,085      $258,563      $23,103      $362,613

-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
3. For the period 2/25/04 through 7/31/04.

-------------------------------------------------------------------------------
Fiscal Year   Class A Contingent    Class B Contingent    Class C Contingent
                Deferred Sales        Deferred Sales        Deferred Sales
              Charges Retained by   Charges Retained by   Charges Retained by
Ended 7/31:       Distributor           Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004(1)           $1,503                  $0                    $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2005              $0                  $9,888                $3,513
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    2006            $2,364                $5,466                $37,869

-------------------------------------------------------------------------------
1. For the period 2/25/04 through 7/31/04.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees(1) cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so except in the case of the special arrangement described below.  The
Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended July 31, 2006 payments under the Class A plan totaled $258,952, all of which all was paid by the Distributor to recipients, and included $24,567 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to
Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling
Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the
Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the
Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the
Fund. If those categories of expenses exceed the capped amount, the
Distributor may not carry the excess over to subsequent fiscal years. If the
Class B or Class C plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

----------------------------------------------------------------------------------
 Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended

                                  July 31, 2006

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
    Class:         Total          Amount        Distributor's     Distributor's
                                                                   Unreimbursed
                                                  Aggregate       Expenses as %
                  Payments     Retained by      Unreimbursed      of Net Assets
                 Under Plan    Distributor   Expenses Under Plan     of Class
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 Class B Plan     $19,770        $16,843           $23,989            0.95%

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

 Class C Plan     $392,624       $279,581         $620,092            1.20%

----------------------------------------------------------------------------------

1.    Includes $932 paid to an affiliate of the Distributor's parent company.
2.  Includes $9,913 paid to an affiliate of the Distributor's parent company.

      All payments under the plans are subject to the limitations imposed by the Conduct Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI.
Additionally, the Manager and/or the Distributor (including their affiliates)
may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.
The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o.....Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your
              Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
              Company Act, which are paid from the Fund's assets and
              allocated to the class of shares to which the plan relates (see
              "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
              administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
              Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs,
              transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
              self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and
              Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2005, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

Advantage Capital Corp./Financial       Advest, Inc.
Services Corp.
Aegon USA                               Aetna Retirement Services, Inc.
A.G. Edwards & Sons, Inc.               AIG Life
Allianz Life Insurance Company          Allmerica Financial Life Insurance
                                        and Annuity Co.
Allstate Financial Advisors             American Enterprise Life Insurance
American General Securities, Inc.       American General Annuity
Ameriprise Financial Services, Inc.     American Portfolio Financial
                                        Services, Inc.
Ameritas Life Insurance Corporation     Annuity Investors Life
Associated Securities                   AXA Advisors
Banc One Securities Corp.               BNY Investment Center, Inc.
Cadaret Grant & Co. Inc.                Charles Schwab - Great West Life
Chase Investment Services Corp.         CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)    CitiStreet
Citizens Bank of Rhode Island           CJM Planning Corp.
Columbus Life Insurance Company         Commonwealth Financial Network
CUNA Brokerage Services, Inc.           CUSO Financial Services, L.P.
Federal Kemper Life Assurance Company   Financial Network (ING)
First Global Capital                    GE Financial Assurance - GE Life &
                                        Annuity
Glenbrook Life and Annuity Co.          Hartford
HD Vest                                 HSBC Brokerage (USA) Inc.
ING Financial Advisers                  ING Financial Partners
Jefferson Pilot Life Insurance Company  Jefferson Pilot Securities Corp.
John Hancock Life Insurance Co.         Kemper Investors Life Insurance Co.
Legend Equities Corp.                   Legg Mason
Lincoln Benefit Life                    Lincoln Financial
Lincoln Investment Planning, Inc.       Lincoln National Life
Linsco Private Ledger                   MassMutual Financial Group and
                                        affiliates
McDonald Investments, Inc.              Merrill Lynch & Co. and affiliates
MetLife and affiliates                  Minnesota Life Insurance Company
Mony Life Insurance Co.                 Morgan Stanley Dean Witter, Inc.
Multi-Financial (ING)                   Mutual Service Corporation
National Planning Holdings, Inc.        Nationwide and affiliates
NFP                                     New York Life Securities, Inc.
Park Avenue Securities LLC              PFS Investments, Inc.
Prime Capital Services, Inc.            Primevest Financial Services, Inc.
                                        (ING)
Protective Life Insurance Co.           Prudential Investment Management
                                        Services LLC
Raymond James & Associates              Raymond James Financial Services
RBC Dain Rauscher Inc.                  Royal Alliance
Securities America Inc.                 Security Benefit Life Insurance Co.
Sentra Securities                       Signator Investments
Sun Life Assurance Company of Canada    SunAmerica Securities, Inc.
SunTrust Securities                     Thrivent
Travelers Life & Annuity Co., Inc.      UBS Financial Services Inc.
Union Central Life Insurance Company    United Planners
Valic Financial Advisors, Inc.          Wachovia Securities LLC
Walnut Street Securities (Met Life      Waterstone Financial Group
Network)
Wells Fargo Investments, LLC

      For the year ended December 31, 2005, the following firms, which in some cases are broker-dealers, received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

ABN AMRO Financial Services Inc.        ACS HR Solutions LLC
Administrative Management Group         ADP Broker/Dealer Inc.
Aetna Financial Services                Alliance Benefit Group
American Stock Transfer & Trust Co      Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC      Banc One Securities Corp.
BCG Securities                          Benefit Administration Company LLC
Benefit Administration Inc.             Benefit Plans Administrative
                                        Services
Benetech Inc.                           Bisys Retirement Services
Boston Financial Data Services Inc.     Ceridian Retirement Plan Services
Charles Schwab & Co Inc.                Charles Schwab Trust Company
Circle Trust Company                    Citigroup Global Markets Inc.
CitiStreet                              City National Bank
Columbia Funds Distributor Inc.         CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                   Digital Retirement Solutions
DST Systems Inc.                        Dyatech LLC
Edgewood/Federated Investments          ERISA Administrative Services Inc.
Expert Plan Inc.                        FASCorp
FBD Consulting Inc.                     Fidelity Institutional Operations
                                        Co.
Fidelity Investments                    First National Bank of Omaha
First Trust Corp.                       First Trust-Datalynx
Franklin Templeton                      Geller Group LTD
GoldK Inc.                              Great West Life & Annuity Ins Co.
Hartford Life Insurance Co              Hewitt Associates LLC
ICMA-RC Services LLC                    Independent Plan Coordinators Inc.
ING                                     Ingham Group
Interactive Retirement Systems          Invesco Retirement Plans
Invesmart                               InWest Pension Management
John Hancock Life Insurance Co.         JPMorgan Chase & Co
JPMorgan Chase Bank                     July Business Services
Kaufman & Goble                         Leggette & Company Inc.
Lincoln National Life                   MassMutual Financial Group and
                                        affiliates
Matrix Settlement & Clearance Services  Mellon HR Solutions
Mercer HR Services                      Merrill Lynch & Co., Inc.
Metavante 401(k) Services               Metlife Securities Inc.
MFS Investment Management               Mid Atlantic Capital Corp.
Milliman Inc.                           Morgan Stanley Dean Witter Inc.
National City Bank                      National Financial Services Corp.
Nationwide Investment Service Corp.     New York Life Investment Management
Northeast Retirement Services           Northwest Plan Services Inc.
Pension Administration and Consulting   PFPC Inc.
Plan Administrators Inc.                PlanMember Services Corporation
Princeton Retirement Group Inc.         Principal Life Insurance Co
Programs for Benefit Plans Inc.         Prudential Retirement Insurance &
                                        Annuity Co.
Prudential Retirement Services          PSMI Group
Putnam Investments                      Quads Trust Company
RSM McGladrey Retirement Resources      SAFECO
Standard Insurance Co                   Stanley Hunt DuPree Rhine
Stanton Group Inc.                      State Street Bank & Trust
Strong Capital Management Inc.          Symetra Investment Services Inc.
T Rowe Price Associates                 Taylor Perky & Parker LLC
Texas Pension Consultants               The 401(K) Company
The Chicago Trust Company               The Retirement Plan Company LLC
The Vanguard Group                      TruSource
Unified Fund Services Inc.              Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)               Valic Retirement Services Co
Wachovia Bank NA                        Web401k.com
Wells Fargo Bank NA                     Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225-5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on
Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to  compare  the tax  effects  of income  derived from the Fund with income from taxable  investments at the tax rates  stated.  Your tax  bracket  is  determined  by your  federal  and state taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------

            The Fund's Yields for the 30-Day Periods Ended 07/31/06

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class of      Dividend Yield      Standardized Yield     Tax-Equivalent Yield

                                                           (41.05%Combined
                                                          Federal/State Tax
Shares                                                         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A      4.10%      3.96%      4.42%      4.26%       7.50%        7.23%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B      3.34%       N/A       3.67%       N/A        6.23%         N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C      3.46%       N/A       3.68%       N/A        5.82%         N/A

--------------------------------------------------------------------------------

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on
Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------

              The Fund's Total Returns for the Periods Ended 7/31/06

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
               Returns
            (10 Years or
           life-of-class,
Shares        if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Years           10-Years
                                                 (or life of       (or life of
                                               class, if less)   class, if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class      13.08%   17.18%   -0.30%    3.32%    5.18%    6.73%     N/A      N/A

A(1)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class      15.04%   17.04%   -1.46%    2.49%    5.93%    6.68%     N/A      N/A

B(2)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Class      14.77%   14.77%    1.31%    2.30%    5.82%    5.82%     N/A      N/A

C(3)
-----------------------------------------------------------------------------------
1. Inception of Class A:      2/25/04
2. Inception of Class B:      2/25/04
3. Inception of Class C:      2/25/04

---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares (After Sales Charge)

                      For the Periods Ended 7/31/06

---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                 1-Year        5-Years        10-Years
                                             (or life of
                                              class, if      (or life of
                                                less)      class, if less)
---------------------------------------------------------------------------
---------------------------------------------------------------------------

After Taxes on Distributions     -0.30%        5.82%(1)          N/A

---------------------------------------------------------------------------
---------------------------------------------------------------------------

After Taxes on                   1.31%         5.07%(1)          N/A

Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------
   1. Inception of Class A: 2/25/04

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this SAI.
The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The
Fund is ranked among municipal California intermediate/short funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the"NYSE"). The NYSE normally closes at
4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals          Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals Oppenheimer Pennsylvania Municipal Fund
                                         Oppenheimer Principal Protected Main
Oppenheimer Balanced Fund                Street Fund
                                         Oppenheimer Principal Protected Main
Oppenheimer Core Bond Fund               Street Fund II
                                         Oppenheimer Principal Protected Main
Oppenheimer California Municipal Fund    Street Fund III
Oppenheimer Capital Appreciation Fund    Oppenheimer Quest Balanced Fund
                                         Oppenheimer Quest Capital Value Fund,
Oppenheimer Capital Income Fund          Inc.
                                         Oppenheimer Quest International Value
Oppenheimer Champion Income Fund         Fund, Inc.
Oppenheimer Convertible Securities Fund  Oppenheimer Main Street Fund
Oppenheimer Developing Markets Fund      Oppenheimer Main Street Opportunity Fund
Oppenheimer Discovery Fund               Oppenheimer Quest Opportunity Value Fund
Oppenheimer Dividend Growth Fund         Oppenheimer Quest Value Fund, Inc.
Oppenheimer Emerging Growth Fund         Oppenheimer Real Asset Fund
Oppenheimer Emerging Technologies Fund   Oppenheimer Real Estate Fund
                                         Oppenheimer Rochester Arizona Municipal
Oppenheimer Enterprise Fund              Fund
                                         Oppenheimer Rochester Maryland Municipal
Oppenheimer Equity Fund, Inc.            Fund
                                         Oppenheimer Rochester Massachusetts
Oppenheimer Global Fund                  Municipal Fund
                                         Oppenheimer Rochester Michigan Municipal
Oppenheimer Global Opportunities Fund    Fund
Oppenheimer Gold & Special Minerals Fund Oppenheimer Rochester National Municipals
                                         Oppenheimer Rochester North Carolina
Oppenheimer Growth Fund                  Municipal Fund
                                         Oppenheimer Rochester Ohio Municipal
Oppenheimer International Bond Fund      Fund
                                         Oppenheimer Rochester Virginia Municipal
Oppenheimer International Diversified FunFund
Oppenheimer International Growth Fund    Oppenheimer Select Value Fund
Oppenheimer International Small Company
Fund                                     Oppenheimer Senior Floating Rate Fund
Oppenheimer International Value Fund     Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term California
Municipal Fund                           Oppenheimer Strategic Income Fund
Oppenheimer Limited-Term Government Fund Oppenheimer U.S. Government Trust
Oppenheimer Limited Term Municipal Fund  Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund   Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund                  Rochester Fund Municipals

                                         Oppenheimer Portfolio Series
                                             Active Allocation Fund
                                             Aggressive Investor Fund
                                             Conservative Investor Fund
                                             Moderate Investor Fund

And the following money market funds:
Oppenheimer Cash Reserves                Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.      Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash
Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares of the Fund and other Oppenheimer funds by  OppenheimerFunds  prototype
401(k) plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the  Letter  period,  there  will be no  adjustment  of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the  total  minimum  investment  specified  under  the  Letter  is completed  within the 13-month  Letter  period,  the  escrowed  shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the  Letter,  the  investor  irrevocably  constitutes  and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum
      Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
      Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
      programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

o     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

        Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
NASDAQ(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of Checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days.

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      ?  Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this SAI.

      ?  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:

Limited Term New York Municipal Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer AMT-Free Municipals           Oppenheimer Rochester Arizona Municipal
                                          Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Rochester Maryland
                                          Municipal Fund
Oppenheimer California Municipal Fund     Oppenheimer Rochester Massachusetts
                                          Municipal Fund
Oppenheimer International Value Fund      Oppenheimer Rochester Michigan
                                          Municipal Fund
Oppenheimer Limited Term California       Oppenheimer Rochester National
Municipal Fund                            Municipals
Oppenheimer Limited Term Municipal Fund   Oppenheimer Rochester North Carolina
                                          Municipal Fund
Oppenheimer Money Market Fund, Inc.       Oppenheimer Rochester Ohio Municipal
                                          Fund
Oppenheimer New Jersey Municipal Fund     Oppenheimer Rochester Virginia
                                          Municipal Fund
Oppenheimer Principal Protected Main      Rochester Fund Municipals
Street Fund II
Oppenheimer Pennsylvania Municipal Fund

   The following funds do not offer Class Y shares:

   Limited Term New York Municipal Fund     Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer    Principal   Protected   Main
                                            Street Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer    Principal   Protected   Main
                                            Street Fund II
   Oppenheimer Balanced Fund                Oppenheimer    Principal   Protected   Main
                                            Street Fund III
   Oppenheimer California Municipal Fund    Oppenheimer Quest Capital Value Fund, Inc.
   Oppenheimer Capital Income Fund          Oppenheimer   Quest   International   Value
                                            Fund, Inc.
   Oppenheimer Cash Reserves                Oppenheimer   Rochester  Arizona  Municipal
                                            Fund
   Oppenheimer Rochester Massachusetts
   Municipal  FundOppenheimer   Convertible Oppenheimer  Rochester  Maryland  Municipal
   Securities Fund                          Fund
   Oppenheimer Dividend Growth Fund         Oppenheimer  Rochester  Michigan  Municipal
                                            Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Rochester National Municipals
   Oppenheimer   Limited   Term   CaliforniaOppenheimer    Rochester   North   Carolina
   Municipal Fund                           Municipal Fund
   Oppenheimer Limited Term Municipal Fund  Oppenheimer Rochester Ohio Municipal Fund
   Oppenheimer New Jersey Municipal Fund    Oppenheimer  Rochester  Virginia  Municipal
                                            Fund

o    Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.

o    Class B and Class C shares  of  Oppenheimer  Cash  Reserves  are  generally available  only by  exchange  from  the  same  class  of  shares  of  other
     Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

o    Class M shares of Oppenheimer  Convertible Securities Fund may be exchanged only  for  Class A  shares  of  other  Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer
     Cash Reserves acquired by exchange of Class M shares.

o    Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales  charge may be exchanged  for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.

o    Shares of the Fund acquired by reinvestment  of dividends or  distributions from any of the other  Oppenheimer  funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be  exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.

o    Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net  asset  value  for  shares  of the same  class  of any of the  other
     Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other  Oppenheimer funds for shares of  Oppenheimer  Principal  Protected  Main  Street  Fund  until  after the expiration of the warranty period (8/5/2010).

o    Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund II may be
     exchanged  at net asset  value for  shares of the same  class of any of the other  Oppenheimer  funds  into  which you may  exchange  shares.  However, shareholders  are not  permitted  to exchange  shares of other  Oppenheimer funds for shares of  Oppenheimer  Principal  Protected  Main Street Fund II
     until after the expiration of the warranty period (3/3/2011).

o    Shares of  Oppenheimer  Principal  Protected  Main  Street  Fund III may be
     exchanged  at net asset  value for  shares of the same  class of any of the other  Oppenheimer  funds  into  which you may  exchange  shares.  However, shareholders  are not  permitted  to exchange  shares of other  Oppenheimer funds for shares of  Oppenheimer  Principal  Protected Main Street Fund III
     until after the expiration of the warranty period (12/16/2011).

o    Class  A,  Class  B,  Class C and  Class N  shares  of each of  Oppenheimer
     Developing  Markets Fund and Oppenheimer  International  Small Company Fund
     may be acquired  by  exchange  only with a minimum  initial  investment  of
     $50,000. An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A shares of any  Oppenheimer  fund  (other  than  Oppenheimer
Rochester  National  Municipals  and  Rochester  Fund  Municipals)  acquired  by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class
A contingent  deferred sales charge are redeemed  within 18 months measured from the  beginning of the calendar  month of the initial  purchase of the  exchanged
Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of  Oppenheimer  Rochester  National  Municipals  and
Rochester  Fund  Municipals  acquired  by  exchange  of  Class A  shares  of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed  within 24 months of the  beginning  of the  calendar  month of the initial  purchase  of the  exchanged  Class A  shares,  the  Class A  contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o Except  with  respect  to the  Class B shares  described  in the next two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior
Floating Rate Fund,  the Class B contingent  deferred sales charge is imposed on the  acquired  shares if they are  redeemed  within  five  years of the  initial purchase of the exchanged Class B shares.

     o With  respect  to Class B shares  of Cash  Reserves  that  were  acquired through the exchange of Class B shares  initially  purchased in the  Oppenheimer
Capital  Preservation  Fund,  the Class B  contingent  deferred  sales charge is imposed on the acquired  shares if they are  redeemed  within five years of that initial purchase.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o When Class B or Class C shares are  redeemed to effect an  exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent  deferred  sales charge will be followed in determining  the order in which the  shares  are  exchanged.  Before  exchanging shares,  shareholders  should take into  account how the exchange may affect any contingent  deferred  sales  charge  that  might be  imposed  in the  subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this SAI, or would include  shares covered by a share  certificate  that is not tendered with the request.  In those cases,  only the shares  available  for exchange  without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

   Dividends, Capital Gains and Taxes

     Dividends and  Distributions.  Dividends  will be payable on shares held of record  at the time of the  previous  determination  of net asset  value,  or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly  purchased  shares  until  such time as  Federal  Funds  (funds credited to a member bank's  account at the Federal  Reserve Bank) are available from the purchase  payment for such shares.  Normally,  purchase checks received from  investors are converted to Federal Funds on the next business day.  Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares  redeemed  through the  regular  redemption  procedure  will be paid dividends  through  and  including  the day on which the  redemption  request is received by the  Transfer  Agent in proper form.  Dividends  will be declared on shares  repurchased  by a dealer or broker for three business days following the trade  date (that is, up to and  including  the day prior to  settlement  of the repurchase).  If all shares in an account are redeemed, all dividends accrued on shares  of the  same  class  in the  account  will be  paid  together  with  the redemption proceeds.

     The Fund's  practice of  attempting to pay dividends on Class A shares at a constant  level  requires  the Manager to monitor the Fund's  portfolio  and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level  needed to meet the target.  Those  securities  must be within  the  Fund's  investment  parameters,  however.  The Fund  expects to pay dividends  at a  targeted  level  from  its  net  investment  income  and  other distributable income without any impact on the net asset values per share.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     The amount of a  distribution  paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses  borne by the Fund or borne  separately  by a class.  Dividends are calculated  in the same manner,  at the same time and on the same day for shares of each class. However,  dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is due to the effect of the asset-based  sales charge on Class B and Class C shares.  Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The  federal  tax  treatment  of the  Fund's  distributions  is briefly highlighted  in the  Prospectus.  The  following  is only a summary  of  certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax  discussion in the  Prospectus  and this SAI is based on tax law in effect on the date of the Prospectus  and this SAI.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with  retroactive  effect.  State  and local tax  treatment  of  exempt-interest dividends and potential  capital gain  distributions  from regulated  investment companies  may  differ  from the  treatment  under  the  Internal  Revenue  Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with  specific  reference to their own tax  circumstances  as well as the  consequences  of federal,  state and local tax rules  affecting  an investment in the Fund.

     Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated  investment  company  under  Subchapter  M of the  Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

     If the  Fund  qualifies  as a  "regulated  investment  company"  under  the
Internal  Revenue Code, it will not be liable for federal  income tax on amounts it pays as dividends and other  distributions.  That  qualification  enables the
Fund to "pass  through" its income and realized  capital  gains to  shareholders without having to pay tax on them. The Fund qualified as a regulated  investment company in its last  fiscal  year and  intends to qualify in future  years,  but reserves the right not to qualify.  The Internal  Revenue Code contains a number of complex  tests to determine  whether the Fund  qualifies.  The Fund might not meet those tests in a particular year. If it does not qualify,  the Fund will be treated  for tax  purposes as an ordinary  corporation  and will  receive no tax
deduction   for  payments  of  dividends   and  other   distributions   made  to
shareholders. In such an instance, all of the Fund's distributions from earnings and profits to its  shareholders  would be taxable as ordinary  dividend  income eligible  for the  maximum  15% tax rate  for  non-corporate  shareholders  (for taxable years beginning prior to 2011) and the dividends-received  deduction for corporate shareholders. However, distributions of income derived from tax-exempt municipal  securities  would no longer qualify for treatment as  exempt-interest dividends.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital loss) and at least 90% of its net  tax-exempt  income for the taxable year.  The
Fund must also satisfy certain other  requirements of the Internal Revenue Code, some of which are  described  below.  Distributions  by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year,  will be considered  distributions  of income and gains for
the  taxable  year  and  will  therefore   count  toward   satisfaction  of  the
above-mentioned requirement.

     The Fund also must derive at least 90% of its gross income from  dividends, interest, certain payments with respect to securities loans, gains from the sale or other  disposition of stock or securities or foreign  currencies,  net income from qualified publicly-traded  partnerships (i.e., publicly-traded partnerships that are treated as  partnerships  for tax  purposes  and derive at least 90% of their income from certain passive sources) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under this test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of such  issuer.  No more than 25% of the value of the Fund's  total  assets may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated  investment  companies),  of two or more issuers (other than regulated investment  companies) that the Fund controls and that are engaged in the same or similar trades or  businesses,  or of one or
more  qualified  publicly-traded  partnerships.   For  purposes  of  this  test,
obligations issued or guaranteed by certain agencies or instrumentalities of the
U.S. government are treated as U.S. government securities.

     Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue
Code, by December 31 each year, the Fund must  distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98%
of its capital  gain net income  realized  in the period from  November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund  will meet  these  requirements.  To meet  these  requirements  in certain  circumstances  the  Fund  might  be  required  to  liquidate  portfolio investment  to make  sufficient  distributions  to avoid  excise tax  liability.
However,  the Board of Trustees and the Manager might  determine in a particular year that it would be in the best interests of shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders. The distribution requirement applies to only  taxable  income of the Fund,  and  therefore,  may have  little  effect because it is anticipated that most of the Fund's income will be tax-exempt.

     |X|  Taxation  of Fund  Distributions.  Distributions  by the Fund  will be treated in the manner  described below  regardless of whether the  distributions are paid in cash or reinvested  in additional  shares of the Fund (or of another fund). The Fund's  distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined  under the Internal  Revenue
Code).  Distributions  in excess of a Fund's  earnings  and  profits  will first reduce the  adjusted  tax basis of a  shareholder's  shares and,  after such tax basis is  reduced  to zero,  will  constitute  capital  gain to the  shareholder
(assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations.  Shareholders reinvesting a distribution in shares of the Fund or another fund will be treated as receiving a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     Exempt-Interest  Dividends.  The Fund  intends to satisfy the  requirements under the Internal Revenue Code during each fiscal year to pay  "exempt-interest dividends" to its  shareholders.  To qualify,  at the end of each quarter of its taxable  year, at least 50% of the value of the Fund's total assets must consist of  obligations  described in Section  103(a) of the Internal  Revenue  Code, as
amended.  Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends"
in a written  notice sent by the Fund to its  shareholders  within 60 days after the close of the Fund's  taxable  year will be  excludable  from gross income of shareholders  for federal  income tax purposes.  To the extent the Fund fails to qualify  to pay  exempt-interest  dividends  in any  given  taxable  year,  such dividends  would be included  in the gross  income of  shareholders  for federal income tax purposes.

     The Fund will allocate  interest from tax-exempt  municipal  securities (as well as ordinary  income,  capital  gains,  and tax preference  items  discussed below) among the shares  according to a method that is based on the gross income allocable  to each  class of  shareholders  during  the  taxable  year (or under another  method,  if  prescribed  by the IRS and SEC).  The  percentage  of each
distribution   with   respect  to  a  taxable  year  of  the  Fund  that  is  an exempt-interest  dividend  will be the same,  even  though that  percentage  may differ  substantially  from  the  percentage  of  the  Fund's  income  that  was tax-exempt  during a particular  portion of the year. This  percentage  normally will be designated after the close of the taxable year.

     Exempt-interest  dividends are excludable from a shareholder's gross income for federal income tax purposes.  Interest on indebtedness incurred or continued
to  purchase  or  carry  shares  of  a  regulated   investment   company  paying
exempt-interest  dividends,  such as the  Fund,  will not be  deductible  by the investor  for  federal  income  tax  purposes  to  the  extent  attributable  to exempt-interest  dividends.  Shareholders  receiving Social Security or railroad retirement benefits should be aware that exempt-interest  dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

     A portion of the  exempt-interest  dividends paid by the Fund may give rise to  liability  under the  federal  alternative  minimum  tax for  individual  or corporate  shareholders.  Income on certain private  activity bonds issued after
August 7, 1986,  while  excludable from gross income for purposes of the federal income tax, is an item of "tax  preference"  that must be included in income for
purposes  of  the  federal   alternative   minimum  tax  for   individuals   and
corporations.  "Private activity bonds" are bonds that are used for purposes not generally performed by governmental  entities and that benefit  non-governmental entities.  The amount of any  exempt-interest  dividends that is attributable to tax  preference  items  for  purposes  of the  alternative  minimum  tax will be identified when tax information is distributed by the Fund.

     In addition,  corporate  taxpayers  are subject to the federal  alternative minimum  tax based in part on  certain  differences  between  taxable  income as adjusted  for other tax  preferences  and the  corporation's  "adjusted  current earnings," which more closely reflect a corporation's  economic income.  Because an  exempt-interest  dividend  paid by the Fund  will be  included  in  adjusted current  earnings,  a corporate  shareholder  may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     Shareholders  are advised to consult  their tax  advisers  with  respect to their liability for federal  alternative  minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest  dividends paid to a shareholder  who would be treated as a  "substantial  user" or "related  person"
under  Section  147(a) of the  Internal  Revenue  Code with  respect to property financed  with the  proceeds of an issue of private  activity  bonds held by the
Fund.

     Ordinary Interest Dividends. A shareholder receiving a dividend from income earned  by the Fund from one or more of the  following  sources  must  treat the dividend  as  ordinary  income in the  computation  of the  shareholder's  gross income, regardless of whether the dividend is reinvested:

     (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements,  commercial paper and obligations of the U.s. government, its agencies and instrumentalities);

     (2) income from securities loans;

     (3) income or gains from options or futures;

     (4) any net short-term capital gain; and

     (5) any market discount accrual on tax-exempt bonds.

     Certain  dividend  income and  long-term  capital  gains are  eligible  for taxation  at a reduced  rate that  applies  to  non-corporate  shareholders  for taxable years beginning prior to 2011.  Under these rules, a portion of ordinary income  dividends  constituting  "qualified  dividend  income,"  when  paid by a regulated  investment company to non-corporate  shareholders,  may be taxable to such  shareholders at long-term capital gain rates.  However,  to the extent the
Fund's  distributions are derived from income on debt securities,  they will not be qualified dividend income. Consequently, the Fund's ordinary income dividends generally will not be eligible for taxation at the reduced rate.

     In any year in which the Fund qualifies as a regulated  investment  company under the Internal  Revenue Code,  the Fund will also be exempt from  California corporate income and franchise taxes. It will also be qualified under California law to pay  exempt  interest  dividends  that  will be  exempt  from  California personal  income  tax.  That  exemption  applies to the  extent  that the Fund's distributions  are attributable to interest on California  municipal  securities and qualifying  obligations of the United States government,  if at least 50% of the Fund's assets are invested in such  obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. government  obligations will generally be subject to California income tax as ordinary income.

     Distributions  by the Fund from investment  income and long- and short-term
capital  gains  will  generally  not  be  excludable   from  taxable  income  in
determining  California  corporate  franchise  tax or income  tax for  corporate shareholders of the Fund. Additionally,  certain distributions paid to corporate shareholders  of the Fund may be includable in income  subject to the California alternative minimum tax.

     Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain  dividend in reports sent to  shareholders  in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a  shareholder  has held his or her shares or whether  that gain was recognized by the Fund before the  shareholder  acquired his or her shares.  The tax rate on long-term capital gain applicable to non-corporate  shareholders has been reduced for taxable years beginning prior to 2011.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on  the  gain  at the  35%  corporate  tax  rate,  and  will  provide  to shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case,  each  shareholder will be  required  to report a pro rata share of such gain on the  shareholder's tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain,  and will  increase  the tax basis for the shareholder's  shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

     Backup withholding.  The Fund will be required in certain cases to withhold
28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares,  paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,  (2) who is  subject  to  backup  withholding  for  failure  to report properly  the receipt of interest or dividend  income,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt  recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to  shareholders  in  January  of each year with a copy sent to the IRS.  Backup withholding  is not an  additional  tax. Any amount  withheld  generally  may be allowed  as a refund or a credit  against a  shareholder's  federal  income  tax liability, provided the required information is timely provided to the IRS.

     Tax Effects of  Redemptions  of Shares.  If a shareholder  redeems all or a portion of his or her shares,  the shareholder  will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the  redeemed  shares  and the  shareholder's  adjusted  tax basis in the shares
(including tax basis arising from  reinvestment of dividends).  All or a portion of any loss  recognized  in that  manner may be  disallowed  if the  shareholder purchases other shares of the Fund within 30 days before or after the redemption
(including purchases through the reinvestment of dividends). In such a case, the basis of the shares  acquired will be adjusted to reflect the  disallowed  loss.
Losses  realized by a  shareholder  on the  redemption of Fund shares within six months of purchase  will be  disallowed  for federal  income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange  privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder  recognizes on the exchange will be reduced (or the gain  increased)  to the extent any sales  charge paid on the exchanged  Fund shares reduces any charge the  shareholder  would have owed upon the  purchase  of the new  shares  in the  absence  of the  exchange  privilege.
Instead, such sales charge will be treated as an amount paid for the new shares.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a  foreign  trust,  a  foreign  estate,  a  foreign  corporation,  or a  foreign partnership)  primarily  depends on whether the foreign person's income from the
Fund is  effectively  connected  with the conduct of a U.S.  trade or  business.
Typically,  ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed  and signed IRS Form W-8BEN or  substitute  form.  The tax rate may be reduced if the foreign  person's  country of residence has a tax treaty with the
U.S.  allowing for a reduced tax rate on ordinary  income  dividends paid by the
Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all  income  and  any tax  withheld  is  identified  in  reports  mailed  to shareholders in March of each year, with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an exemption  from the U.S.  withholding  tax described  above provided the Fund obtains a properly  completed  and signed IRS Form  W-8ECI or  substitute  form.
Exempt-interest  dividends as well as ordinary income dividends paid by the Fund would be  included in the  earnings  and  profits of a foreign  corporation  for purposes of the branch profits tax on dividend equivalent amounts.

     If a foreign person fails to provide a certification of foreign status, the
Fund will be required to withhold  U.S. tax at a rate of 28% on ordinary  income dividends,  capital gains distributions (including short-term and long-term) and
the  proceeds  of  the  redemption  of  shares  under  the  backup   withholding
provisions.  Any tax withheld (in this situation) by the Fund is remitted by the
Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to  shareholders  in January of each year with a copy sent to the
IRS.

     The tax consequences to foreign person entitled to claim the benefits of an applicable  tax treaty may be different  from those  described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that und and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

   Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian Bank.  Citibank,  N.A. is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Registered  Public  Accounting  Firm.  KPMG LLP  serves as the independent  registered  public accounting firm for the Fund for the fiscal year
2006.  For the Fund's  fiscal  years ended prior to July 31, 2006  another  firm served as independent auditors.  KPMG LLP audits the Fund's financial statements and performs other related audit services. KPMG LLP also acts as the independent registered  public  accounting  firm for the  Manager  and  certain  other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Limited Term California Municipal Fund, including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for the period February 25, 2004 (commencement of operations) to July 31, 2005, were audited by another independent registered public accounting firm, whose report dated August 30, 2005, expressed an unqualified opinion theron.

      We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Limited Term California Municipal Fund as of July 31, 2006, the
results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S.
generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 14, 2006

STATEMENT OF INVESTMENT  July 31, 2006
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--113.5%
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--98.4%
$      500,000  ABAG Finance Authority for NonProfit
                Corporations (Windemere Ranch) 1                    6.000%     09/01/2024        09/01/2014 A        $     532,715
----------------------------------------------------------------------------------------------------------------------------------
        15,000  ABAG Finance Authority for NonProfit
                Corporations COP 1                                  5.600      11/01/2023        11/01/2006 A               15,012
----------------------------------------------------------------------------------------------------------------------------------
        30,000  ABAG Finance Authority for NonProfit
                Corporations COP                                    5.800      03/01/2023        09/01/2006 A               30,031
----------------------------------------------------------------------------------------------------------------------------------
        50,000  ABAG Finance Authority for NonProfit
                Corporations COP (American Baptist Homes
                of the West) 1                                      6.100      10/01/2017        10/01/2009 A               50,806
----------------------------------------------------------------------------------------------------------------------------------
        90,000  ABAG Finance Authority for NonProfit
                Corporations COP
                (Home for Jewish Parents) 1                         5.625      05/15/2022        05/15/2007 A               92,957
----------------------------------------------------------------------------------------------------------------------------------
       250,000  ABAG Finance Authority for NonProfit
                Corporations COP (Lytton Gardens) 1                 6.000      02/15/2019        02/15/2008 A              258,468
----------------------------------------------------------------------------------------------------------------------------------
       335,000  ABAG Finance Authority for NonProfit
                Corporations, Series A 1                            5.770 2    04/20/2019        04/20/2012 A              158,891
----------------------------------------------------------------------------------------------------------------------------------
        55,000  ABAG Tax Allocation, Series A                       5.800      12/15/2008        12/15/2006 A               55,411
----------------------------------------------------------------------------------------------------------------------------------
        55,000  ABAG Tax Allocation, Series A                       6.000      12/15/2014        12/15/2006 A               55,457
----------------------------------------------------------------------------------------------------------------------------------
       365,000  Adelanto Improvement Agency, Series B 1             5.500      12/01/2023        12/01/2006 A              367,048
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Adelanto Public Financing Authority                 6.300      09/01/2028        09/01/2006 A              106,248
----------------------------------------------------------------------------------------------------------------------------------
       130,000  Adelanto Public Financing Authority, Series B       7.250      09/15/2015        09/15/2006 A              130,473
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Alameda COP 1                                       5.750      12/01/2021        12/01/2006 A              513,160
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Alameda County COP 1                                5.000      06/01/2022        06/01/2008 A               76,724
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Alameda County COP
                (Alameda County Medical Center) 1                   5.300      06/01/2026        12/01/2006 A               55,058
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Anaheim COP
                (Anaheim Memorial Hospital) 1                       5.125      05/15/2020        11/15/2006 A               65,068
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Anaheim Public Financing Authority                  5.000      10/01/2023        10/01/2008 A               10,255
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Anaheim Public Financing Authority                  5.250      02/01/2018        02/01/2007 A               20,531
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Anaheim Public Financing Authority
                (Electric Systems) 1                                5.000      10/01/2025        10/01/2008 A               15,414
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  Anaheim Public Financing Authority RITES 3          9.120 4    12/28/2018        12/01/2007 A            5,547,750
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Apple Valley Improvement Bond Act 1915              6.900      09/02/2015        09/02/2006 A               20,645
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Aromas Water District                               5.600      09/01/2018        09/01/2006 A               15,006
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Atwater Community Facilities District 3             7.875      08/01/2015        08/01/2006 A               25,074
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Atwater Public Financing Authority
                (Sewer & Water)                                     5.500      05/01/2028        05/01/2009 A               20,327
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Atwater Redevel. Agency
                (Downtown Redevel.)                                 5.500      06/01/2019        06/01/2010 A               15,408
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Atwater Redevel. Agency
                (Downtown Redevel.)                                 5.875      06/01/2022        12/01/2006 A               72,125

             23 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$    2,455,000  Aztec Shops Auxiliary Organization
                (San Diego State University) 1                      6.000%     09/01/2031        09/01/2010 A       $    2,577,136
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Azusa COP 1                                         5.750      08/01/2020        08/01/2006 A               25,364
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Bakersfield Improvement Bond Act 1915               5.600      09/02/2020        09/02/2006 A               41,213
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Bakersfield Improvement Bond Act 1915               6.100      09/02/2024        09/02/2006 A               51,572
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Beaumont Financing Authority, Series A              5.700      09/01/2035        09/01/2017 A               25,959
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Beaumont Financing Authority, Series A              6.000      09/01/2021        09/01/2015 A               48,268
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Beaumont Financing Authority, Series A              6.875      09/01/2027        09/01/2013 A               16,688
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Beaumont Financing Authority, Series A              7.000      09/01/2023        09/01/2006 A              120,521
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Beaumont Financing Authority, Series A              7.375      09/01/2032        09/01/2010 A               65,815
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Beaumont Financing Authority, Series B              6.000      09/01/2034        09/01/2015 A               15,887
----------------------------------------------------------------------------------------------------------------------------------
       245,000  Berkeley GO                                         5.625      09/01/2027        09/01/2006 A              249,248
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Berkeley GO                                         5.650      09/01/2027        09/01/2006 A               10,178
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Blythe Redevel. Agency
                (Redevel. Project No. 1 Tax Allocation)             5.750      05/01/2034        05/01/2015 A               51,998
----------------------------------------------------------------------------------------------------------------------------------
       750,000  Blythe Redevel. Agency
                (Redevel. Project No. 1 Tax Allocation) 1           6.200      05/01/2031        05/01/2011 A              795,465
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Bonita Canyon Public Facilities
                Financing Authority                                 5.375      09/01/2028        09/01/2006 A              100,757
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Brawley Union High School District                  5.000      08/01/2028        08/01/2007 A               25,424
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Brentwood Infrastructure
                Financing Authority                                 5.250      09/02/2016        09/02/2006 A               51,118
----------------------------------------------------------------------------------------------------------------------------------
       170,000  Brisbane Public Financing Authority                 6.000      05/01/2026        05/01/2008 A              174,230
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Burbank Community Facilities
                District Special Tax                                5.200      12/01/2023        06/24/2022 B              253,878
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Affordable Hsg. Agency
                (Merced County Hsg. Authority) 1                    6.500      01/01/2033        01/01/2013 A              106,143
----------------------------------------------------------------------------------------------------------------------------------
    10,000,000  CA County Tobacco Securitization Agency 1           5.830 2    06/01/2033        03/18/2015 A            2,140,900
----------------------------------------------------------------------------------------------------------------------------------
     1,760,000  CA County Tobacco Securitization Agency
                (TASC)                                              0.000 5    06/01/2021        03/15/2014 C            1,433,326
----------------------------------------------------------------------------------------------------------------------------------
     1,240,000  CA County Tobacco Securitization Agency
                (TASC)                                              0.000 5    06/01/2028        12/01/2018 A            1,002,329
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  CA County Tobacco Securitization Agency
                (TASC)                                              0.000 5    06/01/2036        12/01/2018 A            4,041,500
----------------------------------------------------------------------------------------------------------------------------------
     4,885,000  CA County Tobacco Securitization Agency
                (TASC) 1                                            5.000      06/01/2026        10/15/2015 B            4,869,466
----------------------------------------------------------------------------------------------------------------------------------
       290,000  CA County Tobacco Securitization Agency
                (TASC)                                              5.500      06/01/2033        06/01/2011 C              296,134
----------------------------------------------------------------------------------------------------------------------------------
     1,670,000  CA County Tobacco Securitization Agency
                (TASC) 1                                            5.750      06/01/2029        06/01/2012 A            1,726,179
----------------------------------------------------------------------------------------------------------------------------------
       470,000  CA County Tobacco Securitization Agency
                (TASC)                                              5.750      06/01/2030        06/01/2011 C              485,811

             24 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       25,000  CA County Tobacco Securitization Agency
                (TASC)                                              5.875%     06/01/2027        06/01/2012 A        $      25,997
----------------------------------------------------------------------------------------------------------------------------------
       290,000  CA County Tobacco Securitization Agency
                (TASC)                                              5.875      06/01/2035        06/01/2012 A              301,269
----------------------------------------------------------------------------------------------------------------------------------
       280,000  CA County Tobacco Securitization Agency
                (TASC)                                              5.875      06/01/2043        06/01/2012 A              290,881
----------------------------------------------------------------------------------------------------------------------------------
       765,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.000      06/01/2029        12/01/2010 C              802,248
----------------------------------------------------------------------------------------------------------------------------------
       665,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.000      06/01/2035        06/01/2012 A              695,736
----------------------------------------------------------------------------------------------------------------------------------
       435,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.000      06/01/2042        06/01/2012 A              455,175
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.000      06/01/2043        06/01/2012 A               31,391
----------------------------------------------------------------------------------------------------------------------------------
    10,700,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.070 2    06/01/2046        06/01/2016 A              881,894
----------------------------------------------------------------------------------------------------------------------------------
    51,520,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.190 2    06/01/2050        06/01/2016 A            3,305,008
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA County Tobacco Securitization Agency
                (TASC)                                              6.250      06/01/2037        06/01/2012 A               52,943
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Dept. of Veterans Affairs Home Purchase 1        5.100      12/01/2019        12/01/2006 A               25,012
----------------------------------------------------------------------------------------------------------------------------------
        55,000  CA Dept. of Veterans Affairs Home Purchase 1        5.200      12/01/2027        12/01/2006 A               55,023
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Dept. of Veterans Affairs Home Purchase 1        5.500      12/01/2019        01/09/2012 A               26,065
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA Dept. of Water Resources (Center Valley)         5.000      12/01/2019        12/01/2007 A               30,618
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Dept. of Water Resources (Center Valley)         5.000      12/01/2022        12/01/2007 A               15,297
----------------------------------------------------------------------------------------------------------------------------------
       375,000  CA Dept. of Water Resources (Center Valley) 1       5.250      07/01/2022        01/01/2007 A              389,194
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA Dept. of Water Resources (Center Valley)         5.375      12/01/2027        12/01/2006 A               35,664
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA Dept. of Water Resources (Center Valley) 1       5.400      07/01/2012        01/01/2007 A               20,025
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Educational Facilities Authority
                (CA College of Arts and Crafts)                     5.875      06/01/2030        06/01/2011 A               25,976
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Educational Facilities Authority
                (Cedars-Sinai Medical Center)                       6.125      12/01/2019        12/01/2009 A               10,847
----------------------------------------------------------------------------------------------------------------------------------
        65,000  CA Educational Facilities Authority
                (College & University Financing)                    5.125      04/01/2017        04/01/2009 A               66,292
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Educational Facilities Authority
                (College & University Financing)                    6.125      06/01/2009        12/01/2006 A               10,022
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA Educational Facilities Authority
                (College & University Financing)                    6.250      06/01/2018        12/01/2006 A                5,007
----------------------------------------------------------------------------------------------------------------------------------
       340,000  CA Educational Facilities Authority
                (College of Osteopathic Medicine) 1                 5.750      06/01/2018        12/01/2006 A              343,930
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Educational Facilities Authority
                (Heald Colleges)                                    5.450      02/15/2022        02/15/2008 A               15,014

             25 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       15,000  CA Educational Facilities Authority
                (Los Angeles College of Chiropractic)               5.600%     11/01/2017        10/12/2013 B        $      14,638
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Educational Facilities Authority
                (Stanford University)                               5.200      12/01/2027        12/01/2007 A               25,572
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Educational Facilities Authority
                (Student Loan Program)                              6.000      03/01/2016        03/01/2007 A               15,431
----------------------------------------------------------------------------------------------------------------------------------
       365,000  CA Educational Facilities Authority
                (University of San Francisco) 1                     6.000      10/01/2026        10/01/2006 A              373,526
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA Educational Facilities Authority
                (University of Southern California)                 5.000      10/01/2028        10/01/2008 A               35,596
----------------------------------------------------------------------------------------------------------------------------------
       335,000  CA Financing Authority
                (Wastewater Improvement) 1                          6.100      11/01/2033        11/01/2015 A              358,078
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               4.750      09/01/2018        09/01/2006 A                5,002
----------------------------------------------------------------------------------------------------------------------------------
        60,000  CA GO                                               4.800      08/01/2014        08/01/2006 A               60,034
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.000      08/01/2018        08/01/2009 A               10,300
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA GO                                               5.000      06/01/2019        06/01/2011 A               46,270
----------------------------------------------------------------------------------------------------------------------------------
       180,000  CA GO                                               5.000      02/01/2021        02/01/2008 A              183,769
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               5.000      02/01/2021        02/01/2009 A               15,311
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA GO                                               5.000      02/01/2023        02/01/2008 A               51,047
----------------------------------------------------------------------------------------------------------------------------------
       450,000  CA GO 1                                             5.000      10/01/2023        10/01/2009 A              456,746
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.000      10/01/2023        10/01/2008 A                5,127
----------------------------------------------------------------------------------------------------------------------------------
       135,000  CA GO                                               5.000      10/01/2023        10/01/2008 A              137,431
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.000      02/01/2025        02/01/2008 A               10,219
----------------------------------------------------------------------------------------------------------------------------------
        60,000  CA GO                                               5.100      03/01/2010        09/01/2006 A               60,059
----------------------------------------------------------------------------------------------------------------------------------
        90,000  CA GO                                               5.125      10/01/2017        10/01/2006 A               90,178
----------------------------------------------------------------------------------------------------------------------------------
       135,000  CA GO                                               5.125      10/01/2017        10/01/2006 A              135,267
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.125      06/01/2022        06/01/2011 A                5,151
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.125      10/01/2027        10/01/2007 A                5,135
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA GO                                               5.125      10/01/2027        10/01/2007 A               25,295
----------------------------------------------------------------------------------------------------------------------------------
       125,000  CA GO                                               5.150      10/01/2019        10/01/2006 A              125,250
----------------------------------------------------------------------------------------------------------------------------------
       390,000  CA GO 1                                             5.150      10/01/2019        10/01/2006 A              390,562
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               5.200      06/01/2010        12/01/2006 A               15,214
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA GO                                               5.250      06/01/2016        12/01/2006 A               25,361
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA GO                                               5.250      04/01/2018        10/01/2006 A               25,020
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.250      04/01/2019        10/01/2006 A               10,008
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.250      04/01/2021        10/01/2006 A               10,008
----------------------------------------------------------------------------------------------------------------------------------
       110,000  CA GO                                               5.250      06/01/2021        12/01/2006 A              111,562
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.250      02/01/2029        02/01/2013 A               10,399
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.250      02/01/2030        02/01/2012 A               10,330
----------------------------------------------------------------------------------------------------------------------------------
        65,000  CA GO                                               5.300      09/01/2011        09/01/2006 A               65,738
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.300      09/01/2011        09/01/2006 A                5,056

             26 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       50,000  CA GO                                               5.500%     03/01/2009        09/01/2006 A        $      50,066
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA GO                                               5.500      06/01/2010        12/02/2006 A              100,779
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               5.500      06/01/2013        12/02/2006 A               15,020
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.500      04/01/2019        10/01/2006 A               10,027
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA GO                                               5.500      03/01/2020        09/01/2006 A               35,048
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA GO                                               5.500      03/01/2020        09/01/2006 A               35,048
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               5.500      10/01/2022        10/01/2006 A               15,030
----------------------------------------------------------------------------------------------------------------------------------
       120,000  CA GO                                               5.600      09/01/2021        09/01/2006 A              121,392
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.600      09/01/2021        09/01/2006 A                5,055
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA GO                                               5.625      10/01/2021        10/01/2006 A                5,065
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA GO                                               5.625      10/01/2023        10/01/2006 A               25,323
----------------------------------------------------------------------------------------------------------------------------------
       465,000  CA GO 1                                             5.625      09/01/2024        09/01/2006 A              470,403
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.625      09/01/2024        09/01/2006 A               10,111
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               5.625      10/01/2026        10/01/2006 A               10,126
----------------------------------------------------------------------------------------------------------------------------------
        75,000  CA GO                                               5.750      03/01/2010        09/01/2006 A               75,488
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               5.750      03/01/2015        09/01/2006 A               15,098
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA GO                                               5.750      11/01/2017        11/01/2006 A               35,165
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA GO                                               5.750      11/01/2017        11/01/2006 A               35,165
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA GO                                               5.800      06/01/2013        12/01/2006 A               25,039
----------------------------------------------------------------------------------------------------------------------------------
       155,000  CA GO                                               5.900      04/01/2023        10/01/2006 A              155,388
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA GO                                               5.900      04/01/2023        10/01/2006 A               20,055
----------------------------------------------------------------------------------------------------------------------------------
        75,000  CA GO                                               5.900      03/01/2025        09/01/2006 A               75,497
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA GO                                               6.000      08/01/2015        08/01/2006 A               20,220
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA GO                                               6.000      05/01/2018        11/01/2006 A               20,094
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA GO                                               6.000      10/01/2021        10/01/2006 A               15,055
----------------------------------------------------------------------------------------------------------------------------------
        40,000  CA GO                                               6.000      08/01/2024        08/01/2006 A               40,440
----------------------------------------------------------------------------------------------------------------------------------
       605,000  CA GO 1                                             6.250      10/01/2019        10/01/2006 A              607,111
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA GO                                               6.800      11/01/2008        11/01/2006 A               10,073
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Golden State Tobacco
                Securitization Corp.                                5.000      06/01/2017        06/01/2007 A               45,343
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Golden State Tobacco
                Securitization Corp.                                5.000      06/01/2020        06/01/2010 A               25,921
----------------------------------------------------------------------------------------------------------------------------------
     4,380,000  CA Golden State Tobacco
                Securitization Corp. 1                              6.250      06/01/2033        09/11/2012 C            4,789,924
----------------------------------------------------------------------------------------------------------------------------------
     3,245,000  CA Golden State Tobacco
                Securitization Corp.                                6.625      06/01/2040        06/01/2013 A            3,621,290
----------------------------------------------------------------------------------------------------------------------------------
     3,115,000  CA Golden State Tobacco
                Securitization Corp.                                6.750      06/01/2039        06/01/2013 A            3,506,556
----------------------------------------------------------------------------------------------------------------------------------
     1,865,000  CA Golden State Tobacco
                Securitization Corp. 1                              7.800      06/01/2042        06/01/2013 A            2,231,305
----------------------------------------------------------------------------------------------------------------------------------
     2,680,000  CA Golden State Tobacco
                Securitization Corp. 1                              7.900      06/01/2042        06/01/2013 A            3,222,030

            27 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$    1,715,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.875%      06/01/2042       06/01/2013 A        $   2,059,355
----------------------------------------------------------------------------------------------------------------------------------
     2,900,000  CA Golden State Tobacco
                Securitization Corp. (TASC)                         7.875       06/01/2042       06/01/2013 A            3,482,291
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Health Facilities Financing Authority
                (Catholic Healthcare West) 1                        5.000       07/01/2021       01/01/2007 A               45,032
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Health Facilities Financing Authority
                (Catholic Healthcare West) 1                        5.125       07/01/2024       07/01/2007 A               15,410
----------------------------------------------------------------------------------------------------------------------------------
       140,000  CA Health Facilities Financing Authority
                (Catholic Healthcare West) 1                        6.000       07/01/2013       01/01/2007 A              140,239
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA Health Facilities Financing Authority
                (Cedars-Sinai Medical Center) 1                     5.250       08/01/2027       08/01/2007 A               30,902
----------------------------------------------------------------------------------------------------------------------------------
       115,000  CA Health Facilities Financing Authority
                (Children's Hospital) 1                             5.375       07/01/2016       01/01/2007 A              117,435
----------------------------------------------------------------------------------------------------------------------------------
        65,000  CA Health Facilities Financing Authority
                (Children's Hospital) 1                             5.375       07/01/2020       01/01/2007 A               66,374
----------------------------------------------------------------------------------------------------------------------------------
       365,000  CA Health Facilities Financing Authority
                (Children's Hospital) 1                             5.750       07/01/2023       09/01/2006 A              366,153
----------------------------------------------------------------------------------------------------------------------------------
        40,000  CA Health Facilities Financing Authority
                (Community Program) 1                               7.200       01/01/2012       08/01/2006 A               40,106
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Health Facilities Financing Authority
                (Fellowship Homes) 1                                6.000       09/01/2019       09/01/2006 A               25,533
----------------------------------------------------------------------------------------------------------------------------------
        80,000  CA Health Facilities Financing Authority
                (Marshall Hospital) 1                               5.000       11/01/2018       11/01/2006 A               80,026
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA Health Facilities Financing Authority
                (Mercy Senior Hsg.)                                 5.800       12/01/2018       12/01/2006 A               20,022
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Health Facilities Financing Authority
                (Small Facilities Loan), Series A                   6.700       03/01/2011       09/01/2006 A               15,031
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Health Facilities Financing Authority
                (Small Facilities Loan), Series B 1                 7.400       04/01/2014       10/01/2006 A               45,553
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Health Facilities Financing Authority
                (Sunny View Lutheran Home)                          5.100       01/01/2024       01/01/2010 A               50,713
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA Health Facilities Financing Authority
                (Sutter Health)                                     5.000       08/15/2017       08/15/2007 A                5,131
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA HFA                                              5.650       02/01/2008       08/01/2006 A               10,192
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA HFA                                              8.040 2     08/01/2015       08/01/2015                 20,155
----------------------------------------------------------------------------------------------------------------------------------
        40,000  CA HFA (Multifamily Hsg.) 1                         5.375       08/01/2028       02/01/2009 A               40,848
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA HFA (Multifamily Hsg.) 1                         5.375       02/01/2036       02/01/2011 A               20,164
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA HFA (Multifamily Hsg.) 1                         5.400       08/01/2018       08/01/2008 A               15,428
----------------------------------------------------------------------------------------------------------------------------------
       325,000  CA HFA (Multifamily Hsg.) 1                         5.450       08/01/2028       08/01/2010 A              332,001
----------------------------------------------------------------------------------------------------------------------------------
        85,000  CA HFA (Multifamily Hsg.) 1                         5.850       02/01/2010       08/01/2006 A               86,769
----------------------------------------------------------------------------------------------------------------------------------
       230,000  CA HFA (Multifamily Hsg.) 1                         5.950       08/01/2028       02/01/2009 A              234,853
----------------------------------------------------------------------------------------------------------------------------------
       130,000  CA HFA (Multifamily Hsg.) 1                         6.050       08/01/2016       08/01/2006 A              132,768

             28 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       25,000  CA HFA (Multifamily Hsg.) 1                         6.050%     08/01/2027        08/01/2006 A        $      25,532
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA HFA (Multifamily Hsg.)                           6.050      08/01/2038        02/01/2009 A                5,102
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA HFA (Multifamily Hsg.) 1                         6.150      08/01/2022        08/01/2006 A               25,523
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA HFA (Single Family Mtg.)                         5.400      08/01/2028        02/01/2010 A               10,117
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA HFA (Single Family Mtg.), Series A               5.300      08/01/2018        02/01/2010 A               10,059
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA HFA (Single Family Mtg.), Series B               6.200      08/01/2014        10/01/2007 A                5,049
----------------------------------------------------------------------------------------------------------------------------------
     1,930,000  CA HFA, Series A 1                                  4.800      08/01/2012        09/01/2006 C            1,934,536
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA HFA, Series B                                    7.000      08/01/2014        08/01/2006 A                5,053
----------------------------------------------------------------------------------------------------------------------------------
       465,000  CA HFA, Series B 1                                  7.125      08/01/2024        08/01/2006 A              469,311
----------------------------------------------------------------------------------------------------------------------------------
     2,500,000  CA Infrastructure & Economic Devel.
                (American Center for Wine & Food Arts)              5.700      12/01/2019        12/01/2009 A            2,624,450
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Infrastructure & Economic Devel.
                (Stockton Port District)                            5.375      07/01/2022        07/01/2010 A               15,505
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Infrastructure & Economic Devel.
                (Stockton Port District)                            5.500      07/01/2032        07/01/2011 A               51,278
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Loan Purchasing Finance Authority                5.600      10/01/2014        10/01/2006 A               45,066
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Maritime Infrastructure Authority
                (Santa Cruz Port District)                          5.750      05/01/2024        05/01/2014 A               10,279
----------------------------------------------------------------------------------------------------------------------------------
        90,000  CA Mobilehome Park Financing Authority
                (Palomar Estate East & West) 1                      5.250      03/15/2034        03/15/2015 A               91,436
----------------------------------------------------------------------------------------------------------------------------------
       750,000  CA Pollution Control Financing Authority
                (Browning-Ferris Industries) 1                      6.750      09/01/2019        03/01/2007 A              753,945
----------------------------------------------------------------------------------------------------------------------------------
     1,440,000  CA Pollution Control Financing Authority
                (General Motors Corp.) 1                            5.500      04/01/2008        04/01/2008              1,429,934
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA Pollution Control Financing Authority
                (Sacramento Biosolids Facility)                     5.300      12/01/2017        12/01/2012 A               31,166
----------------------------------------------------------------------------------------------------------------------------------
       220,000  CA Pollution Control Financing Authority
                (Sacramento Biosolids Facility)                     5.500      12/01/2024        12/01/2012 A              229,222
----------------------------------------------------------------------------------------------------------------------------------
       320,000  CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company) 1                5.850      06/01/2021        12/01/2006 A              320,515
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Pollution Control Financing Authority
                (San Diego Gas & Electric Company)                  5.850      06/01/2021        12/01/2006 A               10,033
----------------------------------------------------------------------------------------------------------------------------------
        20,000  CA Pollution Control Financing Authority
                (Southern California Edison Company) 1              5.550      09/01/2031        12/01/2006 A               21,023
----------------------------------------------------------------------------------------------------------------------------------
       215,000  CA Pollution Control Financing Authority
                (Southern California Water Company) 1               5.500      12/01/2026        12/01/2006 A              215,260
----------------------------------------------------------------------------------------------------------------------------------
     2,815,000  CA Pollution Control Financing Authority
                Residuals 1                                         9.720 4    12/01/2016        04/01/2013 A            3,488,573
----------------------------------------------------------------------------------------------------------------------------------
       150,000  CA Public Works 1                                   5.250      12/01/2013        12/01/2006 A              150,171
----------------------------------------------------------------------------------------------------------------------------------
       115,000  CA Public Works (CA Community College)              5.375      03/01/2011        09/01/2006 A              117,436
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Public Works (CA Community College)              5.875      10/01/2008        10/01/2006 A               50,172
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Public Works (Dept. of Corrections)              5.000      09/01/2021        09/01/2008 A               25,674
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Public Works (Dept. of Corrections)              5.625      11/01/2016        11/01/2006 A               10,244

            29 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      110,000  CA Public Works
                (Dept. of Food & Agriculture) 1                     5.400%     06/01/2013        12/01/2006 A        $     110,116
----------------------------------------------------------------------------------------------------------------------------------
       260,000  CA Public Works (State Universities) 1              5.000      06/01/2023        12/01/2006 A              260,060
----------------------------------------------------------------------------------------------------------------------------------
       165,000  CA Public Works (State Universities) 1              5.250      12/01/2013        12/01/2006 A              165,160
----------------------------------------------------------------------------------------------------------------------------------
     2,085,000  CA Public Works (State Universities) 1              5.375      10/01/2017        10/01/2006 A            2,131,829
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Public Works (State Universities)                5.500      10/01/2013        10/01/2006 A               51,130
----------------------------------------------------------------------------------------------------------------------------------
       330,000  CA Public Works (State Universities) 1              5.500      12/01/2018        12/01/2006 A              330,244
----------------------------------------------------------------------------------------------------------------------------------
       230,000  CA Public Works (State Universities) 1              5.500      06/01/2021        12/01/2006 A              230,315
----------------------------------------------------------------------------------------------------------------------------------
        60,000  CA Public Works (State Universities)                5.500      06/01/2021        12/01/2006 A               60,041
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA Public Works (State Universities)                5.500      06/01/2021        12/01/2006 A               30,041
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Public Works
                (Various California Universities)                   5.375      12/01/2019        12/01/2007 A               25,996
----------------------------------------------------------------------------------------------------------------------------------
       120,000  CA Public Works
                (Various California Universities)                   5.500      06/01/2019        12/01/2006 A              120,510
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA Public Works
                (Various Community Colleges)                        5.375      03/01/2014        03/01/2007 A               25,531
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA Public Works
                (Various Community Colleges)                        5.625      03/01/2016        03/01/2007 A               30,644
----------------------------------------------------------------------------------------------------------------------------------
        70,000  CA Public Works
                (Various Community Colleges) 1                      5.625      03/01/2019        03/01/2007 A               71,500
----------------------------------------------------------------------------------------------------------------------------------
       600,000  CA Public Works
                (Various Community Colleges) 1                      5.875      10/01/2008        10/01/2006 A              601,806
----------------------------------------------------------------------------------------------------------------------------------
       325,000  CA Rural Home Mtg. Finance Authority
                (Single Family Mtg.), Series A 1                    6.350      12/01/2029        04/01/2007 C              328,809
----------------------------------------------------------------------------------------------------------------------------------
       320,000  CA Rural Home Mtg. Finance Authority
                (Single Family Mtg.), Series A 1                    7.000      09/01/2029        03/01/2010 C              325,574
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Statewide CDA (Bouquet Canyon) 1                 5.300      07/01/2018        07/01/2010 A              102,094
----------------------------------------------------------------------------------------------------------------------------------
       105,000  CA Statewide CDA (CA Odd Fellow Hsg.) 1             5.375      10/01/2013        10/01/2006 A              105,092
----------------------------------------------------------------------------------------------------------------------------------
        85,000  CA Statewide CDA (CA Odd Fellow Hsg.) 1             5.500      10/01/2023        10/01/2006 A               85,062
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA Statewide CDA
                (CVHP/CVMC/FH Obligated Group) 1                    5.125      04/01/2023        04/01/2008 A               35,892
----------------------------------------------------------------------------------------------------------------------------------
       500,000  CA Statewide CDA (East Tabor Apartments) 1          6.850      08/20/2036        02/20/2011 A              549,460
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  CA Statewide CDA (East Valley Tourist) 1            9.250      10/01/2020        10/01/2015 A            1,091,720
----------------------------------------------------------------------------------------------------------------------------------
        75,000  CA Statewide CDA (Eastfield Ming Quong) 1           5.625      06/01/2020        12/01/2006 A               76,604
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Statewide CDA (Escrow Term)                      6.750      09/01/2037        09/01/2014 A               48,471
----------------------------------------------------------------------------------------------------------------------------------
       335,000  CA Statewide CDA (Fairfield Apartments) 1           6.500      01/01/2016        10/10/2011 B              326,823
----------------------------------------------------------------------------------------------------------------------------------
       580,000  CA Statewide CDA (Family House & Housing
                Foundation-Torrence I) 1                            7.000      04/20/2036        04/20/2011 A              660,585
----------------------------------------------------------------------------------------------------------------------------------
        35,000  CA Statewide CDA
                (John Muir/Mt. Diablo Health System) 1              5.250      08/15/2027        08/15/2007 A               36,038
----------------------------------------------------------------------------------------------------------------------------------
       400,000  CA Statewide CDA (Kaiser Permanente) 1              5.300      12/01/2015        06/01/2007 A              413,620
----------------------------------------------------------------------------------------------------------------------------------
       250,000  CA Statewide CDA (Live Oak School) 1                6.750      10/01/2030        10/01/2011 A              266,085

             30 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      100,000  CA Statewide CDA (Multifamily)                      5.700% 2   09/20/2021        09/20/2014 A        $      42,346
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Statewide CDA (Multifamily)                      5.740 2    09/20/2023        09/20/2014 A               37,373
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Statewide CDA
                (Quail Ridge Apartments) 1                          5.375      07/01/2032        07/01/2014 A              101,638
----------------------------------------------------------------------------------------------------------------------------------
       480,000  CA Statewide CDA (Rio Bravo) 1                      6.300      12/01/2018        12/01/2006 A              487,426
----------------------------------------------------------------------------------------------------------------------------------
       335,000  CA Statewide CDA (Sycamore) 1                       6.000      03/20/2038        03/20/2017 A              360,671
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Statewide CDA COP (Internext Group) 1            5.375      04/01/2017        04/01/2010 A              101,570
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  CA Statewide CDA Linked PARS & INFLOS 1             5.600 6    10/01/2011        03/15/2010 B            1,060,070
----------------------------------------------------------------------------------------------------------------------------------
     1,390,000  CA Statewide Financing Authority
                Tobacco Settlement (TASC)                           5.625      05/01/2029        07/30/2010 C            1,427,600
----------------------------------------------------------------------------------------------------------------------------------
       955,000  CA Statewide Financing Authority
                Tobacco Settlement (TASC)                           5.625      05/01/2029        04/04/2011 C              980,833
----------------------------------------------------------------------------------------------------------------------------------
       250,000  CA Statewide Financing Authority
                Tobacco Settlement (TASC)                           6.000      05/01/2037        05/01/2012 A              261,448
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Universities & Colleges                          5.800      09/01/2007        09/01/2006 A               10,014
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA University (CSU Institute) 1                     4.875      06/01/2008        12/01/2006 A              100,893
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA University (Fullerton Student Union) 1           5.400      03/01/2016        09/01/2006 A               51,063
----------------------------------------------------------------------------------------------------------------------------------
        30,000  CA University (Fullerton Student Union) 1           5.400      03/01/2021        09/01/2006 A               30,637
----------------------------------------------------------------------------------------------------------------------------------
        25,000  CA University (Northridge) 1                        5.000      11/01/2022        11/01/2007 A               25,700
----------------------------------------------------------------------------------------------------------------------------------
         5,000  CA University (San Diego State University)          5.000      11/01/2018        11/01/2007 A                5,149
----------------------------------------------------------------------------------------------------------------------------------
        45,000  CA Valley Health System COP                         6.875      05/15/2023        11/15/2006 A               45,059
----------------------------------------------------------------------------------------------------------------------------------
       425,000  CA Valley Health System, Series A                   6.500      05/15/2025        11/15/2006 A              434,376
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Veterans GO                                      4.700      12/01/2012        12/01/2006 A              100,021
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  CA Veterans GO                                      4.700      12/01/2017        06/01/2015 A            5,015,850
----------------------------------------------------------------------------------------------------------------------------------
       200,000  CA Veterans GO                                      5.125      12/01/2019        12/01/2006 A              200,054
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Veterans GO                                      5.300      12/01/2029        06/01/2007 A               50,017
----------------------------------------------------------------------------------------------------------------------------------
     1,730,000  CA Veterans GO                                      5.400      12/01/2015        12/01/2008 A            1,788,630
----------------------------------------------------------------------------------------------------------------------------------
       150,000  CA Veterans GO                                      5.500      12/01/2020        12/01/2006 A              151,700
----------------------------------------------------------------------------------------------------------------------------------
       500,000  CA Veterans GO 1                                    5.600      12/01/2032        12/01/2006 A              505,625
----------------------------------------------------------------------------------------------------------------------------------
     1,025,000  CA Veterans GO, Series B                            5.450      12/01/2017        12/01/2006 A            1,027,337
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Veterans GO, Series BH                           5.400      12/01/2016        12/01/2009 A               51,717
----------------------------------------------------------------------------------------------------------------------------------
       645,000  CA Veterans GO, Series BH 1                         5.500      12/01/2024        12/01/2006 A              645,581
----------------------------------------------------------------------------------------------------------------------------------
       300,000  CA Veterans GO, Series BH                           5.600      12/01/2032        12/01/2006 A              303,894
----------------------------------------------------------------------------------------------------------------------------------
       250,000  CA Veterans GO, Series BP                           5.500      12/01/2026        12/01/2006 A              250,150
----------------------------------------------------------------------------------------------------------------------------------
       100,000  CA Veterans GO, Series BT                           5.000      12/01/2012        12/01/2006 A              100,368
----------------------------------------------------------------------------------------------------------------------------------
        10,000  CA Veterans GO, Series BT                           5.100      12/01/2013        12/01/2006 A               10,040
----------------------------------------------------------------------------------------------------------------------------------
     1,790,000  CA Veterans GO, Series BT                           5.375      12/01/2016        12/01/2006 A            1,799,022
----------------------------------------------------------------------------------------------------------------------------------
        15,000  CA Veterans GO, Series BX                           5.450      12/01/2024        12/01/2006 A               15,169
----------------------------------------------------------------------------------------------------------------------------------
       140,000  CA Veterans GO, Series BX                           5.500      12/01/2031        06/01/2007 A              141,560
----------------------------------------------------------------------------------------------------------------------------------
     2,490,000  CA Veterans GO, Series BZ                           5.350      12/01/2021        06/01/2008 A            2,537,410
----------------------------------------------------------------------------------------------------------------------------------
        75,000  CA Water Resource Devel. GO, Series N               5.500      06/01/2011        12/01/2006 A               75,098

        31 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       25,000  CA Water Resource Devel. GO, Series P               5.800%     06/01/2014        12/01/2006 A        $      25,039
----------------------------------------------------------------------------------------------------------------------------------
        50,000  CA Water Resource Devel. GO, Series Q               5.000      03/01/2016        09/01/2006 A               50,045
----------------------------------------------------------------------------------------------------------------------------------
       715,000  Calaveras County Special Tax Community
                Facilities District No. 2 1                         7.000      09/01/2026        09/01/2011 A              783,998
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Calleguas-Las Virgines Public Financing
                Authority Municipal Water District 1                5.000      11/01/2023        07/30/2010 C               51,411
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Camarillo Hsg. (Park Glenn Apartments) 1            5.400      03/01/2028        03/01/2008 A               45,339
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Camrosa Water District 1                            5.500      01/15/2011        01/15/2007 A               60,978
----------------------------------------------------------------------------------------------------------------------------------
       140,000  Capistrano Unified School District 1                5.875      09/01/2031        09/01/2011 A              151,480
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Capistrano Unified School District
                (Las Flores) 1                                      5.000      09/01/2023        09/01/2010 A               77,318
----------------------------------------------------------------------------------------------------------------------------------
       130,000  Carlsbad Hsg. & Redevel. Commission
                Tax Allocation                                      5.250      09/01/2019        09/02/2006 A              130,144
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Carlsbad Improvement Bond Act 1915                  6.000      09/02/2022        09/02/2006 A               25,265
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Carlsbad Unified School District COP
                (Aviara Oaks Middle School) 1                       5.300      06/01/2022        12/01/2006 A              127,630
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Carson Improvement Bond Act 1915                    5.800      09/02/2013        09/02/2006 A              123,713
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Carson Improvement Bond Act 1915                    7.375      09/02/2022        09/02/2006 A              112,871
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Carson Redevel. Agency 1                            6.000      01/01/2028        01/01/2014 A              260,060
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Castaic Union School District                       8.500      10/01/2013        10/01/2006 A               80,542
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Cathedral City Impovement Bond Act 1915             5.950      09/02/2034        09/02/2006 A               20,609
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Cathedral City Special Tax Community
                Facilities District No. 1                           6.700      09/01/2030        09/01/2008 A               26,607
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Central CA Joint Powers Health Financing
                Authority COP (CALC/CCH/CHCC/FCH/
                SCH/SMCH Obligated Group)                           5.500      02/01/2015        08/01/2006 A                5,003
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Central CA Unified School District                  5.625      03/01/2018        09/01/2006 A               25,039
----------------------------------------------------------------------------------------------------------------------------------
       235,000  Central Coast Water Authority 1                     5.000      10/01/2012        10/01/2006 A              240,109
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Central Coast Water Authority 1                     5.000      10/01/2013        10/01/2006 A              255,435
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Central Coast Water Authority 1                     5.000      10/01/2016        10/01/2006 A              510,915
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Central Coast Water Authority 1                     5.000      10/01/2022        10/01/2006 A               66,197
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Central Coast Water Authority 1                     5.150      10/01/2009        10/01/2006 A              153,314
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Central Contra Costa Sanitation District 1          5.000      09/01/2022        09/01/2010 A               52,068
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Central Valley Financing Authority
                Cogeneration Project (Carson Ice) 1                 5.200      07/01/2020        01/01/2007 A              150,162
----------------------------------------------------------------------------------------------------------------------------------
        95,000  Chico Improvement Bond Act 1915
                (Mission Ranch)                                     5.625      09/02/2012        09/02/2006 A               98,039
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Chico Improvement Bond Act 1915
                (Mission Ranch)                                     6.625      09/02/2011        09/02/2006 A               36,118
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Chico Improvement Bond Act 1915
                (Mission Ranch)                                     6.625      09/02/2013        09/02/2006 A              103,202
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Chico Public Financing Authority                    5.500      04/01/2025        10/01/2006 A              116,985

             32 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       20,000  Chino Community Facilities District
                No. 99-1 Special Tax                                6.350%     09/01/2029        09/01/2006 A        $      20,433
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Chino Community Facilities District
                Special Tax                                         5.750      09/01/2034        09/01/2014 A               56,881
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Chino Community Facilities District
                Special Tax                                         6.000      09/01/2014        09/01/2009 A               25,515
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Chino Community Facilities District
                Special Tax                                         6.400      09/01/2019        09/01/2007 A               30,965
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Chino Hills Improvement Bond Act 1915               7.500      09/02/2016        09/02/2006 A               36,119
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Chino Hills Improvement Bond Act 1915               7.600      09/02/2021        09/02/2006 A               10,318
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Chowchilla Improvement Bond Act 1915                6.700      09/02/2027        09/02/2014 A               16,299
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Chula Vista Community Facilities District
                (Eastlake Woods)                                    5.700      09/01/2016        09/01/2013 A               57,500
----------------------------------------------------------------------------------------------------------------------------------
     6,250,000  Chula Vista Industrial Devel. RITES                 5.501 4    12/01/2027        12/01/2017 A            6,681,438
----------------------------------------------------------------------------------------------------------------------------------
       220,000  Chula Vista Redevel. Agency 1                       5.375      09/01/2029        09/01/2006 A              226,800
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Chula Vista Redevel. Agency (Bayfront)              7.625      09/01/2024        09/01/2006 A               25,327
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Chula Vista Redevel. Agency (Bayfront)              8.000      05/01/2014        11/01/2006 A               25,497
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Chula Vista Redevel. Agency (Bayfront) 3            8.250      05/01/2024        11/01/2006 A              510,225
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Chula Vista Special Tax                             7.625      09/01/2029        09/01/2009 A               67,431
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Clayton Financing Authority Special Tax             5.900      09/02/2022        09/02/2010 A               51,633
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Clayton Redevel. Agency                             5.500      08/01/2024        08/01/2006 A               25,196
----------------------------------------------------------------------------------------------------------------------------------
       935,000  Coalinga Regional Medical Center COP 1              5.000      09/01/2014        09/01/2008 B              919,423
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Colton Community Facilities District
                Special Tax                                         5.800      09/01/2018        09/01/2006 A               25,012
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Colton Joint Unified School District                5.700      09/01/2034        09/01/2013 A              178,542
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Colton Public Financing Authority                   5.300      08/01/2027        08/01/2008 A               31,125
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Colton Redevel. Agency (West Valley)                6.375      09/01/2035        09/01/2006 A               20,019
----------------------------------------------------------------------------------------------------------------------------------
       815,000  Commerce Community Devel. Corp.
                Tax Allocation 1                                    5.750      08/01/2010        08/01/2007 A              839,752
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Commerce Community Devel. Corp.
                Tax Allocation                                      6.000      08/01/2021        08/01/2007 A               72,428
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Concord Joint Powers Financing Authority
                (Concord Police Facilities)                         5.250      08/01/2019        08/01/2006 A               40,022
----------------------------------------------------------------------------------------------------------------------------------
       400,000  Contra Costa County Public Financing
                Authority (Bay Pointe Redevel.)                     6.900      08/01/2025        08/01/2006 A              404,808
----------------------------------------------------------------------------------------------------------------------------------
     3,075,000  Contra Costa County Special Tax
                Community Facilities District                       5.580      08/01/2016        08/01/2008 A            3,145,079
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Contra Costa Water District 1                       5.000      10/01/2022        10/01/2007 A               15,157
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Coronado Community Devel.                           5.500      09/01/2022        09/01/2006 A               51,075
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Crescent City Public Financing Authority            7.750      09/15/2012        09/15/2006 A               30,083
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Cypress Improvement Bond Act 1915
                (Business & Professional Center)                    5.700      09/02/2022        03/02/2007 A               20,066

             33 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       20,000  Davis Joint Unified School District Special
                Tax Community Facilities District No. 2             5.300%     08/15/2024        08/15/2007 A        $      20,497
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Davis Public Facilities Financing Authority
                (Mace Ranch Area)                                   6.300      09/01/2023        09/01/2009 A               15,592
----------------------------------------------------------------------------------------------------------------------------------
       300,000  Del Mar Unified School District                     5.875      09/01/2038        09/01/2006 A              306,111
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Dixon Public Financing Authority                    5.700      09/02/2020        03/02/2008 A               30,152
----------------------------------------------------------------------------------------------------------------------------------
       245,000  Duarte COP (Hope National Medical Center) 1         5.250      04/01/2024        04/01/2009 A              250,767
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Duarte Hsg. (Heritage Park Apartments) 1            5.850      05/01/2030        11/01/2007 A               92,696
----------------------------------------------------------------------------------------------------------------------------------
        25,000  East Bay Municipal Utility District 1               5.000      06/01/2013        12/01/2006 A               25,494
----------------------------------------------------------------------------------------------------------------------------------
        15,000  East Bay Municipal Utility District                 5.000      06/01/2014        12/01/2006 A               15,314
----------------------------------------------------------------------------------------------------------------------------------
       115,000  East Bay Municipal Utility District 1               5.000      06/01/2026        12/01/2006 A              116,175
----------------------------------------------------------------------------------------------------------------------------------
       490,000  East Bay Municipal Utility District
                (Wastewater Treatment System) 1                     5.000      06/01/2016        12/01/2006 D              500,241
----------------------------------------------------------------------------------------------------------------------------------
        10,000  East Bay Municipal Utility District
                (Wastewater Treatment System)                       5.250      06/01/2017        06/01/2008 A               10,339
----------------------------------------------------------------------------------------------------------------------------------
     4,055,000  East Bay Municipal Utility District Floaters 3      3.640 6    06/01/2035        08/03/2006 D            4,055,000
----------------------------------------------------------------------------------------------------------------------------------
       100,000  East Side Union High School District                5.000      09/01/2018        09/01/2006 A              100,082
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Eastern CA Municipal Water District                 5.950      09/01/2033        09/01/2006 A               25,512
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Eastern CA Municipal Water District
                (Crown Valley Village)                              5.500      09/01/2028        09/01/2006 A               81,612
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Eastern CA Municipal Water District
                (Crown Valley Village)                              5.625      09/01/2034        09/01/2006 A               15,303
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Eastern CA Municipal Water District
                (Promontory Park)                                   5.500      09/01/2024        03/24/2023 B               49,856
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Eastern CA Municipal Water District
                (Sheffield/Rancho)                                  5.875      09/01/2034        09/01/2006 A              127,549
----------------------------------------------------------------------------------------------------------------------------------
        50,000  El Centro Redevel. Agency                           5.500      11/01/2026        11/01/2008 A               51,159
----------------------------------------------------------------------------------------------------------------------------------
       145,000  El Dorado County Special Tax                        6.250      09/01/2029        09/01/2009 A              150,830
----------------------------------------------------------------------------------------------------------------------------------
        50,000  El Monte Public Financing Authority 1               5.750      06/01/2028        06/01/2010 A               51,054
----------------------------------------------------------------------------------------------------------------------------------
        25,000  El Monte Public Financing Authority
                (El Monte Community Redevel.) 1                     5.750      06/01/2028        06/01/2010 A               25,527
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Elk Grove Special Tax
                (East Franklin Community)                           5.850      08/01/2036        08/01/2009 A               10,374
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Elk Grove Special Tax
                (East Franklin Community)                           6.000      08/01/2033        08/01/2007 A               79,354
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Emeryville Public Financing Authority               6.100      09/01/2012        09/01/2006 A               25,042
----------------------------------------------------------------------------------------------------------------------------------
       145,000  Emeryville Public Financing Authority 1             6.200      09/01/2025        09/01/2006 A              145,260
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Encinitas Improvement Bond Act 1915                 6.900      09/02/2017        09/02/2006 A               26,190
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Escondido Joint Powers Financing Authority
                (California Center for the Arts) 1                  6.000      09/01/2018        09/01/2006 A            1,005,770
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Etiwanda School District                            6.250      09/01/2022        09/01/2006 A               20,427
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Etiwanda School District Facilities                 5.900      09/01/2031        09/01/2011 A              108,501

             34 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       30,000  Fairfield Improvement Bond Act 1915
                (Green Valley Road/Mangels Blvd.)                   7.200%     09/02/2009        09/02/2006 A        $      30,961
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Florin Resource Conservation District COP 3         6.000      02/01/2029        02/01/2015 A               15,244
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Folsom Public Financing Authority                   5.000      11/01/2028        11/01/2007 A               20,249
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Folsom Public Financing Authority                   5.400      09/02/2020        03/02/2008 A               25,121
-----------------------------------------------------------------------------------------------------------------------------------
        25,000  Folsom Public Financing Authority                   5.625      09/02/2020        03/02/2011 A               25,565
-----------------------------------------------------------------------------------------------------------------------------------
        10,000  Folsom Public Financing Authority                   6.875      09/02/2019        09/02/2006 A               10,220
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Folsom Special Tax Community Facilities
                District No. 7                                      6.000      09/01/2024        09/01/2011 A               20,963
----------------------------------------------------------------------------------------------------------------------------------
       140,000  Fontana Special Tax (Sierra Hills)                  6.000      09/01/2034        09/01/2014 A              147,073
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Fresno Unified School District                      5.375      08/01/2021        08/01/2006 A               10,153
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Fresno Unified School District                      5.400      08/01/2017        08/01/2007 A               30,498
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Fresno Water System, Series A                       5.000      06/01/2024        06/01/2008 A              102,497
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Fullerton Community Facilities
                District No. 1 Special Tax (Amerige Heights)        6.200      09/01/2032        09/01/2012 A               26,380
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Fullerton School District Special Tax               6.300      09/01/2023        09/01/2013 A               85,854
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Galt Improvement Bond Act 1915                      5.900      09/02/2022        09/02/2006 A               25,760
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Garden Grove COP
                (Bahia Village/Emerald Isle) 1                      5.700      08/01/2023        08/01/2006 A               50,090
-----------------------------------------------------------------------------------------------------------------------------------
         5,000  Glendora Public Finance Authority                   7.625      09/01/2010        09/01/2006 A                5,012
-----------------------------------------------------------------------------------------------------------------------------------
       880,000  Hawthorne Community Redevel. Agency
                Special Tax 3                                       6.750      10/01/2025        10/01/2006 A              893,913
-----------------------------------------------------------------------------------------------------------------------------------
       140,000  Hawthorne Parking Authority                         8.000      09/01/2015        09/01/2006 A              141,582
-----------------------------------------------------------------------------------------------------------------------------------
       135,000  Hawthorne Parking Authority                         8.125      09/01/2019        09/01/2006 A              136,580
-----------------------------------------------------------------------------------------------------------------------------------
        45,000  Hayward Improvement Bond Act 1915                   7.100      09/02/2018        09/02/2006 A               45,525
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Hayward Public Finance Authority
                (Hayward Water System)                              5.000      06/01/2011        06/01/2007 A               50,046
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Hayward Public Finance Authority
                (Hayward Water System)                              5.100      06/01/2013        12/01/2006 A               50,051
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Haywood COP (Civic Center)                          5.250      08/01/2026        08/01/2006 A                5,054
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Healdsburg Community Redevel. Agency
                (Sotoyome Community Devel.)                         5.250      12/01/2025        12/01/2006 A               40,604
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  Hesperia Public Financing Authority,
                Tranche A                                           0.000 5    09/01/2035        09/01/2006 A            2,000,040
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Hollister Improvement Bond Act 1915                 7.125      09/02/2022        09/02/2006 A               10,315
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Horicon Elementary School District                  6.100      08/01/2021        08/01/2007 A                5,171
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Huntington Beach City School District               5.000      08/01/2020        08/01/2011 A               52,971
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Huntington Beach Community
                Facilities District                                 5.400      10/01/2020        10/01/2011 A               15,462
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Huntington Beach Public
                Financing Authority                                 5.500      12/15/2027        12/15/2006 A               10,251
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Imperial County Special Tax                         6.500      09/01/2031        03/04/2026 B               26,264

             35 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       40,000  Indio Hsg. (Olive Court Apartments) 1               6.375%     12/01/2026        12/01/2009 A        $      40,926
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Indio Improvement Bond Act 1915
                Assessment District No. 2002-3                      6.350      09/02/2027        09/02/2012 A               21,667
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Indio Public Financing Authority                    5.350      08/15/2027        08/15/2006 A              117,406
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Industry Urban Devel. Agency                        5.000      05/01/2024        05/01/2007 A               25,603
----------------------------------------------------------------------------------------------------------------------------------
       235,000  Intercommunity Hospital Financing
                Authority COP 1                                     5.250      11/01/2019        11/01/2010 A              240,682
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Irvine GO                                           5.550      09/02/2026        09/02/2013 A              154,535
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Irvine Improvement Bond Act 1915                    5.600      09/02/2022        09/02/2014 A               20,606
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Irvine Improvement Bond Act 1915                    5.625      09/02/2024        09/02/2013 A               15,449
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Jurupa Community Facilities District
                Special Tax                                         5.875      09/01/2033        09/01/2006 A               81,632
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Kern County (Fire Dept.) COP 1                      5.250      05/01/2013        05/01/2007 A               71,399
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Kern County (Fire Dept.) COP                        5.250      05/01/2015        05/01/2007 A               51,014
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Kingsburg Public Financing Authority                7.800      09/15/2010        09/15/2006 A                5,014
----------------------------------------------------------------------------------------------------------------------------------
        30,000  La Habra Redevel. Agency Community
                Facilities District                                 5.300      09/01/2007        09/02/2006 A               30,019
----------------------------------------------------------------------------------------------------------------------------------
        30,000  La Habra Redevel. Agency Community
                Facilities District                                 6.000      09/01/2014        09/02/2006 A               30,026
----------------------------------------------------------------------------------------------------------------------------------
        45,000  La Mesa Improvement Bond Act 1915                   5.750      09/02/2023        09/02/2011 A               46,021
----------------------------------------------------------------------------------------------------------------------------------
       215,000  La Quinta Redevel. Agency Tax Allocation 1          5.200      09/01/2028        09/01/2007 A              220,775
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  La Verne COP (Bethren Hillcrest Homes) 1            5.600      02/15/2033        02/15/2013 A            5,228,100
----------------------------------------------------------------------------------------------------------------------------------
       520,000  Lake Elsinore Public Financing Authority,
                Series F 1                                          7.100      09/01/2020        09/01/2007 A              545,173
----------------------------------------------------------------------------------------------------------------------------------
       300,000  Lake Elsinore Redevel. Agency                       6.050      10/01/2024        10/01/2011 A              314,178
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Lake Elsinore Special Tax 1                         5.100      09/01/2022        09/01/2017 A              505,255
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Lake Elsinore Unified School District               5.870      09/01/2029        09/01/2006 A               76,530
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Lake Elsinore Unified School District               5.900      09/01/2034        09/01/2006 A              178,579
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Lake Elsinore Unified School District               6.000      09/01/2034        09/01/2006 A               91,841
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Lancaster Community Facilities District
                Special Tax                                         6.000      10/01/2016        10/01/2008 A               36,133
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Lancaster Redevel. Agency
                (Desert Sands Mobile Home Park)                     6.375      11/01/2027        11/01/2009 A               20,213
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Lathrop Financing Authority (Water Supply) 1        5.700      06/01/2019        06/01/2013 A              120,490
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Lathrop Financing Authority (Water Supply) 1        5.750      06/01/2020        06/01/2013 A               15,683
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Lathrop Financing Authority (Water Supply) 1        5.900      06/01/2023        06/01/2013 A               52,471
----------------------------------------------------------------------------------------------------------------------------------
     1,440,000  Lathrop Financing Authority (Water Supply) 1        5.900      06/01/2027        06/01/2013 A            1,512,850
----------------------------------------------------------------------------------------------------------------------------------
     1,075,000  Lathrop Financing Authority (Water Supply) 1        6.000      06/01/2035        06/01/2013 A            1,121,644
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Lathrop Improvement Bond Act 1915
                (Louise Avenue)                                     6.875      09/02/2017        09/01/2006 A               15,472

             36 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       10,000  Lathrop Improvement Bond Act 1915
                (Mossdale Village Assessment
                District No. 03-1)                                  6.000%     09/02/2021        03/02/2008 A        $      10,304
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Lathrop Improvement Bond Act 1915
                (Mossdale Village)                                  6.125      09/02/2028        09/02/2006 A               61,873
----------------------------------------------------------------------------------------------------------------------------------
       155,000  Lincoln Improvement Bond Act 1915
                Public Financing Authority (Twelve Bridges)         6.200      09/02/2025        09/02/2009 A              162,680
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Lincoln Special Tax                                 5.900      09/01/2024        09/01/2015 A              266,160
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Livermore Capital Projects Financing
                Authority                                           5.650      09/02/2016        09/02/2006 A               25,510
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Livermore Community Facilities District
                Special Tax (Tri Valley Tech Park)                  5.750      09/01/2012        09/01/2010 A               15,588
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Livermore Community Facilities District
                Special Tax (Tri Valley Tech Park)                  6.400      09/01/2026        09/01/2010 A               52,164
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Livermore Community Facilities District
                Special Tax (Tri Valley Tech Park)                  6.400      09/01/2030        09/01/2008 A               15,640
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Loma Linda Collateralized Loan (Redlands)           7.375      06/01/2009        12/01/2006 A               10,293
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Loma Linda Collateralized Loan (Redlands)           7.375      06/01/2009        12/01/2006 A               10,037
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Long Beach Airport COP                              5.000      06/01/2016        12/01/2006 A               50,048
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Long Beach Special Tax (Towne Center)               5.900      10/01/2010        10/01/2006 A              153,281
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Long Beach Special Tax Community Facilities
                District No. 3                                      6.375      09/01/2023        09/01/2009 A               36,505
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Long Beach Special Tax Community Facilities
                District No. 6                                      6.250      10/01/2026        10/01/2012 A               26,483
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Long Beach Unified School District                  5.250      08/01/2029        08/01/2007 A               25,752
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Long Beach Unified School District                  5.300      08/01/2018        08/01/2007 A               20,487
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Long Beach Unified School District                  5.500      08/01/2029        08/01/2007 A               51,199
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Los Angeles Community Facilities District
                Special Tax (Cascade Business Park)                 6.400      09/01/2022        09/01/2007 A              155,084
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Los Angeles Community Redevel. Agency
                (Cinerama Dome Public Parking)                      5.700      07/01/2020        07/01/2010 A               26,075
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Los Angeles Community Redevel. Agency
                (Grand Central Square)                              5.200      12/01/2018        11/01/2006 A               50,036
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Los Angeles Community Redevel. Agency
                (Grand Central Square)                              5.200      12/01/2019        11/01/2006 A               20,014
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles County COP
                (Antelope Valley Courthouse)                        5.250      11/01/2027        11/01/2010 A               10,369
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Los Angeles County COP
                (Insured Health Clinic) 1                           5.800      12/01/2023        12/01/2006 A               90,383
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Los Angeles County Metropolitan
                Transportation Authority                            5.000      07/01/2023        07/01/2009 A               25,815
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Los Angeles County Metropolitan
                Transportation Authority                            5.000      07/01/2023        07/01/2008 A                5,124

             37 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       40,000  Los Angeles County Public Works
                Financing Authority, Series B                       5.250%     09/01/2014        09/01/2006 A        $      40,845
----------------------------------------------------------------------------------------------------------------------------------
       140,000  Los Angeles Dept. of Airports
                (Los Angeles International Airport) 1               5.500      05/15/2009        11/15/2006 A              140,857
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles Dept. of Airports
                (Los Angeles International Airport)                 5.500      05/15/2015        05/15/2007 A               10,062
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles Dept. of Airports
                (Ontario International Airport)                     5.800      05/15/2010        11/15/2006 A               10,114
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Los Angeles Dept. of Airports
                (Ontario International Airport) 1                   5.900      05/15/2011        11/15/2006 A              101,144
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Los Angeles Dept. of Airports
                (Ontario International Airport) 1                   5.900      05/15/2012        05/15/2007 A              202,288
----------------------------------------------------------------------------------------------------------------------------------
       215,000  Los Angeles Dept. of Airports
                (Ontario International Airport) 1                   6.000      05/15/2026        11/15/2006 A              217,498
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Los Angeles Dept. of Water & Power 1                4.750      08/15/2017        08/15/2006 A               15,008
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles Dept. of Water & Power                  4.750      10/15/2020        10/15/2006 A               10,005
----------------------------------------------------------------------------------------------------------------------------------
       160,000  Los Angeles Harbor Dept. 1                          5.375      11/01/2025        11/01/2006 A              162,086
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles Harbor Dept., Series B                  5.375      11/01/2023        11/01/2006 A               10,127
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Los Angeles Hsg. (Arminta North & South) 1          7.700      06/20/2028        12/20/2006 A               20,642
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Los Angeles Hsg. (Multifamily)                      5.750      01/01/2024        01/01/2007 A                5,022
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Los Angeles Hsg. (Multifamily) 1                    5.900      01/01/2030        07/01/2009 A               82,109
----------------------------------------------------------------------------------------------------------------------------------
     1,200,000  Los Angeles Hsg. (Park Plaza) 1                     5.500      01/20/2043        07/20/2011 A            1,247,436
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Los Angeles Mtg. (Section 8)                        5.350      07/01/2022        01/01/2007 A               10,006
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Los Angeles Mtg. (Section 8)                        6.500      07/01/2022        03/04/2007 A               25,256
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Los Angeles Regional Airports
                Improvement Corp. (Laxfuel Corp.) 1                 5.250      01/01/2023        01/01/2012 A              102,192
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Los Angeles Single Family Mtg.
                (GNMA & FNMA Mtg. Backed), Series A 1               6.875      06/01/2025        12/01/2006 A               71,758
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Los Angeles Unified School District GO              5.000      07/01/2023        07/01/2008 A               51,746
----------------------------------------------------------------------------------------------------------------------------------
        35,000  M-S-R Public Power Agency (San Juan) 1              6.000      07/01/2022        01/01/2007 A               38,385
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Madera County COP
                (Valley Children's Hospital) 1                      5.000      03/15/2023        03/15/2008 A               25,559
----------------------------------------------------------------------------------------------------------------------------------
       275,000  Madera County COP
                (Valley Children's Hospital) 1                      5.750      03/15/2028        09/15/2006 A              277,965
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Menifee Union School District Special Tax           6.050      09/01/2026        09/01/2012 A               26,309
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Mill Valley COP (The Redwoods) 1                    5.750      12/01/2020        12/01/2006 A              128,266
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Milpitas Improvement Bond Act 1915                  5.700      09/02/2018        09/02/2006 A               10,309
----------------------------------------------------------------------------------------------------------------------------------
       425,000  Modesto Irrigation District COP 1                   5.300      07/01/2022        01/01/2007 A              425,472
----------------------------------------------------------------------------------------------------------------------------------
       370,000  Modesto Irrigation District COP 1                   5.300      07/01/2022        01/01/2007 A              370,192
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Montclair Redevel. Agency Mobile Home
                Park (Augusta Homes Villa Del Arroyo)               6.100      11/15/2037        11/15/2014 A               10,339
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Montclair Redevel. Agency Mobile
                Home Park (Hacienda Mobile Home Park)               6.000      11/15/2029        11/15/2014 A               25,846

                         38 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       20,000  Montclair Redevel. Agency Mobile
                Home Park (Villa Mobile Home Park)                  6.100%      06/15/2029       06/15/2009 A        $      20,872
----------------------------------------------------------------------------------------------------------------------------------
       115,000  Montclair Redevel. Agency Tax Allocation
                (Redevel. Project Area III)                         5.500       12/01/2027       12/01/2006 A              117,792
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Montebello Community Redevel. Agency
                (South Montebello)                                  5.500       09/01/2022       09/01/2011 A               10,143
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Monterey County COP
                (Natividad Medical Center)                          5.700       08/01/2017       08/01/2006 A               60,686
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Monterey County COP
                (Natividad Medical Center) 1                        5.750       08/01/2028       08/01/2006 A               50,569
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Monterey County COP (Sheriffs Facility)             5.000       12/01/2014       12/01/2006 A               10,010
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Monterey Joint Powers Financing Authority
                (Materials Recovery Facilities)                     5.500       03/01/2010       09/01/2006 A               10,111
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Monterey Joint Powers Financing Authority
                (Materials Recovery Facilities)                     5.600       03/01/2012       09/01/2006 A               45,722
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Monterey Joint Powers Financing Authority
                (Materials Recovery Facilities)                     5.600       03/01/2013       09/01/2006 A               50,927
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Monterey Joint Powers Financing Authority
                (Materials Recovery Facilities)                     5.700       03/01/2015       09/01/2006 A               66,527
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Monterey Joint Powers Financing Authority
                (Materials Recovery Facilities)                     5.700       03/01/2016       09/01/2006 A               20,519
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Moorpark Mobile Home Park
                (Villa Del Arroyo) 1                                6.300       05/15/2030       05/15/2010 A               75,097
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Moorpark Mobile Home Park
                (Villa Del Arroyo) 1                                7.050       05/15/2035       12/26/2006 A               60,019
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Moreno Valley Special Tax
                (Towngate Community Facilities)                     6.125       12/01/2021       12/01/2006 A               55,449
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Morgan Hill Improvement Bond Act 1915               5.600       09/02/2018       09/02/2006 A               50,008
----------------------------------------------------------------------------------------------------------------------------------
       120,000  Morgan Hill Improvement Bond Act 1915               5.650       09/02/2023       09/02/2006 A              120,029
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Mountain View Shoreline Regional
                Park Community 1                                    5.500       08/01/2013       08/01/2006 A              255,323
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Mountain View Shoreline Regional
                Park Community                                      5.500       08/01/2021       08/01/2006 A               86,805
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Murrieta Community Facilities District
                Special Tax (Blackmore Ranch)                       6.100       09/01/2034       09/01/2011 A               10,519
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Murrieta Community Facilities District
                Special Tax (Bluestone)                             6.300       09/01/2031       09/01/2013 A               10,657
----------------------------------------------------------------------------------------------------------------------------------
       700,000  Murrieta Community Facilities District
                Special Tax (Bremerton) 1                           5.625       09/01/2034       09/01/2009 A              730,667
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Murrieta Community Facilities District
                Special Tax (Murrieta Springs)                      5.500       09/01/2034       09/01/2011 A              106,409
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Murrieta Improvement Bond Act 1915                  6.375       09/01/2031       09/01/2011 A               53,467
----------------------------------------------------------------------------------------------------------------------------------

        10,000  Murrieta Valley Unified School District
                Special Tax                                         5.700       09/01/2018       09/01/2006 A               10,161

             39 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       25,000  Murrieta Valley Unified School District
                Special Tax                                         6.200%     09/01/2026        09/01/2006 A        $      25,521
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Murrieta Valley Unified School District
                Special Tax                                         6.300      09/01/2024        03/01/2012 A               26,855
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Murrieta Valley Unified School District
                Special Tax                                         6.375      09/01/2032        03/01/2012 A               26,638
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Murrieta Water Public Financing Authority           5.700      10/01/2021        10/01/2006 A               51,156
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Needles Public Utility Authority                    6.350      02/01/2012        02/01/2009 A               10,295
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Needles Public Utility Authority 1                  6.650      02/01/2032        02/01/2009 A               30,918
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Northern CA Power Agency (Hydroelectric) 1          5.125      07/01/2023        07/01/2008 A               77,053
----------------------------------------------------------------------------------------------------------------------------------
     2,310,000  Northern CA Tobacco Securitization
                Authority (TASC)                                    0.000 5    06/01/2027        06/12/2016 C            2,113,627
----------------------------------------------------------------------------------------------------------------------------------
     2,935,000  Northern CA Tobacco Securitization
                Authority (TASC) 1                                  4.750      06/01/2023        07/18/2011 B            2,919,679
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Novato GO                                           5.000      08/01/2012        08/01/2006 A               35,092
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Oakdale Public Financing Authority
                Tax Allocation (Central City Redevel.)              6.100      06/01/2027        06/01/2007 A               51,362
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Oakland Unified School District                     5.000      08/01/2013        08/01/2006 A              250,230
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Oakland Unified School District                     5.125      08/01/2016        08/01/2006 A               30,032
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Oakland Unified School District                     5.250      08/01/2021        08/01/2007 A               86,873
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Olivenhain Municipal Water District
                Bond Act 1915                                       5.450      09/02/2027        09/02/2009 A               51,553
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Orange County Community Facilities
                District (Ladera Ranch)                             5.550      08/15/2033        08/15/2012 A               25,473
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Orange County Improvement Bond Act 1915             5.500      09/02/2018        03/02/2008 A               80,569
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Orange County Improvement
                Bond Act 1915 (Irvine Coast Assessment)             5.850      09/02/2013        09/02/2006 A               20,519
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Oroville Hospital 1                                 5.400      12/01/2022        12/01/2006 A               25,280
----------------------------------------------------------------------------------------------------------------------------------
     1,415,000  Oxnard Harbor District 1                            5.550      08/01/2013        08/01/2007 A            1,460,988
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Oxnard Improvement Bond Act 1915
                (Rice Avenue)                                       5.700      09/02/2032        09/02/2006 A               51,395
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Oxnard School District COP                          5.550      08/01/2021        08/01/2006 A               40,334
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Oxnard School District, Series A                    5.250      08/01/2027        08/01/2006 A               20,245
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Oxnard Special Tax Community Facilities
                District No. 1                                      6.000      09/01/2027        09/01/2009 A               10,391
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Palm Desert Financing Authority                     5.900      10/01/2015        10/01/2006 A               20,648
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Palm Desert Financing Authority                     6.000      10/01/2020        10/01/2009 A               41,288
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Palmdale Community Facilities District
                Special Tax                                         5.400      09/01/2035        09/01/2016 A              126,888
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Palmdale Community Redel. Agency                    5.750      08/01/2009        08/01/2006 A               50,053
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Palo Alto Improvement Bond Act 1915
                (University Ave. Area)                              5.100      09/02/2024        09/02/2006 A              102,087

             40 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      100,000  Palo Alto Improvement Bond Act 1915
                (University Ave. Area)                              5.125%     09/02/2025        09/02/2006 A        $     102,065
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Palo Alto Improvement Bond Act 1915
                (University Ave. Area)                              5.700      09/02/2018        09/02/2006 A               45,942
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Palomar Pomerado Health System 1                    5.000      11/01/2013        11/01/2006 A               35,030
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Paramount Multifamily Hsg.
                (Prince Twin Towers Property) 1                     5.700      02/20/2033        08/20/2009 A               25,402
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Pasadena Public Financing Authority
                (Orange Grove & Villa Parke)                        5.250      06/01/2008        12/01/2006 A               50,143
----------------------------------------------------------------------------------------------------------------------------------
       105,000  Perris Community Facilities District
                Special Tax                                         6.375      09/01/2032        09/01/2013 A              113,094
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Perris Public Financing Authority                   5.750      09/01/2024        09/01/2016 A               10,584
----------------------------------------------------------------------------------------------------------------------------------
       170,000  Perris Public Financing Authority                   7.875      09/01/2025        09/01/2006 A              173,774
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Perris Public Financing Authority, Series A         6.125      09/01/2034        09/01/2014 A               21,420
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Pismo Beach Public Financing Authority              5.250      12/01/2024        12/01/2006 A               50,247
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Pittsburg Improvement Bond Act 1915
                (San Marco Phase I)                                 6.350      09/02/2031        09/02/2011 A               21,117
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Pittsburg Infrastructure Financing Authority        5.850      09/02/2015        08/05/2006 A               51,379
----------------------------------------------------------------------------------------------------------------------------------
       125,000  Pittsburg Infrastructure Financing Authority,
                Series B                                            6.000      09/02/2024        09/02/2010 A              127,793
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Placentia Public Financing Authority                5.450      09/01/2015        09/01/2006 A               10,213
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Placer County Community Facilities District         6.500      09/01/2026        09/01/2010 A               10,694
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Placer County COP
                (Administrative & Emergency Service)                5.650      06/01/2024        06/01/2007 A               20,721
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Pleasant Hill Special Tax Downtown
                Community Facilities District No. 1                 5.875      09/01/2025        09/01/2012 A               10,152
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Port of Oakland, Series G 1                         5.375      11/01/2025        11/01/2007 A              103,314
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Port of Oakland, Series J                           5.500      11/01/2026        11/01/2007 A               15,541
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Port Redwood City GO 1                              5.400      06/01/2019        06/01/2011 A              102,593
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Poway Hsg. (Poinsetta Mobile Home Park) 1           5.000      05/01/2023        05/01/2015 A              251,125
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Poway Unified School District Special Tax
                Community Facilities District No. 10                6.100      09/01/2031        09/01/2008 A               10,352
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Poway Unified School District Special Tax
                Community Facilities District No. 6                 5.600      09/01/2033        09/01/2011 A              204,176
----------------------------------------------------------------------------------------------------------------------------------
        25,000  R.E. Badger Water Facilities Financing
                Authority 1                                         5.750      10/01/2024        10/01/2007 A               25,812
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Rancho Mirage Joint Powers Financing
                Authority (Eisenhower Medical Center) 1             5.375      07/01/2022        07/01/2007 A               61,929
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Rancho Santa Fe Community Services
                District Special Tax                                6.600      09/01/2020        09/01/2010 A               10,622
----------------------------------------------------------------------------------------------------------------------------------
       440,000  Rancho Santa Fe Community Services
                District Special Tax 1                              6.700      09/01/2030        09/01/2010 A              465,414
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Redlands Community Facilities District              5.850      09/01/2033        09/01/2012 A               10,381

             41 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      100,000  Redwood City Special Tax                            5.750%      09/01/2027       09/01/2011 A        $     103,257
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Reedley COP (Sierra View Homes) 1                   5.850       03/01/2021       09/01/2006 A               51,082
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.000       09/01/2016       09/01/2016                 50,491
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.050       09/01/2017       09/01/2016 A               25,182
----------------------------------------------------------------------------------------------------------------------------------
        65,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.125       09/01/2018       09/01/2016 A               65,583
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.200       09/01/2019       09/01/2016 A              100,894
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.250       09/01/2020       09/01/2016 A              100,970
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Rialto Special Tax Community Facilities
                District No. 2006-1 7                               5.250       09/01/2021       09/01/2016 A               50,329
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Richmond Joint Powers Financing Authority 3         6.600       09/01/2016       09/01/2008 A              112,380
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Rio School District COP                             5.700       09/01/2028       09/01/2006 A               15,296
----------------------------------------------------------------------------------------------------------------------------------
        85,000  River Highlands Community Services District         7.750       09/02/2020       09/02/2006 A               86,018
----------------------------------------------------------------------------------------------------------------------------------
        20,000  River Highlands Community Services District         8.125       09/02/2020       03/02/2007 A               20,046
----------------------------------------------------------------------------------------------------------------------------------
        80,000  River Islands Public Financing Authority            6.000       09/01/2027       09/01/2010 A               82,873
----------------------------------------------------------------------------------------------------------------------------------
       100,000  River Islands Public Financing Authority            6.150       09/01/2035       09/01/2008 B              103,386
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Riverside County Community Facilities
                District                                            6.000       09/01/2030       09/01/2014 A               15,457
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Riverside County Community Facilities
                District Special Tax No. 87-1                       5.000       09/01/2012       09/01/2012                251,355
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Riverside County Community Facilities
                District Special Tax No. 87-1                       5.100       09/01/2013       09/01/2013                150,870
----------------------------------------------------------------------------------------------------------------------------------
       215,000  Riverside County Community Facilities
                District Special Tax No. 87-1                       5.150       09/01/2014       09/01/2014                216,133
----------------------------------------------------------------------------------------------------------------------------------
       385,000  Riverside County Community Facilities
                District Special Tax No. 87-1                       5.200       09/01/2015       09/01/2015                387,503
----------------------------------------------------------------------------------------------------------------------------------
       225,000  Riverside County Community Facilities
                District Special Tax No. 87-1                       5.250       09/01/2016       09/01/2016                227,360
----------------------------------------------------------------------------------------------------------------------------------
     1,255,000  Riverside County Community Facilities
                District Special Tax No. 87-1 1                     5.500       09/01/2020       09/01/2016 A            1,262,179
----------------------------------------------------------------------------------------------------------------------------------
       335,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       4.950       09/01/2008       09/01/2008                335,342
----------------------------------------------------------------------------------------------------------------------------------
       370,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       5.150       09/01/2010       09/01/2010                371,021
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       5.300       09/01/2011       09/01/2011                200,830
----------------------------------------------------------------------------------------------------------------------------------
       210,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       5.350       09/01/2012       09/01/2012                211,016

             42 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      430,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       5.400%      09/01/2013       09/01/2013          $     433,376
----------------------------------------------------------------------------------------------------------------------------------
       450,000  Riverside County Community Facilities
                District Special Tax No. 88-8                       5.450       09/01/2014       09/01/2014                453,047
----------------------------------------------------------------------------------------------------------------------------------
       475,000  Riverside County Community Facilities
                District Special Tax No. 88-8 1                     5.500       09/01/2015       09/01/2015                478,862
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Riverside County Public Financing Authority
                (Menifee Village)                                   7.150       09/01/2011       09/01/2006 A               10,119
----------------------------------------------------------------------------------------------------------------------------------
       505,000  Riverside County Public Financing
                Authority COP 1                                     5.750       05/15/2019       05/15/2009 A              521,342
----------------------------------------------------------------------------------------------------------------------------------
       675,000  Riverside County Public Financing
                Authority Improvement Bond Act 1915
                (Rancho Village) 1                                  6.250       09/02/2013       08/12/2010 C              707,738
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Riverside Improvement Bond Act 1915
                (Sycamore Canyon Assessment District)               8.500       09/02/2012       09/02/2006 A               20,061
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Riverside Multifamily Hsg. (Olive Grove)            5.750       09/01/2025       12/01/2006 A               20,017
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Riverside Unified School District                   5.000       02/01/2027       02/01/2013 A               10,299
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Riverside Unified School District                   5.350       09/01/2024       09/01/2014 A              100,531
----------------------------------------------------------------------------------------------------------------------------------
        90,000  Riverside Unified School District                   5.450       09/01/2025       09/01/2014 A               92,391
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Riverside Unified School District                   5.500       09/01/2034       09/01/2014 A              102,007
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Riverside Unified School District                   5.700       09/01/2034       09/01/2014 A               82,416
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Riverside Unified School District                   6.200       09/01/2030       09/01/2011 A               10,328
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Rocklin Redevel. Agency, Series B                   5.500       09/01/2031       09/01/2011 A               51,322
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Rocklin Unified School District                     5.750       09/01/2018       09/01/2006 A              102,150
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Romoland School District                            6.375       09/01/2033       09/01/2006 A               51,070
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Romoland School District Special Tax                6.375       09/01/2033       09/01/2006 A               51,070
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Romoland School District Special Tax
                Community Facilities District No. 01-1              6.000       09/01/2033       09/01/2006 A               25,533
----------------------------------------------------------------------------------------------------------------------------------
       420,000  Rosemead Redevel. Agency 1                          5.600       10/01/2033       10/01/2006 A              420,202
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Roseville Special Tax                               6.000       09/01/2031       09/01/2011 A               10,502
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Roseville Special Tax (Stoneridge)                  6.000       09/01/2020       09/01/2013 A               21,235
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Sacramento City Financing Authority
                (Convention Center Hotel) 1                         6.250       01/01/2030       07/01/2011 A              104,788
----------------------------------------------------------------------------------------------------------------------------------
       220,000  Sacramento Cogeneration Authority 1                 5.200       07/01/2021       01/01/2007 A              220,216
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Sacramento County Airport System                    5.750       07/01/2024       01/01/2007 A               40,065
----------------------------------------------------------------------------------------------------------------------------------
     5,000,000  Sacramento County Airport System, Series B          5.000       07/01/2026       07/01/2010 A            5,094,850
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Sacramento County Airport System, Series B          5.750       07/01/2024       01/01/2007 A                5,008
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Sacramento County COP                               5.375       02/01/2019       02/01/2007 A               25,711
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Sacramento County COP                               5.375       02/01/2019       02/01/2007 A               25,686
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Sacramento Improvement Bond Act 1915
                (Citywide Landscaping & Lighting)                   5.500       09/02/2016       09/02/2006 A               10,214

             43 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       15,000  Sacramento Improvement Bond Act 1915
                (Willowcreek II)                                    6.350%     09/02/2011        09/02/2006 A        $      15,479
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Sacramento Improvement Bond Act 1915
                (Willowcreek II)                                    6.700      09/02/2022        09/02/2006 A               61,936
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Sacramento Municipal Utility District 1             5.125      07/01/2022        07/01/2007 A               15,434
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Sacramento Special Tax
                (Community Facilities District No. 97-1)            5.700      12/01/2020        12/01/2009 A               10,102
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Sacramento Special Tax
                (North Natomas Community Facilities)                6.300      09/01/2026        03/01/2010 A               31,504
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Saddleback Community College District 1             5.500      06/01/2021        12/01/2006 A              102,126
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Saddleback Valley Unified School District           7.200      12/01/2011        12/01/2006 A               15,123
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Salinas Improvement Bond Act 1915                   5.450      09/02/2013        09/02/2006 A              102,947
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Salinas Improvement Bond Act 1915
                (Bella Vista)                                       5.500      09/02/2013        09/02/2006 A               51,521
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Salinas Redevel. Agency Tax Allocation
                (Central City Revitalization)                       5.500      11/01/2023        11/01/2008 A               87,018
----------------------------------------------------------------------------------------------------------------------------------
       335,000  San Bernardino County COP
                (Medical Center Financing) 1                        5.000      08/01/2026        08/01/2006 A              335,057
----------------------------------------------------------------------------------------------------------------------------------
       105,000  San Bernardino County COP
                (Medical Center Financing) 1                        5.000      08/01/2028        08/01/2006 A              107,080
----------------------------------------------------------------------------------------------------------------------------------
       100,000  San Bernardino County COP
                (Medical Center Financing) 1                        5.250      08/01/2016        08/01/2006 A              102,101
----------------------------------------------------------------------------------------------------------------------------------
        50,000  San Bernardino County COP
                (Medical Center Financing) 1                        5.500      08/01/2019        08/01/2006 A               50,039
----------------------------------------------------------------------------------------------------------------------------------
       285,000  San Bernardino County COP
                (Medical Center Financing) 1                        5.500      08/01/2024        08/01/2006 A              285,197
----------------------------------------------------------------------------------------------------------------------------------
        75,000  San Bernardino Joint Powers Financing
                Authority (California Dept.
                of Transportation Lease) 1                          5.500      12/01/2020        12/01/2007 A               75,733
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Bernardino Joint Powers Financing
                Authority (California Dept.
                of Transportation Lease)                            5.500      12/01/2020        12/01/2006 A               25,533
----------------------------------------------------------------------------------------------------------------------------------
       150,000  San Bernardino Joint Powers Financing
                Authority (Tax Allocation) 3                        6.625      04/01/2026        04/01/2012 A              162,705
----------------------------------------------------------------------------------------------------------------------------------
        15,000  San Bernardino Redevel. Agency
                (Ramona Senior Complex)                             7.875      07/01/2025        07/01/2007 A               15,124
----------------------------------------------------------------------------------------------------------------------------------
        40,000  San Buenaventura Public Facilities
                Financing Authority                                 5.750      06/01/2014        06/01/2007 A               40,645
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Clemente Improvement Bond Act 1915              6.050      09/02/2028        09/02/2006 A               25,535
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Diego COP (Balboa Park & Mission Bay)           5.600      11/01/2010        11/01/2006 A               25,082
----------------------------------------------------------------------------------------------------------------------------------
       220,000  San Diego COP (Balboa Park & Mission Bay) 1         5.600      11/01/2010        11/01/2006 A              224,618
----------------------------------------------------------------------------------------------------------------------------------
        35,000  San Diego COP (Balboa Park & Mission Bay)           5.800      11/01/2016        11/01/2006 A               35,106
----------------------------------------------------------------------------------------------------------------------------------
       105,000  San Diego COP (Balboa Park & Mission Bay) 1         6.000      11/01/2019        11/01/2006 A              105,344

             44 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       95,000  San Diego COP (San Diego Hospital Assoc./
                Sharp Memorial Hospital Obligated Group)            5.000%     08/15/2018        08/15/2010 A        $      98,340
----------------------------------------------------------------------------------------------------------------------------------
        20,000  San Diego County COP (San Diego Hospital
                Assoc./Sharp Memorial Hospital)                     5.000      08/15/2028        08/15/2010 A               20,365
----------------------------------------------------------------------------------------------------------------------------------
        20,000  San Diego County Hsg.
                (Orange Glen Apartments) 1                          6.150      08/01/2020        08/01/2006 A               20,222
----------------------------------------------------------------------------------------------------------------------------------
       275,000  San Diego Industrial Devel.
                (San Diego Gas & Electric Company) 1                5.900      06/01/2018        12/01/2006 A              279,593
----------------------------------------------------------------------------------------------------------------------------------
        70,000  San Diego Industrial Devel.
                (San Diego Gas & Electric Company) 1                5.900      09/01/2018        09/01/2006 A               70,485
----------------------------------------------------------------------------------------------------------------------------------
     1,165,000  San Diego Industrial Devel.
                (San Diego Gas & Electric Company)                  5.900      09/01/2018        09/01/2006 A            1,166,491
----------------------------------------------------------------------------------------------------------------------------------
        15,000  San Diego Industrial Devel.
                (San Diego Gas & Electric Company) 1                5.900      09/01/2018        09/01/2006 A               15,021
----------------------------------------------------------------------------------------------------------------------------------
       390,000  San Diego Industrial Devel.
                (San Diego Gas & Electric Company) 1                5.900      09/01/2018        09/01/2006 A              390,554
----------------------------------------------------------------------------------------------------------------------------------
        50,000  San Diego Mtg. (Mariners Cove) 1                    5.800      09/01/2015        09/01/2006 A               50,058
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Diego Open Space Park Facilities
                District No.1                                       5.750      01/01/2007        01/01/2007 A               30,046
----------------------------------------------------------------------------------------------------------------------------------
        65,000  San Diego Public Facilities Financing Authority 1   5.000      05/15/2015        11/15/2006 A               65,612
----------------------------------------------------------------------------------------------------------------------------------
       545,000  San Diego Public Facilities Financing Authority 1   5.000      05/15/2020        11/15/2006 A              548,156
----------------------------------------------------------------------------------------------------------------------------------
       490,000  San Diego Public Facilities Financing Authority 1   5.000      05/15/2025        11/15/2006 A              492,832
----------------------------------------------------------------------------------------------------------------------------------
        90,000  San Diego Public Facilities Financing Authority 1   5.250      05/15/2020        11/15/2006 A               90,045
----------------------------------------------------------------------------------------------------------------------------------
       165,000  San Diego Sewer 1                                   5.000      05/15/2023        11/15/2006 A              165,132
----------------------------------------------------------------------------------------------------------------------------------
       120,000  San Diego Sewer, Series A 1                         5.000      05/15/2013        11/15/2006 A              120,110
----------------------------------------------------------------------------------------------------------------------------------
       580,000  San Diego Sewer, Series A 1                         5.250      05/15/2020        11/15/2006 A              581,067
----------------------------------------------------------------------------------------------------------------------------------
       115,000  San Francisco Bay Area Rapid Transit District       5.000      07/01/2028        07/01/2008 A              117,247
----------------------------------------------------------------------------------------------------------------------------------
        10,000  San Francisco Building Authority
                (San Francisco Civic Center Complex)                5.250      12/01/2021        12/01/2006 A               10,252
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Francisco City & County
                (Educational Facilities Community College)          5.500      06/15/2013        06/15/2007 A               25,844
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Francisco City & County
                (Golden Gate Park Improvements)                     5.000      06/15/2011        12/15/2006 A               30,292
----------------------------------------------------------------------------------------------------------------------------------
        40,000  San Francisco City & County
                Airports Commission 1                               4.800      05/01/2014        01/01/2010 A               40,783
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Francisco City & County
                Airports Commission                                 4.900      05/01/2016        01/01/2010 A               30,572
----------------------------------------------------------------------------------------------------------------------------------
        55,000  San Francisco City & County
                Airports Commission 1                               5.000      05/01/2017        05/01/2009 A               56,467
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Francisco City & County
                Airports Commission                                 5.000      05/01/2019        05/01/2008 A               30,584
----------------------------------------------------------------------------------------------------------------------------------
        75,000  San Francisco City & County
                Airports Commission 1                               5.000      05/01/2019        01/01/2010 A               76,304

             45 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       70,000  San Francisco City & County
                Airports Commission 1                               5.000%     05/01/2021        01/01/2010 A        $      71,017
----------------------------------------------------------------------------------------------------------------------------------
        90,000  San Francisco City & County
                Airports Commission 1                               5.000      05/01/2022        01/01/2010 A               91,222
----------------------------------------------------------------------------------------------------------------------------------
        45,000  San Francisco City & County
                Airports Commission                                 5.000      05/01/2022        05/01/2008 A               45,665
----------------------------------------------------------------------------------------------------------------------------------
        10,000  San Francisco City & County
                Airports Commission                                 5.000      05/01/2023        05/01/2009 A               25,415
----------------------------------------------------------------------------------------------------------------------------------
       160,000  San Francisco City & County
                Airports Commission 1                               5.000      05/01/2025        01/01/2010 A              161,618
----------------------------------------------------------------------------------------------------------------------------------
       120,000  San Francisco City & County
                Airports Commission 1                               5.000      05/01/2028        01/01/2010 A              120,875
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Francisco City & County
                Airports Commission                                 5.125      05/01/2021        05/01/2011 A               30,924
----------------------------------------------------------------------------------------------------------------------------------
        85,000  San Francisco City & County
                Airports Commission 1                               5.500      05/01/2015        05/01/2008 A               87,783
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Francisco City & County
                Airports Commission                                 5.500      05/01/2016        05/01/2012 A               26,532
----------------------------------------------------------------------------------------------------------------------------------
        35,000  San Francisco City & County
                Airports Commission 1                               5.500      05/01/2024        05/01/2010 A               36,892
----------------------------------------------------------------------------------------------------------------------------------
        45,000  San Francisco City & County
                Airports Commission                                 5.625      05/01/2010        11/01/2006 A               45,503
----------------------------------------------------------------------------------------------------------------------------------
       175,000  San Francisco City & County
                Airports Commission (SFO Fuel Company) 1            5.125      01/01/2017        01/01/2008 A              178,593
----------------------------------------------------------------------------------------------------------------------------------
        20,000  San Francisco City & County COP
                (77th Street Property)                              5.300      09/01/2022        09/01/2007 A               20,658
----------------------------------------------------------------------------------------------------------------------------------
        50,000  San Francisco City & County COP
                (San Bruno Jail)                                    5.250      10/01/2026        10/01/2008 A               51,908
----------------------------------------------------------------------------------------------------------------------------------
     2,000,000  San Francisco City & County COP
                (San Bruno Jail) 1                                  5.250      10/01/2033        10/01/2008 A            2,078,620
----------------------------------------------------------------------------------------------------------------------------------
        45,000  San Francisco City & County
                Improvement Bond Act 1915                           6.850      09/02/2026        09/02/2006 A               46,407
----------------------------------------------------------------------------------------------------------------------------------
       115,000  San Francisco City & County
                Public Utilities Commission                         5.000      11/01/2026        11/01/2006 A              117,105
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Francisco City & County
                Public Utilities Commission                         5.000      11/01/2026        11/01/2006 A               25,458
----------------------------------------------------------------------------------------------------------------------------------
       115,000  San Francisco City & County
                Redevel. Agency                                     6.750      07/01/2025        01/01/2007 A              116,726
----------------------------------------------------------------------------------------------------------------------------------
        10,000  San Francisco City & County
                Redevel. Agency (FHA Insured-Section 8)             6.850      07/01/2024        01/01/2007 A               10,125
----------------------------------------------------------------------------------------------------------------------------------
        65,000  San Francisco City & County
                Redevel. Agency (South Beach)                       5.700      03/01/2029        09/01/2006 A               65,043
----------------------------------------------------------------------------------------------------------------------------------
        20,000  San Francisco City & County
                Redevel. Financing Authority                        4.800      08/01/2016        08/01/2016                 20,015

             46 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      100,000  San Francisco City & County Redevel.
                Financing Authority                                 5.000%     08/01/2018        08/01/2006 A        $     100,080
----------------------------------------------------------------------------------------------------------------------------------
       125,000  San Francisco City & County Redevel.
                Financing Authority                                 5.000      08/01/2022        08/01/2016 A              125,091
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Joaquin County Community Facilities
                District Special Tax (Delta Farms)                  6.125      09/01/2024        09/01/2006 A               25,761
----------------------------------------------------------------------------------------------------------------------------------
       115,000  San Joaquin Hills Transportation
                Corridor Agency                                     5.375      01/15/2029        01/15/2007 A              117,914
----------------------------------------------------------------------------------------------------------------------------------
       275,000  San Jose Finance Authority, Series B 1              5.625      11/15/2018        11/15/2006 A              275,399
----------------------------------------------------------------------------------------------------------------------------------
        50,000  San Jose Improvement Bond Act 1915                  5.750      09/02/2019        09/02/2006 A               51,525
----------------------------------------------------------------------------------------------------------------------------------
        30,000  San Jose Mulitfamily Hsg.
                (El Parador Apartments) 1                           6.100      01/01/2031        01/01/2013 A               31,859
----------------------------------------------------------------------------------------------------------------------------------
       285,000  San Jose Multifamily Hsg.
                (Almaden Senior Hsg. Partners) 1                    5.350      07/15/2034        07/01/2014 C              295,400
----------------------------------------------------------------------------------------------------------------------------------
       125,000  San Jose Redevel. Agency                            4.750      08/01/2024        02/01/2007 A              125,011
----------------------------------------------------------------------------------------------------------------------------------
        15,000  San Jose Redevel. Agency                            5.000      08/01/2021        08/01/2006 A               15,011
----------------------------------------------------------------------------------------------------------------------------------
         5,000  San Jose Redevel. Agency                            5.500      08/01/2016        08/01/2007 A                5,180
----------------------------------------------------------------------------------------------------------------------------------
        20,000  San Jose Redevel. Agency 1                          5.750      08/01/2017        08/01/2007 A               20,735
----------------------------------------------------------------------------------------------------------------------------------
         5,000  San Jose Redevel. Agency Tax Allocation             5.250      08/01/2029        08/01/2008 A                5,107
----------------------------------------------------------------------------------------------------------------------------------
       190,000  San Leandro Community Facilities
                District No. 1 Special Tax                          6.400      09/01/2019        09/01/2008 A              199,511
----------------------------------------------------------------------------------------------------------------------------------
        25,000  San Marcos Public Facilities Authority,
                Series A                                            6.250      09/01/2024        09/01/2008 A               26,048
----------------------------------------------------------------------------------------------------------------------------------
     1,045,000  San Marcos Special Tax                              5.900      09/01/2028        03/01/2012 A            1,089,036
----------------------------------------------------------------------------------------------------------------------------------
     1,665,000  San Marcos Special Tax                              5.950      09/01/2035        03/01/2012 A            1,726,255
----------------------------------------------------------------------------------------------------------------------------------
        15,000  San Pablo Redevel. Agency                           5.250      12/01/2016        12/01/2006 A               15,072
----------------------------------------------------------------------------------------------------------------------------------
        15,000  San Pablo Redevel. Agency                           6.000      12/01/2017        12/01/2006 A               15,111
----------------------------------------------------------------------------------------------------------------------------------
        70,000  San Pablo Redevel. Agency
                (Tax Allocation-Merged Project Area)                5.250      12/01/2023        12/01/2006 A               70,294
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Sanger Public Financing Authority, Series A         7.125      08/01/2009        08/01/2006 A               10,023
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Sanger Public Financing Authority, Series A         7.250      06/01/2015        08/01/2006 A               15,024
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Santa Barbara COP (Fact Retirement Services) 1      5.750      08/01/2020        08/01/2006 A               35,755
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Santa Barbara Redevel. Agency (Central City)        6.000      03/01/2008        05/07/2007 B               51,283
----------------------------------------------------------------------------------------------------------------------------------
        70,000  Santa Clara County Financing Authority 1            5.000      11/15/2022        11/15/2007 A               71,981
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Santa Clara County Hsg. Authority
                (Rivertown Apartments) 1                            5.700      08/01/2021        02/01/2013 A               84,121
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Santa Clara Unified School District                 5.000      08/01/2022        08/01/2007 A               25,428
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Santa Margarita Water District Special
                Tax Community Facilities District No. 99-1          6.200      09/01/2020        09/01/2009 A               26,697
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Santa Nella County Water District                   6.250      09/02/2028        09/02/2010 A               15,348
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Santa Rosa Improvement Bond Act 1915                5.700      09/02/2019        09/02/2006 A              180,304
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Santa Rosa Improvement Bond Act 1915                5.750      09/02/2020        09/02/2006 A               40,814

             47 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       20,000  Santa Rosa Improvement Bond Act 1915
                (Nielson Ranch)                                     6.700%      09/02/2022       09/02/2006 A        $      20,618
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Santa Rosa Wastewater                               5.000       09/01/2022       09/01/2006 A               15,236
----------------------------------------------------------------------------------------------------------------------------------
       980,000  Santaluz Special Tax Community
                Facilities District No. 2                           6.375       09/01/2030       09/01/2007 A            1,000,766
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Sausalito School District COP                       5.650       04/01/2008       10/01/2006 A               50,163
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Sausalito School District COP                       5.750       04/01/2009       10/01/2006 A               50,165
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Scotts Valley Special Tax                           5.200       09/01/2028       09/01/2006 A               15,162
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Sequoia Hospital District                           5.375       08/15/2023       08/15/2006 A               15,379
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Shafter Community Devel. Agency
                Tax Allocation                                      5.000       11/01/2013       11/01/2013                110,490
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Shafter Community Devel. Agency
                Tax Allocation                                      5.250       11/01/2017       11/01/2016 A              100,582
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Shafter Community Devel. Agency
                Tax Allocation                                      5.300       11/01/2018       11/01/2016 A              100,581
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Shafter Community Devel. Agency
                Tax Allocation                                      5.350       11/01/2019       11/01/2016 A              100,501
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Shafter Community Devel. Agency
                Tax Allocation                                      5.375       11/01/2020       11/01/2016 A              100,775
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Signal Hill Redevel. Agency                         5.250       10/01/2023       10/01/2006 A               25,276
----------------------------------------------------------------------------------------------------------------------------------
     5,525,000  Simi Valley Unified School District Floaters 3      3.640 6     08/01/2030       08/03/2006 D            5,525,000
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Solana Beach Community Facilities District          5.200       09/01/2009       09/01/2006 A               76,344
----------------------------------------------------------------------------------------------------------------------------------
        80,000  Solana Beach Community Facilities District          5.300       09/01/2010       09/01/2006 A               81,271
----------------------------------------------------------------------------------------------------------------------------------
        20,000  South Tahoe Redevel. Agency                         6.700       10/01/2031       10/01/2013 A               21,290
----------------------------------------------------------------------------------------------------------------------------------
     1,000,000  Southern CA Public Power Authority 1                5.000       07/01/2015       01/01/2007 A            1,000,990
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Southern CA Public Power Authority                  5.500       07/01/2020       01/01/2007 A                5,005
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Southern CA Public Power Authority
                Linked SAVRS & RIBS                                 6.000       07/01/2012       01/01/2007 A              100,145
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Southern CA Tobacco Securitization
                Authority (TASC)                                    5.250       06/01/2027       12/08/2007 C               42,996
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Stanislaus County COP 1                             5.250       05/01/2018       11/01/2006 A              112,510
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Stockton Community Facilities District              5.550       08/01/2014       08/01/2008 A               25,169
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Stockton Community Facilities District              6.750       08/01/2010       08/01/2006 A               25,296
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Stockton COP                                        5.200       09/01/2029       09/01/2008 A               20,674
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Stockton Health Facilities
                (Dameron Hospital Assoc.)                           5.700       12/01/2014       12/01/2007 A               25,869
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Stockton Public Financing Authority, Series B       6.350       09/02/2010       09/02/2006 A               58,158
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Stockton Public Financing Authority, Series B       6.700       09/02/2016       09/02/2006 A               10,424
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Stockton Unified School District 1                  5.450       02/01/2015       02/01/2007 A               30,537
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Susanville COP 3                                    6.000       05/01/2011       11/01/2006 A               25,523
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Susanville Public Facilities COP 3                  5.750       05/01/2011       11/01/2006 A               51,036
----------------------------------------------------------------------------------------------------------------------------------
        60,000  Susanville Public Financing Authority               5.500       09/01/2027       09/01/2014 A               62,572

             48 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      750,000  Tejon Ranch Public Facilities Finance
                Authority Special Tax
                (Community Facilities District No. 1)               7.200%     09/01/2030        09/01/2006 A        $     774,053
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Temple City Unified School District                 5.000      08/01/2023        08/01/2008 A               41,053
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Torrance Redevel. Agency
                (Downtown Redevel.)                                 5.550      09/01/2018        09/01/2008 A               20,601
----------------------------------------------------------------------------------------------------------------------------------
       800,000  Tracy Area Public Facilities Financing Agency 1     5.875      10/01/2013        10/01/2006 A              836,448
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Tracy Community Facilities District                 5.400      09/01/2015        09/01/2012 A               51,014
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Tracy Community Facilities District                 6.100      09/01/2015        09/02/2006 A               51,542
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Tracy Community Facilities District                 6.500      09/01/2020        09/02/2006 A               10,310
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Tracy Community Facilities District
                (205 Parcel Glen)                                   6.250      09/01/2032        09/02/2014 A               25,760
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Tracy Community Facilities District
                (South MacArthur Area)                              6.000      09/01/2027        09/01/2006 A              103,054
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Tracy Community Facilities District
                (South MacArthur Area)                              6.300      09/01/2017        09/02/2006 A               30,926
----------------------------------------------------------------------------------------------------------------------------------
        55,000  Tracy COP (Community Park & Civic Center)           6.625      03/01/2018        09/01/2006 A               55,102
----------------------------------------------------------------------------------------------------------------------------------
        35,000  Tracy Improvement Bond Act 1915                     5.700      09/02/2023        03/02/2007 A               35,100
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Tri-City Hospital District 1                        5.750      02/01/2015        08/01/2006 A               52,122
----------------------------------------------------------------------------------------------------------------------------------
     1,035,000  Tri-City Hospital District 1                        6.000      02/01/2022        08/01/2006 A            1,058,401
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Truckee-Donner Public Utility District COP          5.400      11/15/2021        11/15/2006 A               51,209
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Truckee-Donner Public Utility District
                Special Tax                                         5.800      09/01/2035        09/01/2006 A               30,907
----------------------------------------------------------------------------------------------------------------------------------
       200,000  Turlock Auxiliary Organization COP
                (California Universities-Stanlius Foundation) 1     5.875      06/01/2022        12/01/2006 A              205,346
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Turlock Irrigation District, Series A 1             5.000      01/01/2026        01/01/2008 A               15,263
----------------------------------------------------------------------------------------------------------------------------------
        25,000  University of California (Research Facilities)      5.000      09/01/2024        09/01/2006 A               25,269
----------------------------------------------------------------------------------------------------------------------------------
        20,000  University of California, Series E                  5.375      09/01/2024        09/01/2007 A               20,508
----------------------------------------------------------------------------------------------------------------------------------
       210,000  Upland Community Facilities District
                Special Tax                                         5.900      09/01/2024        09/01/2013 A              220,445
----------------------------------------------------------------------------------------------------------------------------------
        85,000  Upland COP
                (San Antonio Community Hospital) 1                  5.000      01/01/2018        01/01/2007 A               85,012
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Vacaville COP                                       5.500      08/15/2027        08/15/2006 A               25,526
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Vacaville Improvement Bond Act 1915                 5.850      09/02/2016        09/02/2006 A               20,618
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Vacaville Improvement Bond Act 1915
                (Green Tree Reassessment District)                  6.300      09/02/2013        09/02/2006 A               10,313
----------------------------------------------------------------------------------------------------------------------------------
       250,000  Vacaville Public Financing Authority                5.400      09/01/2022        09/01/2006 A              251,393
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Vacaville Redevel. Agency
                (Vacaville Community Hsg.)                          6.000      11/01/2024        11/01/2010 A              114,422
----------------------------------------------------------------------------------------------------------------------------------
       100,000  Val Verde Unified School District                   6.125      09/01/2034        09/01/2006 A              102,121
----------------------------------------------------------------------------------------------------------------------------------
       150,000  Vallejo COP (Marine World Foundation) 3             7.000      02/01/2017        02/01/2007 A              154,508
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Vallejo Public Financing Authority, Series A        7.500      09/01/2020        09/01/2006 A               10,019

             49 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       40,000  Vallejo Quadrant Improvement
                District No. 001                                    6.000%      09/01/2017       09/01/2015 A       $       42,965
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Vallejo Quadrant Improvement
                District No. 001                                    6.000       09/01/2026       09/01/2013 A               31,730
----------------------------------------------------------------------------------------------------------------------------------
        40,000  Vallejo Quadrant Improvement
                District No. 001                                    6.125       09/01/2034       09/01/2015 A               42,471
----------------------------------------------------------------------------------------------------------------------------------
       355,000  Vallejo Water Improvement 1                         5.875       05/01/2026       11/01/2006 A              362,590
----------------------------------------------------------------------------------------------------------------------------------
     1,825,000  Ventura County Area Hsg. Authority
                (Mira Vista Senior Apartments) 1                    5.000       12/01/2022       12/01/2016 A            1,847,667
----------------------------------------------------------------------------------------------------------------------------------
       240,000  Ventura Port District COP                           6.375       08/01/2028       08/01/2010 A              250,111
----------------------------------------------------------------------------------------------------------------------------------
       145,000  Victor Elementary School District                   5.600       09/01/2034       09/01/2014 A              148,906
----------------------------------------------------------------------------------------------------------------------------------
         5,000  Vista Joint Powers Financing Authority              6.250       12/01/2019       12/01/2006 A                5,026
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Wasco Improvement Bond Act 1915                     8.750       09/02/2010       09/02/2006 A               20,673
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Wasco Improvement Bond Act 1915                     8.750       09/02/2013       09/02/2006 A               25,841
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Wasco Improvement Bond Act 1915                     8.800       09/02/2019       09/02/2006 A               10,030
----------------------------------------------------------------------------------------------------------------------------------
        20,000  Washington Township Hospital District 1             5.500       07/01/2009       01/01/2007 A               20,026
----------------------------------------------------------------------------------------------------------------------------------
       175,000  Washington Township Hospital District 1             5.500       07/01/2018       01/01/2007 A              175,117
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Washington Township Hospital District 1             5.500       07/01/2018       01/01/2007 A               50,065
----------------------------------------------------------------------------------------------------------------------------------
        50,000  West & Central Basin Financing Authority            5.375       08/01/2017       08/01/2007 A               51,270
----------------------------------------------------------------------------------------------------------------------------------
        25,000  West Contra Costa Unified School District           5.000       08/01/2023       08/01/2009 A               25,849
----------------------------------------------------------------------------------------------------------------------------------
        10,000  West Patterson Financing Authority
                Special Tax                                         5.850       09/01/2028       09/01/2015 A               10,551
----------------------------------------------------------------------------------------------------------------------------------
        10,000  West Patterson Financing Authority
                Special Tax                                         6.000       09/01/2019       09/01/2015 A               10,599
----------------------------------------------------------------------------------------------------------------------------------
        15,000  West Patterson Financing Authority
                Special Tax                                         6.000       09/01/2039       09/01/2015 A               15,865
----------------------------------------------------------------------------------------------------------------------------------
        75,000  West Patterson Financing Authority
                Special Tax                                         6.600       09/01/2033       03/01/2008 A               77,364
----------------------------------------------------------------------------------------------------------------------------------
        35,000  West Patterson Financing Authority
                Special Tax                                         6.750       09/01/2036       03/01/2008 A               36,117
----------------------------------------------------------------------------------------------------------------------------------
        10,000  West Patterson Financing Authority
                Special Tax Community Facilities
                District No. 2001-1-A                               6.700       09/01/2032       03/01/2007 A               10,137
----------------------------------------------------------------------------------------------------------------------------------
        50,000  West Sacramento Financing Authority
                Special Tax                                         6.100       09/01/2029       03/01/2008 A               51,710
----------------------------------------------------------------------------------------------------------------------------------
        15,000  West Sacramento Improvement
                Bond Act 1915                                       8.500       09/02/2017       11/01/2015 B               15,089
----------------------------------------------------------------------------------------------------------------------------------
        10,000  West Sacramento Special Tax
                Community Facilities District No. 11                6.400       09/01/2026       09/01/2007 A               10,446
----------------------------------------------------------------------------------------------------------------------------------
        50,000  West Sacramento Special Tax
                Community Facilities District No. 14                6.125       09/01/2021       03/01/2011 A               52,527
----------------------------------------------------------------------------------------------------------------------------------
        50,000  West Sacramento Special Tax
                Community Facilities District No. 8
                (Southport)                                         6.500       09/01/2031       09/01/2009 A               52,312

             50 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$      120,000  Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                6.000%     09/01/2024        09/01/2014 A        $     124,223
----------------------------------------------------------------------------------------------------------------------------------
        45,000  Western Hills Water District Special Tax
                (Diablo Grande Community Facilities)                6.875      09/01/2031        09/01/2009 A               48,124
----------------------------------------------------------------------------------------------------------------------------------
        15,000  Western Municipal Water Districts                   7.125      09/02/2014        09/02/2006 A               15,476
----------------------------------------------------------------------------------------------------------------------------------
        10,000  William S. Hart Unified School District             6.000      09/01/2027        09/01/2013 A               10,581
----------------------------------------------------------------------------------------------------------------------------------
        10,000  Woodlake Schools Finance Authority COP              5.900      02/01/2023        02/01/2007 A               10,132
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Woodland Redevel. Agency                            6.375      12/01/2026        12/01/2006 A               25,596
----------------------------------------------------------------------------------------------------------------------------------
       140,000  Y/S School Facilities Financing Authority
                (Chula Vista Elementary School)                     5.000      09/01/2015        09/01/2006 A              142,925
----------------------------------------------------------------------------------------------------------------------------------
        25,000  Yucaipa Redevel. Agency
                (Eldorado Palms Mobile Home)                        6.000      05/01/2030        05/01/2010 A               25,911
----------------------------------------------------------------------------------------------------------------------------------
        30,000  Yucaipa Special Tax Community Facilities
                District No. 98-1                                   6.000      09/01/2028        09/01/2009 A               30,809
                                                                                                                     -------------
                                                                                                                       212,193,943
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.1%
       600,000  Guam Government Waterworks Authority
                & Wastewater System                                 6.000      07/01/2025        07/01/2015 A              637,608
----------------------------------------------------------------------------------------------------------------------------------
       260,000  Guam Power Authority, Series A 1                    5.250      10/01/2023        10/01/2006 A              260,359
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Puerto Rico Commonwealth GO                         5.000      07/01/2029        07/01/2014 A              505,355
----------------------------------------------------------------------------------------------------------------------------------
    10,000,000  Puerto Rico Commonwealth
                Government Devel. Bank 1                            5.000      12/01/2009        12/01/2009             10,269,300
----------------------------------------------------------------------------------------------------------------------------------
       360,000  Puerto Rico Electric Power
                Authority, Series AA 1                              5.375      07/01/2027        07/01/2007 A              369,572
----------------------------------------------------------------------------------------------------------------------------------
       275,000  Puerto Rico HBFA 1                                  6.250      04/01/2029        10/01/2006 A              278,784
----------------------------------------------------------------------------------------------------------------------------------
       420,000  Puerto Rico HFC (Homeowner Mtg.) 1                  5.200      12/01/2032        12/01/2008 A              427,594
----------------------------------------------------------------------------------------------------------------------------------
     6,000,000  Puerto Rico Highway & Transportation
                Authority, Series K 1                               5.000      07/01/2021        07/01/2015 A            6,123,060
----------------------------------------------------------------------------------------------------------------------------------
       500,000  Puerto Rico Highway & Transportation
                Authority, Series K 1                               5.000      07/01/2027        07/01/2015 A              505,175
----------------------------------------------------------------------------------------------------------------------------------
       110,000  Puerto Rico IMEPCF
                (American Home Products) 1                          5.100      12/01/2018        12/01/2006 A              112,299
----------------------------------------------------------------------------------------------------------------------------------
     2,535,000  Puerto Rico ITEMECF
                (Cogeneration Facilities)                           6.625      06/01/2026        06/01/2010 A            2,759,119
----------------------------------------------------------------------------------------------------------------------------------
     1,500,000  Puerto Rico Municipal Finance Agency,
                Series A 1                                          5.250      08/01/2023        08/01/2015 A            1,560,540
----------------------------------------------------------------------------------------------------------------------------------
        75,000  Puerto Rico Port Authority, Series D 1              6.000      07/01/2021        01/01/2007 A               75,926
----------------------------------------------------------------------------------------------------------------------------------
     1,445,000  Puerto Rico Port Authority, Series D 1              7.000      07/01/2014        01/01/2007 A            1,472,455
----------------------------------------------------------------------------------------------------------------------------------
        50,000  Puerto Rico Public Finance Corp.                    7.250      08/01/2009        08/01/2006 A               50,788
----------------------------------------------------------------------------------------------------------------------------------
     3,985,000  University of Puerto Rico, Series O 1               5.375      06/01/2030        12/01/2006 A            4,002,414
----------------------------------------------------------------------------------------------------------------------------------
       250,000  V.I. Public Finance Authority, Series A             5.250      10/01/2024        10/01/2014 A              259,135
----------------------------------------------------------------------------------------------------------------------------------
       160,000  V.I. Public Finance Authority, Series A             5.500      10/01/2022        10/01/2010 A              164,326

             51 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
     PRINCIPAL                                                                                    MATURITY*                  VALUE
        AMOUNT                                                     COUPON       MATURITY        (UNAUDITED)             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    2,500,000  V.I. Public Finance Authority, Series A             6.375%     10/01/2019        10/01/2010 A        $   2,729,673
                                                                                                                     --------------
                                                                                                                        32,563,482
                                                                                                                     --------------
Total Municipal Bonds and Notes (Cost $243,347,773)                                                                    244,757,425

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.6%
-----------------------------------------------------------------------------------------------------------------------------------
     1,300,000  Government Devel. Bank for Puerto Rico,
                Series 2004 (Cost $1,300,000)                       5.000      10/23/2006        10/23/2006              1,302,366

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $244,647,773)--114.1%                                                                246,059,791
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(14.1)                                                                          (30,321,691)
                                                                                                                     --------------
NET ASSETS--100.0%                                                                                                   $ 215,738,100
                                                                                                                     ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

   A. Optional call date; corresponds to the most conservative yield calculation.

   B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

   C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

   D. Date of mandatory put.

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Illiquid security. The aggregate value of illiquid securities as of July 31,
2006 was $17,078,358, which represents 7.92% of the Fund's net assets. See Note
5 of accompanying Notes.

4. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents the current interest rate for a variable or increasing rate security.

7. When-issued security or forward commitment to be delivered and settled after
July 31, 2006. See Note 1 of accompanying Notes.

             52 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ABAG     Assoc. of Bay Area Governments
CALC     Community Alzheimer's Living Center
CCH      Clovis Community Hospital
CDA      Communities Devel. Authority
CHCC     Community Hospitals of Central California
COP      Certificates of Participation
CSU      California State University
CVHP     Citrus Valley Health Partners
CVMC     Citrus Valley Medical Center
FCH      Fresno Community Hospital
FH       Foothill Hospital
FHA      Federal Housing Agency
FNMA     Federal National Mortgage Assoc.
GNMA     Government National Mortgage Assoc.
GO       General Obligation
HBFA     Housing Bank and Finance Agency
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
IMEPCF   Industrial, Medical and Environmental Pollution Control Facilities
INFLOS   Inverse Floating Rate Securities
ITEMECF  Industrial, Tourist, Educational, Medical and Environmental
         Community Facilities
M-S-R    Modesto Irrigation District of the City of Santa Clara and the City of
         Redding
PARS     Periodic Auction Reset Securities
RIBS     Residual Interest Bonds
RITES    Residual Interest Tax Exempt Security
SAVRS    Select Auction Variable Rate Securities
SCH      Sierra Community Hospital
SMCH     Sierra Meadows Convalescent Hospital
TASC     Tobacco Settlement Asset-Backed Bonds
V.I.     United States Virgin Islands

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                 VALUE          PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                       $ 53,497,121             21.7%
General Obligation                                  38,204,166             15.5
Special Tax                                         30,111,351             12.2
Special Assessment                                  16,746,758              6.8
Municipal Leases                                    13,457,181              5.5
Gas Utilities                                       12,422,703              5.1
Water Utilities                                     11,155,718              4.5
Marine/Aviation Facilities                          10,861,078              4.4
Multifamily Housing                                  8,037,112              3.3
Hospital/Health Care                                 7,754,448              3.2
Higher Education                                     7,703,143              3.1
Highways/Railways                                    6,771,964              2.8
Adult Living Facilities                              5,769,464              2.3
Electric Utilities                                   5,549,811              2.3
Single Family Housing                                3,713,152              1.5
Sales Tax Revenue                                    3,462,281              1.4
Not-for-Profit Organization                          2,654,481              1.1
Sewer Utilities                                      2,339,916              1.0
Manufacturing, Durable Goods                         1,429,934              0.6
Hotels, Restaurants & Leisure                        1,421,126              0.6
Commercial Banks                                     1,302,366              0.5
Resource Recovery                                      993,278              0.4
Education                                              266,085              0.1
Pollution Control                                      236,283              0.1
Manufacturing, Non-Durable Goods                       112,299              0.0
Student Loans                                           60,497              0.0
Parking Fee Revenue                                     26,075              0.0
                                                  ------------------------------
Total                                             $246,059,791            100.0%
                                                  ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             53 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JULY 31, 2006
-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $244,647,773)--see accompanying statement of investments   $ 246,059,791
-----------------------------------------------------------------------------------------------------
Cash                                                                                         681,517
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           5,544,963
Shares of beneficial interest sold                                                         3,815,657
Interest                                                                                   3,206,285
Other                                                                                          2,562
                                                                                       --------------
Total assets                                                                             259,310,775

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable on borrowings (See Note 6)                                                        42,400,000
Investments purchased (including $389,895 purchased on a when-issued basis
or forward commitment)                                                                       534,780
Shares of beneficial interest redeemed                                                       224,674
Dividends                                                                                    148,252
Interest expense                                                                             129,330
Distribution and service plan fees                                                            43,770
Shareholder communications                                                                    21,538
Transfer and shareholder servicing agent fees                                                 20,980
Trustees' compensation                                                                         7,714
Other                                                                                         41,637
                                                                                       --------------
Total liabilities                                                                         43,572,675

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 215,738,100
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $      61,283
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               214,791,490
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (94,762)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                (431,929)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 1,412,018
                                                                                       --------------
NET ASSETS                                                                             $ 215,738,100
                                                                                       ==============

             54 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $161,562,386 and 45,884,637 shares of beneficial interest outstanding)                      $3.52
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                                    $3.65
-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $2,517,263 and 701,014 shares of beneficial interest outstanding)                           $3.59
-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $51,658,451 and 14,697,509 shares of beneficial interest outstanding)                       $3.51

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             55 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $ 7,318,263
--------------------------------------------------------------------------------
Other income                                                                 12
                                                                    ------------
Total investment income                                               7,318,275

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         704,638
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 258,952
Class B                                                                  19,770
Class C                                                                 392,624
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  40,217
Class B                                                                   1,690
Class C                                                                  17,139
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  23,556
Class B                                                                   1,835
Class C                                                                  17,982
--------------------------------------------------------------------------------
Interest expense                                                        791,826
--------------------------------------------------------------------------------
Trustees' compensation                                                   14,218
--------------------------------------------------------------------------------
Custodian fees and expenses                                               5,045
--------------------------------------------------------------------------------
Other                                                                   111,294
                                                                    ------------
Total expenses                                                        2,400,786
Less reduction to custodian expenses                                        (93)
Less waivers and reimbursements of expenses                            (915,067)
                                                                    ------------
Net expenses                                                          1,485,626

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 5,832,649

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                       (406,967)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   (691,224)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,734,458
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             56 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                             2006               2005
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment income                                                  $   5,832,649       $  1,466,950
--------------------------------------------------------------------------------------------------------
Net realized loss                                                           (406,967)            (5,629)
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       (691,224)         2,261,355
                                                                       ---------------------------------
Net increase in net assets resulting from operations                       4,734,458          3,722,676

--------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                   (4,575,181)          (956,961)
Class B                                                                      (70,666)           (30,123)
Class C                                                                   (1,443,220)          (362,033)

--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                  117,912,748         31,329,937
Class B                                                                    1,241,294            723,518
Class C                                                                   30,500,265         16,796,002

--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
Total increase                                                           148,299,698         51,223,016
--------------------------------------------------------------------------------------------------------
Beginning of period                                                       67,438,402         16,215,386
                                                                       ---------------------------------
End of period (including accumulated net investment income (loss)
of $(94,762) and $161,656, respectively)                               $ 215,738,100       $ 67,438,402
                                                                       =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             57 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------------------
Net increase in net assets from operations                               $   4,734,458
---------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                         (247,256,918)
Proceeds from disposition of investment securities                          74,675,193
Short-term investment securities, net                                       (1,302,366)
Premium amortization                                                         1,807,895
Discount accretion                                                            (265,910)
Net realized loss on investments                                               406,967
Net change in unrealized appreciation on investments                           691,224
Increase in interest receivable                                             (1,992,545)
Increase in receivable for securities sold                                  (3,946,013)
Increase in other assets                                                          (414)
Decrease in payable for securities purchased                                (5,036,338)
Increase in payable for accrued expenses                                       188,481
                                                                         --------------
Net cash used in operating activities                                     (177,296,286)

---------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------------------------------------------
Proceeds from bank borrowing                                               164,300,000
Payments on bank borrowing                                                (129,100,000)
Proceeds from shares sold                                                  177,648,514
Payment on shares redeemed                                                 (33,256,350)
Cash distributions paid                                                     (2,214,517)
                                                                         --------------
Net cash provided by financing activities                                  177,377,647
---------------------------------------------------------------------------------------
Net increase in cash                                                            81,361
---------------------------------------------------------------------------------------
Cash, beginning balance                                                        600,156
                                                                         --------------
Cash, ending balance                                                     $     681,517
                                                                         ==============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,766,602.

Cash paid for interest on bank borrowings--$686,309.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             58 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED JULY 31,                          2006         2005       2004 1
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period                $   3.56      $  3.30      $  3.35
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .15 2        .16 2        .07
Net realized and unrealized gain (loss)                 (.03)         .25         (.06)
                                                    -----------------------------------
Total from investment operations                         .12          .41          .01
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.16)        (.15)        (.06)
---------------------------------------------------------------------------------------
Net asset value, end of period                      $   3.52      $  3.56      $  3.30
                                                    ===================================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      3.32%       12.78%        0.21%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $161,562      $44,554      $11,627
---------------------------------------------------------------------------------------
Average net assets (in thousands)                   $105,009      $21,877      $ 8,381
---------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   4.19%        4.76%        4.99%
Total expenses                                          1.42%        1.66%        1.92%
Expenses after payments and waivers
and reduction to custodian expenses                     0.80%        0.80%        0.76%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%           4%           2%

1. For the period from February 25, 2004 (commencement of operations) to July
31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             59 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED JULY 31,                               2006        2005     2004 1
------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 3.63      $ 3.36      $3.35
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .13 2       .14 2      .05
Net realized and unrealized gain (loss)                      (.04)        .26         -- 3
                                                           -------------------------------
Total from investment operations                              .09         .40        .05
------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                         (.13)       (.13)      (.04)
------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 3.59      $ 3.63      $3.36
                                                           ===============================

------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                           2.49%      12.03%      1.60%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $2,517      $1,295      $ 510
------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $1,980      $  836      $ 297
------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                        3.49%       4.11%      3.96%
Total expenses                                               2.30%       2.86%      2.86%
Expenses after payments and waivers
and reduction to custodian expenses                          1.55%       1.55%      1.55%
------------------------------------------------------------------------------------------
Portfolio turnover rate                                        33%          4%         2%

1. For the period from February 25, 2004 (commencement of operations) to July
31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             60 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

CLASS C    YEAR ENDED JULY 31,                       2006         2005      2004 1
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------
Net asset value, beginning of period              $  3.56      $  3.30      $ 3.35
------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .12 2        .14 2       .05
Net realized and unrealized gain (loss)              (.04)         .25        (.06)
                                                  ----------------------------------
Total from investment operations                      .08          .39        (.01)
------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.13)        (.13)       (.04)
------------------------------------------------------------------------------------
Net asset value, end of period                    $  3.51      $  3.56      $ 3.30
                                                  ==================================

------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   2.30%       12.00%      (0.16)%
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $51,659      $21,589      $4,079
------------------------------------------------------------------------------------
Average net assets (in thousands)                 $39,346      $ 9,836      $2,044
------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                3.46%        3.98%       3.92%
Total expenses                                       2.21%        2.55%       2.93%
Expenses after payments and waivers
and reduction to custodian expenses                  1.55%        1.55%       1.55%
------------------------------------------------------------------------------------
Portfolio turnover rate                                33%           4%          2%

1. For the period from February 25, 2004 (commencement of operations) to July
31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             61 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited Term California Municipal Fund (the Fund) is a
non-diversified, open-end management investment company registered under the
Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and California individual income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange.
Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities)
for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose

             62 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $389,895 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will not invest more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $15,717,761 as of July 31, 2006, which represents
6.06% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments

             63 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                       NET UNREALIZED
                                                                         APPRECIATION
                                                                     BASED ON COST OF
                                                                       SECURITIES AND
      UNDISTRIBUTED      UNDISTRIBUTED              ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT         LONG-TERM                     LOSS    FOR FEDERAL INCOME
      INCOME                      GAIN     CARRYFORWARD 1,2,3,4          TAX PURPOSES
      -------------------------------------------------------------------------------
      $60,930                      $--                 $431,929            $1,412,018

1. As of July 31, 2006, the Fund had $19,118 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   -------------------------------
                   2013                    $17,565
                   2014                      1,553
                                           -------
                   Total                   $19,118
                                           =======

2. As of July 31, 2006, the Fund had $412,811 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and
July 31, 2005 was as follows:

                                         YEAR ENDED       YEAR ENDED
                                      JULY 31, 2006    JULY 31, 2005
     ---------------------------------------------------------------
     Distributions paid from:
     Exempt-interest dividends           $6,089,067       $1,349,117

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book

             64 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities        $244,647,773
                                                    =============
              Gross unrealized appreciation         $  2,451,331
              Gross unrealized depreciation           (1,039,313)
                                                    -------------
              Net unrealized appreciation           $  1,412,018
                                                    =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31,
2006, the Fund's projected benefit obligations were increased by $7,050 and no payments were made to retired trustees, resulting in an accumulated liability of
$7,050 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

             65 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED JULY 31, 2006             YEAR ENDED JULY 31, 2005
                                   SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------
CLASS A
Sold                           38,919,816       $137,404,928        11,730,494       $ 40,958,956
Dividends and/or
distributions reinvested          826,945          2,913,454           119,522            417,556
Redeemed                       (6,361,823)       (22,405,634)       (2,871,399)       (10,046,575)
                               -------------------------------------------------------------------
Net increase                   33,384,938       $117,912,748         8,978,617       $ 31,329,937
                               ===================================================================

--------------------------------------------------------------------------------------------------
CLASS B
Sold                              421,049       $  1,516,182           257,816       $    906,437
Dividends and/or
distributions reinvested           11,689             42,026             5,781             20,386
Redeemed                          (88,484)          (316,914)          (58,443)          (203,305)
                               -------------------------------------------------------------------
Net increase                      344,254       $  1,241,294           205,154       $    723,518
                               ===================================================================

--------------------------------------------------------------------------------------------------
CLASS C
Sold                           11,449,252       $ 40,404,104         5,277,247       $ 18,364,343
Dividends and/or
distributions reinvested          230,439            811,122            59,643            206,703
Redeemed                       (3,047,285)       (10,714,961)         (508,169)        (1,775,044)
                               -------------------------------------------------------------------
Net increase                    8,632,406       $ 30,500,265         4,828,721       $ 16,796,002
                               ===================================================================

             66 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                            PURCHASES           SALES
              -------------------------------------------------------
              Investment securities      $146,782,768     $34,841,222

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

              FEE SCHEDULE
              --------------------------------------------
              Up to $100 million of net assets       0.50%
              Next $150 million of net assets        0.45
              Next $1.75 billion of net assets       0.40
              Over $2 billion of net assets          0.39

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2006, the Fund paid $39,641 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to

            67 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $23,989 and $620,092, respectively. Fees incurred by the Fund under the plans are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                       CLASS A         CLASS B          CLASS C
                       CLASS A      CONTINGENT      CONTINGENT       CONTINGENT
                     FRONT-END        DEFERRED        DEFERRED         DEFERRED
                 SALES CHARGES   SALES CHARGES   SALES CHARGES    SALES CHARGES
                   RETAINED BY     RETAINED BY     RETAINED BY      RETAINED BY
   YEAR ENDED      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR
-------------------------------------------------------------------------------
July 31, 2006         $132,085          $2,364          $5,466          $37,869

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that total expenses will not exceed 0.80% for Class A shares and 1.55% for Class B and Class C shares, respectively. During the year ended July 31, 2006, the
Manager waived management fees and/or reimbursed fees of the Fund in the amounts of $643,088, $14,833 and $257,146 for Class A, Class B and Class C shares, respectively. The voluntary waivers described above may be amended or withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary

             68 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the
"Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the
Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was
$17,533,699 at an average daily interest rate of 4.373%. The Fund had borrowings outstanding of $42,400,000 at July 31, 2006 at an interest rate of 5.3126%. The
Fund had gross borrowings and gross loan repayments of $164,300,000 and
$129,100,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31,
2006 was $42,400,000. The Fund paid $52,789 in fees and $686,309 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 14, 2005, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the
Fund to replace the firm of Ernst & Young LLP, who were dismissed as the independent registered public accounting firm to the Fund. This change in the
Fund's auditors was approved by the Fund's audit committee and ratified by the
Fund's independent Trustees.

             69 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Continued

      The reports of Ernst & Young LLP on the Fund's financial statements for the fiscal year ended July 31, 2005 and for the period from February 25, 2004
(commencement of operations) to July 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      During the Fund's fiscal year ended July 31, 2005 and for the period from
February 25, 2004 (commencement of operations) to July 31, 2004, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

             70 | OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

                     A-7
                  Appendix A

      MUNICIPAL BOND RATINGS DEFINITIONS

     Below   are   summaries   of   the   rating   definitions   used   by   the
nationally-recognized  rating  agencies  listed below for municipal  securities.
Those ratings  represent  the opinion of the agency as to the credit  quality of issues that they rate.  The summaries  below are based upon  publicly  available information provided by the rating organizations.

     Moody's Investors Service, Inc. ("Moody's")

     Municipal  Ratings are  opinions of the  investment  quality of issuers and issues in the U.S.  municipal and  tax-exempt  markets.  As such,  these ratings incorporate  Moody's assessment of the default  probability and loss severity of these issuers and issues.

     Municipal  Ratings  are based upon the  analysis  of four  primary  factors
relating    to    municipal    finance:    economy,    debt,    finances,    and
administration/management   strategies.   Each  of  the  factors  is   evaluated
individually  and for its  effect on the other  factors  in the  context  of the municipality's ability to repay its debt.

   MUNICIPAL LONG-TERM RATING DEFINITIONS

     Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa:  Issuers or issues rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A:  Issuers  or  issues  rated  A  present  above-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa:  Issuers  or  issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax- exempt issuers or issues.

     Ba: Issuers or issues rated Ba demonstrate  below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness  relative to other US municipal or tax- exempt issuers or issues.

     Caa:  Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca: Issuers or issues rated Ca demonstrate  extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C:  Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Moody's  applies  numerical  modifiers 1, 2, and 3 in each  generic  rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS

     In  municipal  debt  issuance,   there  are  three  rating  categories  for
short-term  obligations that are considered  investment grade. These ratings are designated as Moody's  Investment  Grade (MIG) and are divided into three levels
-- MIG 1 through MIG 3. In addition,  those  short-term  obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand  obligations  (VRDOs),  a two-component rating is assigned.  The first  element  represents  Moody's  evaluation  of the degree of risk associated with scheduled  principal and interest  payments.  The second element  represents  Moody's  evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity.  By contrast,  VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: Denotes  superior  credit  quality.  Excellent  protection is afforded  by  established  cash  flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: Denotes  strong credit  quality.  Margins of  protection  are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: Denotes  acceptable  credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

     SG: Denotes  speculative-grade  credit  quality.  Debt  instruments in this category may lack margins of protection.

     Standard  &  Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
division of The McGraw-Hill Companies, Inc.

   LONG-TERM ISSUE CREDIT RATINGS

     Issue  credit  ratings  are  based in  varying  degrees,  on the  following considerations:

o    Likelihood of  payment-capacity  and willingness of the obligor to meet its financial  commitment on an obligation in accordance  with the terms of the obligation;

o    Nature of and provisions of the obligation; and

o    Protection  afforded by, and relative  position of, the  obligation  in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue  ratings  definitions  are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation  rated `AAA' has the highest rating assigned by Standard
&  Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     AA: An  obligation  rated `AA' differs from the  highest-rated  obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An  obligation  rated `A' are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation  rated `BBB' exhibits  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

   BB, B, CCC, CC, and C

     An obligation rated `BB', `B', `CCC',  `CC', and `C' are regarded as having significant  speculative  characteristics.  `BB'  indicates  the least degree of speculation and `C' the highest.  While such  obligations  will likely have some quality  and  protective  characteristics,  these  may be  outweighed  by  large uncertainties or major exposures to adverse conditions.

     BB: An obligation  rated `BB' are less  vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business,  financial,  or economic  conditions,  which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

     B:  An  obligation  rated  `B'  are  more  vulnerable  to  nonpayment  than obligations  rated `BB', but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation  rated `CCC' are currently  vulnerable to nonpayment and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

     C: The `C'  rating  may be used to  cover a  situation  where a  bankruptcy petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

     D: An obligation rated `D' are in payment default.  The `D' rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard &  Poor's believes that such payments  will be made during such grace  period.  The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
(+) or  minus  (-)  sign to show  relative  standing  within  the  major  rating categories.

     c: The `c' subscript is used to provide additional information to investors that the bank may terminate its  obligation  to purchase  tendered  bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

     p: The letter `p' indicates that the rating is  provisional.  A provisional rating  assumes the  successful  completion of the project  financed by the debt being rated and indicates that payment of debt service  requirements  is largely or entirely  dependent upon the  successful,  timely  completion of the project.
This rating,  however,  while addressing credit quality subsequent to completion of the  project,  makes no comment on the  likelihood  of or the risk of default upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation  confirming investments and cash flows.

     r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that Standard  &  Poor's  believes may  experience  high  volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

   N.R. Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general.

   SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally  assigned to those obligations  considered short-term  in the  relevant  market.  In the  U.S.,  for  example,  that  means obligations  with an  original  maturity  of no  more  than  365  days-including commercial paper.

     A-1: A short-term  obligation  rated "A-1" is rated in the highest category by  Standard  &  Poor's.  The  obligor's  capacity  to  meet  its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     A-2: A short-term  obligation  rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A  short-term  obligation  rated "A-3"  exhibits  adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     B: A  short-term  obligation  rated "B" is regarded  as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term  obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term  obligation rated "D" is in payment default. The "D" rating category  is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace period has not  expired,  unless  Standard  &
Poor's  believes that such  payments will be made during such grace period.  The
"D" rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

     Notes. A Standard &  Poor's note rating reflects the liquidity  factors and market  access risks unique to notes.  Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

o.....Amortization  schedule-the  larger the final  maturity  relative  to other maturities, the more likely it will be treated as a note; and

o    Source of  payment-the  more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note.

     SP-1:  Strong capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2:  Satisfactory  capacity  to pay  principal  and  interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

     Fitch,  Inc.  International  credit  ratings  assess the  capacity  to meet foreign  currency or local  currency  commitments.  Both "foreign  currency" and
"local currency" ratings are internationally  comparable assessments.  The local currency  rating  measures  the  probability  of  payment  within  the  relevant sovereign  state's currency and  jurisdiction and therefore,  unlike the foreign currency  rating,  does not take account of the possibility of foreign  exchange controls limiting transfer into foreign currency.

   INTERNATIONAL LONG-TERM CREDIT RATINGS

     The following  ratings scale applies to foreign currency and local currency ratings. Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit  risk.  They  indicate  a very  strong  capacity  for  timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

   Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

     Entities  rated in this  category  have  defaulted  on some or all of their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Plus (+) and minus (-) signs may be appended  to a rating  symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

     INTERNATIONAL SHORT-TERM CREDIT RATINGS The following ratings scale applies to foreign currency and local currency  ratings.  A short-term rating has a time horizon of less than 12 months for most  obligations,  or up to three  years for
U.S.  public  finance  securities,  and  thus  places  greater  emphasis  on the liquidity necessary to meet financial commitments in a timely manner.

     F1:  Highest  credit  quality.  Strongest  capacity  for timely  payment of financial commitments.  May have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

     F3:  Fair  credit  quality.   Capacity  for  timely  payment  of  financial
commitments is adequate.  However,  near-term  adverse changes could result in a reduction to non-investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

                     B-1
                  Appendix B

   MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

   Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                     C-12

                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,

         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").

         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.

         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.

|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

   Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25%
   is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).

|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
           Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or SAI of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and SAI.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
|X|

|X|

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's SAI) of the
         Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Limited Term California Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street-11th Floor
      New York, New York 10080

Distributor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street-11th Floor
      New York, New York 10080

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP (225.5677)

Custodian Bank
     Citibank, N.A.
      388 Greenwich Street
      New York, New York 10013

Independent Registered Public Accounting Firm

     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234

PX0801.001.1006

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this SAI refers to those Trustees who are not
"interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.